                                  LEASE

                              BY AND BETWEEN

         THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES,

                     a New York corporation, as Landlord


                                   and

                             FMC CORPORATION,

                         a Delaware corporation,

                                as Tenant


                                   for

                                 BUILDING A

                               TABLE OF CONTENTS

                                                                  Page
                                                                  -----

ARTICLE 1.  DEFINITIONS...........................................  1

    1.1.  Commencement Date.......................................  1
    1.2.  Rent Start Date.........................................  1
    1.3.  Lease Term..............................................  1
    1.4.  Property................................................  1
    1.5.  Premises................................................  2
    1.6.  Permitted Use...........................................  2
    1.7.  Tenant's Minimum Liability Insurance Coverage...........  2
    1.8.  Tenant's Allocated Parking Stalls.......................  2
    1.9.  Retained Real Estate Brokers............................  2
    1.10. Address for Notices.....................................  2
    1.11. Lease...................................................  2
    1.12. Building C Lease........................................  2
    1.13. Tenant's Allocated Share................................  2
    1.14. Continuing Tenant Default...............................  3
    1.15. Additional Definitions..................................  3

ARTICLE 2.  DEMISE AND ACCEPTANCE.................................  3

    2.1.  Demise of Premises......................................  3
    2.2.  Delivery and Acceptance of Possession...................  3
    2.3.  Construction of Interior Improvements...................  3
    2.4.  Options to Extend Lease Term............................  3

ARTICLE 3.  RENT..................................................  5

    3.1.  Base Monthly Rent.......................................  5
    3.2.  Additional Rent.........................................  6
    3.3.  Payment of Rent.........................................  6
    3.4.  Late Charge and Interest on Rent in Default.............  6

ARTICLE 4.  USE OF PREMISES.......................................  7

    4.1.  Limitation on Type......................................  7
    4.2.  Compliance with Laws and Private Restrictions...........  7
    4.3.  Insurance Requirements..................................  7
    4.4.  Outside Areas...........................................  8
    4.5.  Signs...................................................  8
    4.6.  Rules and Regulations...................................  8

    4.7.  Parking.................................................  8
    4.8.  Window Coverings........................................  9
    4.9.  Outside Sales...........................................  9

ARTICLE 5.  TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS.............  9

    5.1.  Trade Fixtures..........................................  9
    5.2.  Leasehold Improvements..................................  9
    5.3.  Alterations Required by Law............................. 10
    5.4.  Landlord's Improvements................................. 11
    5.5.  Liens................................................... 11
    5.6.  Modifications to the Premises........................... 11

ARTICLE 6.  REPAIR AND MAINTENANCE................................ 12

    6.1.  Tenant's Obligation to Maintain......................... 12
    6.2.  Landlord's Obligation to Maintain....................... 12
    6.3.  Tenant's Obligation to Reimburse........................ 13
    6.4.  Common Operating Expenses Defined....................... 14
    6.5.  Control of Common Area.................................. 14
    6.6.  Tenant's Negligence..................................... 15

ARTICLE 7.  WASTE DISPOSAL AND UTILITIES.......................... 15

    7.1.  Waste Disposal.......................................... 15
    7.2.  Hazardous Materials..................................... 15
    7.3.  Utilities............................................... 17
    7.4.  Compliance with Governmental Regulations................ 17

ARTICLE 8.  REAL PROPERTY TAXES................................... 18

    8.1.  Real Property Taxes Defined............................. 18
    8.2.  Tenant's Obligation to Reimburse........................ 18
    8.3.  Taxes on Tenant's Property.............................. 19


ARTICLE 9.  INSURANCE............................................. 19

    9.1.  Tenant's Insurance...................................... 19
    9.2.  Landlord's Insurance.................................... 20
    9.3.  Tenant's Obligation to Reimburse........................ 20
    9.4.  Release and Waiver of Subrogation....................... 20

ARTICLE 10.  LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY..... 21

    10.1. Limitation on Landlord's Liability...................... 21

    10.2. Limitation on Tenant's Recourse......................... 21
    10.3. Indemnification of Landlord............................. 22

ARTICLE 11.  DAMAGE TO PREMISES................................... 22

    11.1. Landlord's Duty to Restore.............................. 22
    11.2. Landlord's Right to Terminate........................... 22
    11.3. Tenant's Right to Terminate............................. 23
    11.4. Abatement of Rent....................................... 23

ARTICLE 12.  CONDEMNATION......................................... 24

    12.1. Tenant's Termination Right.............................. 24
    12.2. Restoration and Abatement of Rent....................... 24
    12.3. Temporary Taking........................................ 24
    12.4. Division of Condemnation Award.......................... 24

ARTICLE 13.  DEFAULT AND REMEDIES................................. 25

    13.1. Events of Tenant's Default.............................. 25
    13.2. Landlord's Remedies..................................... 26
    13.3. Waiver by Tenant of Certain Remedies.................... 27
    13.4. Waiver.................................................. 27
    13.5. Limitation on Exercise of Rights........................ 27

ARTICLE 14.  ASSIGNMENT AND SUBLETTING............................ 27

    14.1. By Tenant............................................... 27
    14.2. By Landlord............................................. 29

ARTICLE 15.  GENERAL PROVISIONS................................... 30

    15.1. Landlord's Right to Enter............................... 30
    15.2. Surrender of the Premises............................... 30
    15.3. Holding Over............................................ 30
    15.4. Subordination........................................... 31
    15.5. Tenant's Attornment..................................... 31
    15.6. Mortgagee Protection.................................... 31
    15.7. Estoppel Certificates and Financial Statements.......... 31
    15.8. Force Majeure........................................... 32
    15.9. Notices................................................. 32
    15.10. Obligation to Act Reasonably........................... 32
    15.11. Corporate Authority.................................... 32
    15.12. Additional Definitions................................. 32

    15.13. Miscellaneous.......................................... 33
    15.14. Termination by Exercise of Right....................... 33
    15.15. Brokerage Commissions.................................. 34
    15.16. Entire Agreement....................................... 34
    15.17. Right of First Offer to Lease.......................... 34

SCHEDULE OF EXHIBITS

EXHIBIT A - SITE PLAN OF PROPERTY
EXHIBIT B - APPROVED PLANS FOR INTERIOR IMPROVEMENTS
EXHIBIT C - INTERIOR IMPROVEMENT AGREEMENT
EXHIBIT D - FORM OF SUBORDINATION AGREEMENT

                                  LEASE

                               (Building A)

     THIS LEASE, dated June 1, 1989 for reference purposes only, is made by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and FMC CORPORATION, a Delaware corporation ("Tenant").

                                 ARTICLE 1.

                               DEFINITIONS

     1.1. COMMENCEMENT DATE: The term "Commencement Date" shall mean the date the last signatory to this Lease whose execution is required to make it binding on Landlord and Tenant shall have executed this Lease.

     1.2. RENT START DATE: The term "Rent Start Date" shall mean November 1, 1989; provided, however, that if the Interior Improvements to be constructed pursuant to the Interior Improvement Agreement attached as EXHIBIT "C" are not "Substantially Completed" (as defined in EXHIBIT "C") by November 1, 1989 because of delays in construction resulting from "Force Majeure" (as defined in this paragraph 1.2), then the Rent Start Date shall be extended for one day for each such day of delay experienced by Tenant in constructing the Interior Improvements pursuant to EXHIBIT "C". For purposes of this paragraph, the following shall apply:

           A. The term "Force Majeure" shall mean (i) any material default by Landlord of its obligations under this Lease which delays construction;
(ii) strikes, labor disputes or work stoppages which are not directed solely at the construction of the Interior Improvements or only because of job conditions at the Premises but which also affect other construction projects;
(iii) damage to the Interior Improvements or the Premises caused by fire, earthquake, vandalism or other peril; and (iv) civil commotion, civil unrest, or acts of war. The term "Force Majeure" shall not include any of the following: (i) delays caused by the Prime Contractor or any subcontractor, including delays resulting from contractor default; (ii) inability to obtain labor, materials, equipment, or reasonable substitutes therefor when ordered; or (iii) inability to obtain any governmental approval required in connection with the construction of the Interior Improvements.

           B. Tenant shall notify Landlord promptly of the occurrence of any event of Force Majeure. If Tenant does not notify Landlord in writing of the occurrence of an event of Force Majeure within five (5) days after such event has commenced to occur, then the Rent Start Date shall only be extended by the amount of delay that occurs after Tenant actually gives written notice to Landlord of the occurrence of the event of Force Majeure in question.

     1.3. LEASE TERM: The Lease Term shall commence on the Commencement Date and shall continue until the tenth (10th) anniversary of the Rent Start Date (unless the Lease Term is extended pursuant to paragraph 2.4 hereof).

     1.4. PROPERTY: The term "Property" shall mean that real property shown on the site plan attached hereto as EXHIBIT "A" and all improvements now or hereafter located thereon, including, without limitation, the five (5) buildings presently located thereon, including, without limitation, the give
(5) buildings presently located thereon, the aggregate gross leasable area of which is approximately 295,271 square feet (the "Property Gross Leasable Area"), allocated among the five buildings as shown on the attached EXHIBIT "A"; provided, however, that Landlord may change the boundaries and composition of the Property by removing or adding land and/or buildings and thereafter the term "Property" shall refer to such real property so enlarged or reduced and the amount of the "Property Gross Leasable Area" shall be appropriately adjusted.

     1.5. PREMISES: The term "Premises" shall mean the building structure situated on the Property commonly known as Building A of Airport Technology Park, 2890 De La Cruz Boulevard, Santa Clara, California, containing approximately 68,708 square feet of gross leasable area (the "Premises Gross Leasable Area") located as shown on EXHIBIT "A". Landlord and Tenant agree that (i) all measurements of gross leasable area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease; and (ii) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where gross leasable area is a factor.

     1.6. PERMITTED USE: The term "Permitted Use" shall mean the use of the Premises for (i) research and development, production, sales, and general administrative offices and other legal uses incidental thereto, and (ii) any other legal use first approved in writing by Landlord.

     1.7. TENANT'S MINIMUM LIABILITY INSURANCE COVERAGE: The term "Tenant's Minimum Liability Insurance Coverage" shall mean Two Million Five Hundred Thousand Dollars ($2,500,000).

     1.8. TENANT'S ALLOCATED PARKING STALLS: The term "Tenant's Allocated Parking Stalls" shall mean 274 parking stalls for the non-exclusive use of Tenant. Notwithstanding the foregoing, or any other provision of this Lease, the parties acknowledge that although Tenant is allocated a combined total of 620 parking spaces pursuant to this Lease and the Building C Lease, after a restripping of the parking areas on the Property to increase to 1,155 the number of spaces available, only a total of 603 spaces shall be available for Tenant's use. In this regard the parties agree that the total number of parking spaces allocated for Tenant's use under this Lease and under the Building C Lease shall be reduced by 17; such spaces shall be proportionably allocated between the Premises and the premises leased pursuant to the Building A Lease. Landlord agrees, at the written request of Tenant, to construct at Landlord's expense 17 additional parking spaces on the Property, if Landlord can do so at a reasonable cost by relocating or removing landscaped area or driveways, and the construction of such additional parking spaces is permitted by all applicable Laws.

     1.9. RETAINED REAL ESTATE BROKERS: The term "Retained Real Estate Brokers" shall mean LaSalle Partners Limited and J.R. Parrish, Inc.

     1.10. ADDRESS FOR NOTICES: The term "Address for Notices" shall mean the following:

           A. In the case of Landlord, such term shall mean The Equitable Life Assurance Society of the United States, One Market Plaza, 1900 Steuart Tower, San Francisco, California 94105, Attention: Property Management Department.

           B. In the case of Tenant, such term shall mean (i) before the Commencement Date, its present address which is 881 Martin Avenue, Box 58123, Santa Clara, California 95052; and (ii) after the Commencement Date, the address of the Premises which is 2830 De La Cruz Boulevard, Santa Clara, California 95050.

     1.11. LEASE: The term "Lease" shall mean this printed lease, Exhibits "A" (site plan), "B" (Approved Plans for Interior Improvements), "C" (Interior Improvement Agreement), "D" (form of subordination agreement), all of which are attached hereto and incorporated herein by this reference.

     1.12. BUILDING C LEASE: The term "Building C Lease" shall mean that lease dated as of June 1, 1989 between Landlord and Tenant, pursuant to which Tenant leases from Landlord that certain building identified as Building C on the site plan attached hereto as EXHIBIT "A" and which contains approximately 86,785 square feet, the address of which is 2830 De La Cruz Boulevard, Santa Clara, California.

     1.13. TENANT'S ALLOCATED SHARE: The term "Tenant's Allocated Share" shall mean one hundred percent (100%).

     1.14. CONTINUING TENANT DEFAULT: A "Continuing Tenant Default" shall be deemed to exist when an "Event of Tenant's Default" (as defined in paragraph 13.1) has occurred, and the underlying default or breach by Tenant of its obligations which resulted in such Event of Tenant's Default has not been completely cured.

     1.15. ADDITIONAL DEFINITIONS: As used in this Lease or any addendum or amendment thereto, the following terms shall have the meanings set forth in paragraph 15.12: "Agreed Interest Rate", "Common Area", "Law", "Leasehold Improvements", "Lender", "Private Restrictions" and "Trade Fixtures".

                                    ARTICLE 2.

                              DEMISE AND ACCEPTANCE


     2.1. DEMISE OF PREMISES: Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises together with (i) the non-exclusive right to use no more than the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in paragraph 4.7), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises. Tenant's lease of the Premises shall be subject to (i) all Laws,
(ii) all Private Restrictions, easements, and other matters of public record, and (iii) the reasonable and non-discriminatory rules and regulations from time to time promulgated by Landlord pursuant to paragraph 4.6.

     2.2. DELIVERY AND ACCEPTANCE OF POSSESSION: Landlord shall deliver to Tenant possession of the Premises on the Commencement Date in their presently existing condition, broom clean. Tenant shall accept possession of the Premises in its presently existing condition, "as-is" (except for latent defects in the structural elements of the Premises), acknowledging that (i) Tenant intends to do substantial renovation work and construct completely new interior improvements pursuant to paragraph 2.3 hereof and the Interior Improvement Agreement attached as EXHIBIT "C", and (ii) Landlord is obligated to make certain repairs as set forth in the Interior Improvement Agreement.

     2.3. CONSTRUCTION OF INTERIOR IMPROVEMENTS: Tenant shall construct certain improvements for Tenant's use in the Premises pursuant to the terms of the Interior Improvement Agreement executed concurrently with this Lease by Landlord and Tenant and attached hereto as EXHIBIT "C".

     2.4. OPTIONS TO EXTEND LEASE TERM: Landlord hereby grants to Tenant two (2) options (each referred to as the "Option") to extend the Lease Term each for a five (5) year period (the "Option Term"), on the following terms and conditions:

            A. Tenant must give Landlord notice in writing of its exercise of the Option before the later to occur of (i) the two hundred fortieth (240th) day before the date of the initial Lease Term (or then extended Lease Term as the case may be) would end but for said exercise, or (ii) the seventh
(7th) day following the establishment of the fair market rent for the Premises by appraisal pursuant to subparagraph 2.4F if such appraisal process is commenced pursuant to subparagraphs 2.4E and 2.4F.

            B. Tenant may not exercise the Option at any time that either of the following is true: (i) a Continuing Tenant Default exists under this Lease (unless caused by a subTenant of the original Tenant under this Lease and such original Tenant is using reasonable efforts to cause such default to be cured) or (ii) a Continuing Tenant Default exists under the Building A Lease (unless caused by a subTenant or assignee of the original Tenant under this Lease and such original Tenant is using reasonable efforts to cause such default to be cured) and the same person or entity is the owner of record of both the Premises and the real property leased pursuant to the Building C Lease.

            C. All terms and conditions of this Lease shall apply during the Option Term, except that the Base Monthly Rent for the Option Term shall be determined as provided in subparagraph 2.4D below.

            D. The Base Monthly Rent for the Option Term with respect to the Premises shall be the ninety-five percent (95%) of the fair market rent for the Premises for the Option Term on the terms contained in this Lease as of the commencement of the Option Term, determined pursuant to subparagraphs 2.4E and 2.4F. For purposes of this Lease, the term "fair market rent for the Premises" shall mean the projected going market rent for the Premises as of the commencement of the Option Term in question, including a provision for periodic increases of such rent during the Option Term (which increases shall be established as part of such fair market rent), taking into account the value of all improvements in the Premises, regardless of whether made by Landlord or Tenant (except for those Leasehold Improvements that Tenant has the right to remove at the expiration of the Lease Term).

            E. Tenant may not exercise the Option in question unless Tenant has delivered to Landlord a written request (a "Rent Quote Request") that Landlord state in writing Landlord's opinion of the fair market rent for the Premises for the upcoming Option Term in question, which Rent Quote Request may only be delivered and shall only be effective if delivered (i) no sooner than fifteen (15) months before the expiration of the Lease Term, and (ii) no later than thirteen (13) months prior to the expiration of the Lease Term. After receipt of a Rent Quote Request and no later than twelve (12) months prior to the expiration of the Lease Term, Landlord shall deliver to Tenant a written statement setting forth Landlord's opinion of the fair market rent for the Premises for the Option Term in question (a "Landlord's Rent Quote").
 For a period of thirty (30) days following delivery to Tenant of Landlord's Rent Quote (the "Negotiation Period"), Landlord and Tenant shall confer to attempt to reach agreement upon the fair market rent for the Premises for the Option Term in question. If Landlord and Tenant are unable to reach agreement in writing within the Negotiation Period, for purposes of establishing the Base Monthly Rent for the Option Term in question, the fair market rent for the Premises shall be deemed to be the amount stated in Landlord's Rent Quote unless Tenant delivers to Landlord during the Negotiation Period a written notice which states the following: (i) Tenant requires that the fair market rent for the Premises for the Option Term in question be established by the appraisal process described in subparagraph 2.4F; and (ii) the name, address, and qualifications of the appraiser selected by Tenant for purposes of the appraisal process described in subparagraph 2.4F ("Tenant's Appraisal Demand"). If Tenant so timely delivers to Landlord a Tenant's Appraisal Demand, the Base Monthly Rent for the Option Term in question shall be established based on the result of the appraisal process described in subparagraph 2.4F.

            F. If Tenant delivers to Landlord a Tenant's Appraisal Demand during the Negotiation Period, then the fair market rent for the Premises shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

                 (1) One of the appraisers shall be the appraiser identified in Tenant's Appraisal Demand. Within ten (10) days of receipt of Tenant's Appraisal Demand, Landlord shall select its appraiser and notify Tenant, in writing, of the name, address and qualifications of an appraiser selected by it. Failure by Landlord to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and Tenant shall select a second appraiser on behalf of Landlord within five (5) days after the expiration of said ten (10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers selected by the parties shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitration Association at the request of either party or, if there is then no American Arbitration Association or if it refuses to perform this function, then at the request of either Landlord or Tenant, the third appraiser shall be appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

                 (2)  The three (3) appraisers so selected shall meet in San
Jose,

California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers shall attempt to determine the fair market rent for the Premises for the Option Term in question.

                 (3) If the appraisers are unable to complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of their first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two
(2) or more of the appraisers agree on the fair market rent for the Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

                 (4) If two (2) or more appraisers do not agree within said fifteen (15) day period as set forth above, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent for the Premises for the Option Term in question. Landlord and Tenant shall then determine the fair market rent for the Premises for the Option Term by determining the average of the fair market rent set by each of the appraisers; provided, however, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded, and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If any appraisal is disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded. For purposes of determining the relative amount of the appraisals to implement the provisions of this subparagraph requiring that an appraisal be disregarded if it is too high or too low, the amount of an appraisal that calls for periodic rent increases based upon an index (E.G., the Consumer Price Index) shall be determined by assuming that such index will increase at the same average annual rate during the option period in question that such index increased on an average annual basis during the five (5) year period preceding the commencement of the option period in question.

                (5) Each party shall bear the fees and expenses of the appraisers selected by or for it, and the fees and expenses of the third appraiser shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

                                 ARTICLE 3.

                                   RENT

     3.1. BASE MONTHLY RENT: Commencing on the Rent Start Date and continuing thereafter throughout the initial Lease Term, Tenant shall pay to Landlord a monthly rent (which rent is referred to as the "Base Monthly Rent"), which shall be the following:

            A. No Base Monthly Rent shall be payable for the period beginning on the Rent Start Date and ending on the last day of the sixth
(6th) month of the Lease Term.

            B. The Base Monthly Rent for the period beginning on the first day of the seventh (7th) month of the Lease Term and ending on the last day of the twenty-fourth (24th) month of the Lease Term is Forty Eight Thousand Ninety Six Dollars ($48,096) (I.E., $0.70 per square foot per month).

            C. The Base Monthly Rent for the period beginning on the first day of the twenty-fifth (25th) month of the Lease Term and ending on the last day of the forty-eighth (48th) month of the Lease Term is Fifty Eight Thousand Four Dollars ($58,402) (I.E., $0.85 per square foot per month).

            D. The Base Monthly Rent for the period beginning on the first day of the forty-ninth (49th) month of the Lease Term and ending on the last day of the seventy-second

(72nd) month of the Lease Term is Sixty-One Thousand Eight Hundred Thirty-Seven Dollars ($61,837.90) (I.E., $0.90 per square foot per month).

            E. The Base Monthly Rent for the period beginning on the first day of the seventy-third (73rd) month of the Lease Term and ending on the last day of the one hundred twentieth (120th) month of the Lease Term is Sixty-Five Thousand Two Hundred Seventy-Three Dollars ($65,273) (I.E., $0.95 per square foot per month).

            F. For purposes of applying the provisions of this paragraph 3.1, the term "month of the Lease Term" shall mean that period which begins on that day of the calendar month in question which corresponds to the Rent Start Date and which continues for thirty (30) or thirty-one (31) days until the day of the next calendar month which precedes the day in that calendar month which corresponds to the Rent Start Date. By way of example only, if it is assumed that the Rent Start Date is September 15, 1989, then for purposes of this paragraph 3.1 (i) the first month of the Lease Term would commence September 15 and end on October 14, 1989; and (ii) the seventh (7th) month of the Lease Term would commence on March 15 and end on April 14, 1990.

     3.2. ADDITIONAL RENT: Commencing on the Rent Start Date and continuing thereafter throughout the Lease Term, Tenant shall pay, as additional rent (the "Additional Rent"), (i) Tenant's share of Common Operating Expenses as required by paragraph 6.3, (ii) Tenant's share of the Real Property Taxes as required by paragraph 8.2, (iii) Landlord's share of the net consideration received by Tenant upon certain assignments and sublettings as required by paragraph 14.1, (iv) any late charges or interest due Landlord pursuant to paragraph 3.4, (v) Tenant's share of the amortized cost of certain additional improvements as provided in paragraph 5.4, and
(vi) any other charges due Landlord pursuant to this Lease.

     3.3. PAYMENT OF RENT: All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as permitted by paragraphs 11.4 and 12.2), and without any prior demand therefor, to Landlord at its address set forth above or at such other place as Landlord may designate from time to time. Tenant's obligation to pay rent shall be prorated as of the Rent Start Date and at expiration or earlier termination of the Lease Term such that Tenant shall not be required to pay Base Monthly Rent or Additional Rent for any period preceding the Rent Start Date or following the expiration or earlier termination of the Lease Term (except in the case of a termination of this Lease as a result of an Event of Tenant's Default).

     3.4. LATE CHARGE AND INTEREST ON RENT IN DEFAULT: Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any such Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within five (5) days after Landlord delivers written notice to Tenant that such amount is delinquent, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent rent. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including the right to terminate this Lease. If any rent remains delinquent for a period in excess of thirty (30) days after Landlord delivers written notice to Tenant that such amount is delinquent, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

                                 ARTICLE 4.

                              USE OF PREMISES

     4.1. LIMITATION ON TYPE: Tenant shall use the Premises solely for the Permitted Use (as described in paragraph 1.6). Tenant shall not do or permit anything to be done in or about the Premises or Common Area which will (i) interfere with the rights of other occupants of the Property, (ii) cause structural damage to the Premises and Tenant fails to promptly commence and diligently pursue to completion the repair of such damage, or (iii) cause damage to any part of the Premises or Property except to the extent reasonably necessary for the installation of Tenant's equipment and trade fixtures and Tenant fails to promptly commence and diligently pursue to completion the repair of such damage. Tenant shall not operate any equipment within the Premises which will (i) injure, vibrate or shake the Premises,
(ii) overload existing electrical systems or other mechanical equipment servicing the Premises, or (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment servicing the Premises, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Premises or set any load on the floor in excess of approved structural limits as defined by Landlord's architect. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create a fire or health hazard, (ii) damage the Premises, or (iii) interfere with the businesses of other Tenants of the Property. All noise or odors generated by Tenant's use of the Premises shall be contained or muffled so that they do not interfere with the businesses of other Tenants of the Property. Tenant shall not (i) change the exterior of the Premises (subject to Tenant's right to install signs pursuant to paragraph 4.5), or (ii) install any equipment or antennas on or make any penetrations of the exterior or roof of the Premises without the prior written consent of Landlord. Tenant shall not commit nor permit to be committed any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any objectionable noises, odors, dust or nuisances which may disturb the quiet enjoyment of other Tenants or occupants of the Property. Notwithstanding the foregoing restrictions, the parties agree as follows:

            A. Tenant may bring military fighting vehicles onto the first floor of the Premises so long as (i) Tenant puts into place such reinforcing as is reasonably necessary to upgrade the floor load capacity so that it will accept such fighting vehicles; and (ii) Tenant repairs any damage to the Premises caused by the entry of such vehicles.

            B. Tenant may install antennas, radio "dishes" or other electronic equipment reasonably necessary for the conduct of Tenant's business upon the roof of the Premises so long as (i) such installations are done in compliance with all Laws and Private Restrictions; (ii) such installations are accomplished in a manner which does not compromise the watertight integrity of the roof; (iii) all damage to the Premises caused by such installation is repaired by Tenant; and (iv) any such equipment is properly and effectively screened from view in a manner reasonably acceptable to Landlord.

            C. In the event Tenant desires to operate equipment within the Premises that will or may overload existing mechanical, electrical, or other systems, Tenant may do so only if it first installs, at its sole cost, all necessary modifications, repairs or upgrades of existing systems so that such equipment may be operated without overloading such systems as so modified by Tenant.

     4.2. COMPLIANCE WITH LAWS AND PRIVATE RESTRICTIONS: Tenant shall not use or permit any person to use the Premises in any manner which violates any Laws or Private Restrictions. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions and shall indemnify and hold Landlord harmless from any liability resulting from Tenant's failure to do so.

     4.3. INSURANCE REQUIREMENTS: Tenant shall not use or permit any person to use the Premises or Common Area in any manner which will cause a cancellation of any insurance policy covering the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy; provided, however, that Tenant may bring military fighting vehicles onto the first floor of the Premises as permitted pursuant to subparagraph 4.1A. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at reasonable rates, the insurance coverage carried by Landlord pursuant to this Lease.

     4.4. OUTSIDE AREAS: No materials, supplies, storage tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Premises which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant; provided, however, that Tenant may bring military fighting vehicles onto the first floor of the Premises as permitted pursuant to subparagraph 4.1A.

     4.5. SIGNS: Tenant shall not place on any portion of the Premises or the Property any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Premises without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws and Private Restrictions and shall be installed at the expense of Tenant. If Landlord so elects, Tenant shall, at the expiration or sooner termination of this Lease, remove all signs installed by it and repair any damage caused by such removal. Tenant shall at all times maintain such signs in good condition and repair. Upon Tenant's written request and at Tenant's cost and expense, Landlord shall remove both of the Airport Technology Park monument signs located on De La Cruz Boulevard. Subject to Landlord's prior written approval of Tenant's specific design plan, (i) Tenant shall have the right to install a monument sign at the entrance to the Premises, and at the two entrances to Airport Technology Park, and (ii) Tenant shall have the right to install signs on the exterior of the Premises. Approved signs installed by Tenant may be illuminated in compliance with the provisions of applicable laws and Private Restrictions.

     4.6. RULES AND REGULATIONS: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Property for the care and orderly management of the Property and the safety of its Tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other Tenant of the Property of any such rules and regulations.

     4.7. PARKING: Tenant is allocated and shall have the non-exclusive right to use (without charge in addition to the Base Monthly Rent) no more than the number of parking spaces contained within the Property described in paragraph 2.1 for its use and the use of its employees and invitees, the location of which may be designated from time to time by Landlord but shall be on the Property and within reasonable proximity to the Premises. Tenant shall not at any time use or permit its employees or invitees to use more parking spaces than the number so allocated to Tenant or to park or permit the parking of its vehicles or the vehicles of others in any portion of the Property not designated by Landlord as a non-exclusive parking area.
Landlord shall not oversubscribe the parking within the Property, and shall assure that the total number of spaces committed to the non-exclusive use of all Tenants of the Property shall not exceed the total number of spaces within the Common Area. Of the parking spaces allotted to Tenant pursuant to paragraph 2.1, Tenant shall have the right to designate a reasonable number of such spaces as reserved spaces for its executives, which shall not exceed ten percent (10%) of the total of spaces and which shall be in immediate proximity to the Premises. In the event Tenant elects to install a patio as set forth in subparagraph 5.6A, the number of parking spaces allocated to Tenant shall be reduced based upon the square footage of said patio, which at the time this Lease is executed is anticipated to be a reduction in eight (8) parking spaces. If Landlord grants to any other Tenant the exclusive right to use any particular parking space(s), neither Tenant nor its employees or invitees shall use such spaces. Within ten (10) business days after written request therefor from Landlord, Tenant shall furnish Landlord with a list of its and its employees vehicle license numbers and Tenant shall thereafter notify Landlord of any change in such list within five

(5) days after each such change occurs. Tenant shall have the right, at Tenant's option, to provide its employees with stickers or other identification markers or tags to be affixed to or on the employees' automobiles or other vehicles, evidencing the right of such employees to use the parking area. Such stickers shall be subject to prior review and approval by Landlord, which shall not be unreasonably withheld or delayed. Tenant shall furnish to Landlord a list of identifying numbers for the stickers distributed from time to time by Tenant to its employees. If Tenant elects to use such stickers as provided herein, Tenant shall not be obligated to furnish Landlord with a list of vehicle license numbers for its employees, for as long as Tenant maintains such sticker system of identification. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or its employees or invitees utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Premises, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Property, and (iii) permitted to remain on the Property only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Property, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord, so long as such participation does not result in any increase in costs to Tenant.

     4.8. WINDOW COVERINGS: To the extent Tenant elects to use window coverings visible from the exterior of the Premises, Tenant shall use the same window covering to cover all windows Tenant so elects to cover in the Premises to maintain a consistent and uniform exterior appearance.

     4.9. OUTSIDE SALES: Tenant shall not conduct or permit to be conducted on any portion of the Common Area any sale of any kind, including
(i) any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale, or (ii) any so-called "flea market", open-air market or any other similar activity. Notwithstanding the foregoing, Tenant shall be allowed to conduct occasional sales outside of the Premises on that part of the Common Area that is in close proximity to the Premises so long as each of the following conditions is satisfied with respect to each such sale: (i) Landlord is given at least two (2) business days prior written notice of the date of any such sale; (ii) such sale does not violate any Laws; (iii) such sale is conducted in a manner that does not interfere with the rights of other occupants of the Property; (iv) Tenant provides all necessary security, cleans up all debris and repairs any damage caused by such sale; and (v) the purpose of such sale is to permit employees of Tenant to purchase or to receive free of charge property of Tenant.

                                 ARTICLE 5.

                 TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS

     5.1. TRADE FIXTURES: Throughout the Lease Term, Tenant shall provide, install, and maintain in good condition all Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

     5.2. LEASEHOLD IMPROVEMENTS: The following provisions govern Leasehold Improvements constructed by Tenant:

            A. Tenant shall not construct any Leasehold Improvements or otherwise alter the Premises without Landlord's prior approval if such action results in the demolition, removal, or material alteration of existing Improvements (including partitions, wall and floor coverings, ceilings, lighting fixtures or other utility installations) and if the cost of such construction or alteration exceeds Fifteen Thousand Dollars ($15,000) per work of improvement or if the cost of Leasehold Improvements done, under construction, or for which approval is sought during any calendar quarter exceeds Twenty-Five Thousand Dollars ($25,000). With respect to any Leasehold Improvements which must be approved by Landlord pursuant to the immediately preceding sentence, Tenant shall not commence construction of such Leasehold Improvements until Landlord shall have first approved the plans and specifications therefor, which approval shall be deemed given if not denied in writing within ten (10) working days after Landlord shall have received Tenant's request for such approval. In no event shall Tenant make any alterations to the Premises which could significantly affect the structural integrity or the exterior design of the Premises without Landlord's prior approval.

            B. All Leasehold Improvements requiring Landlord's approval shall be installed by Tenant in substantial compliance with the approved plans and specifications therefor. All construction undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using materials of good quality. Tenant shall not commence construction of any Leasehold Improvements until (i) all required governmental approvals and pe-rmits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, and (iii) if reasonably requested by Landlord, Tenant shall have obtained contingent liability and broad form builders risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.
 If Landlord so requests in writing with respect to Leasehold Improvements requiring Landlord's prior approval, Tenant shall inform Landlord of Tenant's scheduled date for commencement of construction at least five (5) days prior to such date of commencement.

            C. At all times during the Lease Term, (i) Tenant shall maintain all plans and change orders prepared in connection with the construction of any Leasehold Improvements which required a building permit or other governmental approval, and (ii) Tenant shall provide to Landlord copies of such plans and change orders (and, to the extent Tenant causes such to be prepared for its own use, "As-Built" plans) at any time that Landlord requests copies thereof.

            D. All Leasehold Improvements shall remain the property of Tenant during the Lease Term. Tenant shall have the right to remove only the following kinds of Leasehold Improvements so long as it repairs all damage caused by the installation thereof and returns the Premises to the condition existing prior to the installation of such Leasehold Improvements: (i) built-in cabinets, file drawers and bookcases; (ii) computer room air conditioning; (iii) canteen equipment; (iv) office cubicle systems; and (v) ornamental statues. At the expiration or sooner termination of the Lease Term, all Leasehold Improvements that Tenant does not remove shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof. However, if Landlord so requires, at the expiration or earlier termination of the Lease Term, Tenant shall remove any Leasehold Improvements designated for removal by Landlord and shall restore the Premises to the condition existing prior to the installation of such Leasehold Improvements to the extent necessary to return the Premises to substantially the same condition that existed on the completion of the Interior Improvements constructed pursuant to EXHIBIT "C", ordinary wear and tear excepted. Notwithstanding the foregoing:

                 (1) Tenant shall only be required to remove Leasehold Improvements for which either of the following is true: (i) such Leasehold Improvements were not approved in writing by Landlord; or (ii) at the time approval was given by Landlord, Landlord informed Tenant in writing that Landlord would require that such Leasehold Improvements be removed at the termination of the Lease Term.

                 (2) Tenant may cause interior partitions to be moved, reconfigured, or removed altogether, or cause interior offices to be deleted or added, all without the obligation to restore such partitions or interior offices to any prior condition upon expiration or termination of the Lease.

     5.3. ALTERATIONS REQUIRED BY LAW: Tenant shall make any alteration, addition or change of any sort, whether structural or otherwise, to the Premises that is required by any Law because of (i) a specific use or change of use made of the Premises by Tenant (which alteration, addition or change is not generally required to be made by owners or Tenants of other properties similar to the Premises), (ii) Tenant's application for any permit or governmental approval, or (iii) Tenant's construction or installation of any Leasehold Improvements or Trade Fixtures.

     5.4. LANDLORD'S IMPROVEMENTS: All fixtures, improvements or equipment which are installed, constructed on or attached to the Property by Landlord at its expense shall become a part of the realty and belong to Landlord. Tenant shall pay additional rent in the event Landlord, in its sole discretion, elects to make any of the following kinds of capital improvements to the Property: (i) capital improvements required to be constructed in order to comply with any Law not in effect or applicable to the Property as of the Commencement Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Common Operating Expenses of the Property; (iii) replacement of capital improvements or building service equipment existing as of the Commencement Date when required because of normal wear and tear; and (iv) the amount of "deductibles" paid by Landlord for the restoration of any part of the Property that has been damaged to the extent such "deductible" is not included within Common Operating Expenses. With respect to any expenditure in excess of Fifty Thousand Dollars ($50,000) for which Landlord seeks contribution pursuant to this paragraph 5.4 from Tenant, prior to incurring such expense, Landlord shall notify Tenant of the nature and estimated amount of such expenditure and, if Tenant so requests, shall provide Tenant with such information upon which such cost estimate is based for Tenant's approval. The amount of additional rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

                 A. Tenant shall have the option to pay in cash an amount equal to Tenant's Allocated Share of all costs paid by Landlord to construct the improvements in question fairly allocable to the Premises (including financing costs) in cash within thirty (30) days after the improvement has been substantially completed and Landlord has notified Tenant of the cost of such improvement and the amount of Tenant's required contribution. If Tenant does not exercise such option to pay such amount in cash, then the provisions of subparagraph 5.4B shall apply.

                 B. All costs paid by Landlord to construct such improvement (including financing costs) shall be amortized on a straight line basis over the useful life of such improvement (determined in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvement from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made. As additional rent, Tenant shall pay an amount equal to Tenant's Allocated Share of that portion of such monthly amortization payment fairly allocable to the Premises (as reasonably determined by Landlord) for each month after such improvement is completed until the first to occur of (i) the expiration of the Lease Term (as the same may be extended), or (ii) the end of the term over which such costs were amortized, which amount shall be due at the same time the Base Monthly Rent is due.

                 C. Notwithstanding anything contained in this paragraph 5.4, the additional rent Tenant is to pay with respect to any modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility expenses or Common Operating Expenses of the Property shall not for any period exceed the actual amount of savings in Additional Rent realized by Tenant as a result of such modification or construction.

     5.5. LIENS: Tenant shall keep the Premises and the Property free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Premises. If any claim of lien is recorded, Tenant shall bond against or discharge the same within thirty (30) days after the same has been recorded against the Premises and/or the Property. Should any lien be filed against the Premises or any action commenced affecting title to the Premises, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

     5.6. MODIFICATIONS TO THE PREMISES: Subject to Landlord's prior written approval, and the provisions of paragraphs 5.2 and 5.3 hereof, Tenant shall have the right to:

            A. Modify the parking area behind the Premises, which area is highlighted on the attached EXHIBIT "A", to construct a patio;

            B. Install a datalink approximately twenty (20) inches wide between the Premises and Building A;

            C. Install up to a total of four (4) flagpoles allocated between the front of the Premises and the front of the premises leased pursuant to the Building A Lease; and

             D. Fill in existing loading docks so long as (i) existing drainage systems serving such loading docks are appropriately capped; (ii) such fill is accomplished in a manner that the loading docks may be restored to their condition existing as of the Commencement Date upon expiration of the Lease Term, and (iii) Tenant agrees to restore such loading docks to the condition existing as of the Commencement Date upon the expiration of the Lease Term.

             E. Trim or relocate on the Property to a new location approved by Landlord any trees, shrubs or other landscaping that obscures any sign installed on the Property by Tenant.

                              ARTICLE 6.

                       REPAIR AND MAINTENANCE

     6.1. TENANT'S OBLIGATION TO MAINTAIN: Except as otherwise provided in paragraph 6.2 and in Article 11 regarding the restoration of damage caused by fire and other perils, Tenant shall, at all times during the Lease Term, clean, keep, and maintain in good order, condition, and repair the Premises and every part thereof, through regular inspections and servicing, including, but not limited to, (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system, (ii) all fixtures, interior walls, floors, carpets and ceilings, (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces), (iv) all electrical facilities and all HVAC equipment and other mechanical systems (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems), (v) any automatic fire extinguisher equipment in the Premises, and (vi) the roof membrane (including any necessary resurfacing or patching to preserve the membrane or to repair leaks except that Tenant shall not be required to make any repair to the extent such repair is required because of Landlord's repair or maintenance of the structural roof system). Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain continuously throughout the Lease Term a service contract for the maintenance of all HVAC equipment serving the Premises with a licensed HVAC repair and maintenance contractor, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every sixty (60) days during the Lease Term. Tenant shall also maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior surfaces) in the Premises with a contractor, which contract provides for the periodic washing of all such windows on such basis as shall keep the exterior appearance of the Premises in first class condition, but no less frequently than once every calendar year. If and when Landlord so requests in writing, Tenant shall furnish Landlord with copies of all such service contracts. All repairs and replacements required of Tenant shall be promptly made with materials of good quality. If the work affects the structural parts of the Premises or if the estimated cost of any item of repair or replacement is in excess of Fifteen Thousand Dollars ($15,000), then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, and materials to be used, except in the case of emergency in which event Tenant shall within a reasonable period of time after performing the work, notify Landlord of the scope of the work performed and the materials used, and shall furnish Landlord with the plans therefor.

     6.2. LANDLORD'S OBLIGATION TO MAINTAIN: Landlord, at its cost without right of reimbursement from Tenant, shall be responsible for the maintenance, repair, and replacement of the structural parts of the Premises (I.E., foundation, first and second story floor slab and second story floor deck, load-bearing walls, and structural roof system, but excluding roof membrane) except to the extent that (i) the same is necessitated by the wrongful or negligent act or omission of Tenant, its subTenants, or their respective agents, employees, contractors, or invitees, or (ii) reimbursement is permitted pursuant to paragraph 5.4 hereof. Landlord at its cost without right of reimbursement from Tenant, shall repair damage to interior improvements and Leasehold Improvements that have been approved by Landlord pursuant to the terms hereof, or damage to the roof membrane of the Premises if caused by the maintenance work required to be performed by Landlord pursuant to the provisions of this paragraph. Landlord shall repair, maintain, operate and replace when necessary the Common Area, with such right of reimbursement from Tenant as is specified in paragraphs 5.4 and 6.3. The parties acknowledge that the air-conditioning units located on the roof of the Premises were installed when the Building was constructed and subsequently have not operated. Landlord agrees to make any repairs necessary to put such units in good operating condition, if within the six month period following the Commencement Date, Tenant notifies Landlord in writing of the need for such repairs. Landlord shall not be responsible for repairs required by an accident, fire or other peril except as otherwise required by Article 11, or for damage caused to any part of the Property by any act, negligence or omission of Tenant or its agents, contractors, employees or invitees.
Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.

     6.3. TENANT'S OBLIGATION TO REIMBURSE: As additional rent, commencing on the Rent Start Date and continuing throughout the remainder of the Lease Term, Tenant shall pay Tenant's Allocated Share of all Common Operating Expenses fairly allocable to the Premises including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Premises and (ii) a proportionate share (based on the Premises Gross Leasable Area as a percentage of the Property Gross Leasable Area) of all Common Area Expenses which relate to the Property in general and are not fairly allocable to any one building on the Property. Landlord agrees that it shall not recover from all Tenants of the Property more than one hundred percent (100%) of the actual Common Operating Expenses incurred by Landlord for the period in question. As provided in paragraph 3.3, Tenant's obligation to pay Tenant's Allocated Share of Common Operating Expenses fairly allocable to the Premises shall be prorated as of the Rent Start Date and at the expiration or earlier termination of the Lease Term, and if Tenant has paid any amount on account of Common Operating Expenses relating to a period that is not within the Lease Term (E.G., prepayment of insurance premiums for one year), such amount shall be reimbursed to Tenant in connection with such proration. Payment shall be made by whichever of the following methods is from time to time designated by Landlord, and Landlord may change the method of payment at any time so long as (i) Landlord gives Tenant at least sixty (60) days prior written notice, and (ii) the method is not changed more than once in any calendar year. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within thirty (30) days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively,
(i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating Expenses it anticipates will be paid or incurred for the calendar year in question, (ii) during such calendar year, Tenant shall pay such share of the estimated Common Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent, and (iii) within ninety (90) days after the end of each calendar year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord during the just ending calendar year and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent, as the case may require, within thirty (30) days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's share of all Common Operating Expenses for such calendar year and no more. Tenant and its agents (including accountants) shall have the right at its expense, exercisable upon reasonable prior written notice to Landlord, to inspect at Landlord's office during normal business hours Landlord's books and records as they relate to Common Operating Expenses. Such inspection must be made within one hundred eighty (180) days of Tenant's receipt of Landlord's annual statement for the same, and shall be limited to verification of the charges contained in such statement. Tenant may not withhold payment of such bill pending completion of such inspection.

     6.4. COMMON OPERATING EXPENSES DEFINED: The term "Common Operating Expenses" shall mean the sum of the following:

            A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, and repairing the exterior surfaces (including painting of exterior surfaces of buildings not more than once every 5 years) of all buildings located on the Property; (ii) maintenance of the liability, fire and property damage insurance covering the Property carried by Landlord pursuant to paragraph 9.2 (including the payment of commercially reasonable "deductibles" and the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, restripping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) depreciation and financing costs on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented);

            B. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Property which pursuant to generally accepted accounting principles would be considered a current expense and not a capital expenditure;

            C. That portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by subparagraphs A and B above and that is fairly allocable to the Property;

            D. An additional amount equal to a commercially reasonable and competitive management fee that would be charged by an independent third party property manager for the management of the Property (except that Tenant's Allocated Share of such management fee for any period shall not exceed two percent (2%) of the Base Monthly Rent and Additional Rent payable by Tenant for the same period); and

            E. Notwithstanding anything contained herein, the term "Common Operating Expenses" shall not include any of the following: (i) mortgage principle payments; (ii) ground rent and other payments made pursuant to any ground lease affecting the Property; (iii) the cost of refinancing any loan secured by the Property; (iv) interest and penalties imposed against Landlord for late payments by Landlord; (v) legal fees incurred by Landlord in connection with the negotiation or enforcement of, or litigation in connection with, any lease affecting the Property; (vi) the cost of any paintings, sculptures, or other art objects installed on the Property; (vii) any costs reimbursed to Landlord by insurance or other third party payments that are not reimbursements by Tenants for their share of Common Operating Expenses; (viii) brokerage commissions or other costs related to the leasing of space within the Property; (ix) the cost of any Tenant improvements installed for the exclusive use of any other Tenant of the Property.

     6.5. CONTROL OF COMMON AREA: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to the minimum extent reasonably necessary in the reasonable opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord;
(iii) designate other property outside the boundaries of the Property to become part of the Property; (iv) construct multi-deck parking structures in any part of the Common Area; (v) change the shape, size, location, number and extent of improvements on the Common Area; (vi) select a third party to maintain and operate any of the Common Area at any time Landlord determines that the best interests of the Property will be served by having the Common Area maintained and operated by that third party so long as the fees and charges of such third party are reasonable and competitive with the fees of others in the marketplace providing the same services; (vii) make changes to the Common Area including, without limitation, changes in the location of driveways, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; and/or (viii) voluntarily change the address of the Property. Landlord agrees not to change the name of Airport Technology Park without the prior consent of Tenant. The use of the Common Area shall be subject to such reasonable regulation and changes therein as Landlord shall make from time to time. Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises without first obtaining Tenant's approval. Tenant shall keep the Common Area free and clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Premises, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove such unauthorized person from the Common Area nor to prohibit the use of the Common Area by unauthorized persons. In exercising any such rights described in this paragraph 6.5 regarding the Common Area, Landlord shall make a reasonable effort to minimize any disruption to Tenant's business.

     6.6. TENANT'S NEGLIGENCE: Anything in this Lease to the contrary notwithstanding, Tenant shall pay for all damage to the Premises or the Property caused by the negligent act or omission of Tenant, its employees, contractors, or invitees, or by the failure of Tenant to discharge promptly its obligations under this Lease or to comply with the terms of this Lease, but only to the extent such damage is not covered by insurance proceeds actually recovered by Landlord. Tenant shall make payment within thirty (30) days after demand therefor by Landlord.

                              ARTICLE 7.

                     WASTE DISPOSAL AND UTILITIES

     7.1. WASTE DISPOSAL: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are (i) fully fenced and screened in compliance with all Private Restrictions, (ii) designed for such purpose to be used either exclusively by Tenant or in common with other occupants of the Property, as designated by Landlord, and (iii) first approved by Landlord. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Property at Tenant's sole cost.
Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

     7.2. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Property:

            A. Landlord hereby makes the following representations to Tenant, each of which is made to the best of Landlord's knowledge as of the Commencement Date:

                  (1) The soil and ground water on or under the Property does not contain Hazardous Materials in amounts which violate any Hazardous Materials Laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action or impose any penalties with respect to such Hazardous Materials.

                  (2) During Landlord's period of ownership, no litigation or any administrative proceeding has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence of Hazardous Materials on or about the Property or any disposal, release or threatened release of Hazardous Materials in or about the Property.

                  (3) During the time that Landlord has owned the Property, Landlord has received no notice of (i) any violation, or alleged violation, of any Hazardous Material Law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Property, or (iii) any pending investigation by any governmental agency concerning the Property relating to Hazardous Materials.

                  (4) The Property does not contain any (i) equipment containing PCBs, or (ii) underground storage tanks.

            B. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's agents, employees, contractors, invitees or subTenants after the Commencement Date in or about the Property shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any and all liabilities, losses, claims, damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Property by Tenant or Tenant's agents, employees, contractors, invitees or subTenants after the Commencement Date.

            C. If the presence of Hazardous Materials on the Property caused or permitted by Tenant or Tenant's agents, employees, contractors, invitees or subTenants after the Commencement Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to clean up such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Property or any part thereof. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Property to its condition existing prior to the appearance of such Hazardous Materials.

            D. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Property, and (ii) any contamination of the Property by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Landlord and Tenant agree to keep such information confidential, except for
(i) disclosures that are approved by the other party, (ii) disclosures required by Law or (iii) disclosures to any environmental consultant, lender, purchaser, prospective purchaser, attorneys for either Landlord or Tenant, or brokers for either Landlord or Tenant, so long as an agreement of confidentiality is obtained from a party to whom the disclosure is to be made, and (iv) disclosures in connection with any litigation or administrative proceeding in which either Landlord or Tenant is involved. Tenant and Tenant's agents, employees, contractors, invitees or subTenants shall not bring Hazardous Materials onto the Property without first obtaining the written consent of Landlord; provided, however, Tenant may, without being required to obtain the prior written consent of Landlord, use at the Premises in small quantities office supplies, cleaning materials and other maintenance materials that are customarily used in business offices, even though such supplies and materials may fall within the definition of Hazardous Materials.
 At any time during the Lease Term, Tenant shall, within five days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Property, the nature of such use, and the manner of storage and disposal.

            E. Landlord may cause testing wells to be installed on the Property, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Any such installation of wells or tests shall be done in a manner which minimizes the interference with Tenant's use of the Premises. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in subparagraph 7.2B or 7.2C, and Tenant's liability is established in a judicial or administrative proceeding, or in an action for declaratory relief brought by Landlord.

          F. Landlord, at its sole cost, shall comply with all Hazardous Materials Laws affecting the Property (without right of reimbursement from Tenant) to the extent that (i) Landlord is legally obligated to do so by such Laws, and (ii) such compliance (or the cost of such compliance) is not made the responsibility of Tenant pursuant to subparagraph 7.2B or subparagraph 7.2C. Landlord shall indemnify, defend upon demand with competent counsel, and hold harmless Tenant from and against any and all liability for response costs imposed upon Tenant by any governmental agency pursuant to the Federal Law known as "CERCLA" (more particularly identified in subparagraph 7.2G) and the comparable California statute (commonly known as the Carpenter-Presley-Tanner Hazardous Substances Account Act, California Health and Safety Code Section 25300 et. seq.) that results from the presence of Hazardous Materials on the Property not caused or contributed to by the use, storage, treatment, release or disposal of Hazardous Materials on or about the Property by Tenant, its subTenants, or their respective agents, employees, contractors, or invitees. Notwithstanding the foregoing, the indemnity given by Landlord in the immediately preceding sentence shall not apply with respect to liability caused by any contamination of the Property by a Hazardous Material that is or has been used, stored, treated, released or disposed of on the Property by Tenant, its subTenants, or their respective agents, employees, contractors, or invitees unless Tenant can prove such contamination was not caused or contributed to by any of such parties.

          G. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, asbestos, PCBs, petroleum and petroleum products, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C.
Section 6903), or (iii) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section
9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

          H.   The obligations of Landlord and Tenant under this paragraph
7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this paragraph
7.2. In the event of any inconsistency between any other part of this Lease and this paragraph 7.2, the terms of this paragraph 7.2 shall control.

     7.3 UTILITIES: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, standby fees, and (ii) penalties for discontinued or interrupted service.

     7.4 COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Landlord and Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Landlord may voluntarily cooperate in a reasonable manner with the efforts of all governmental agencies or utility suppliers in reducing energy or other resource consumption. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all rules, regulations and requirements which Landlord may prescribe in order to maximize the efficient operation of the HVAC system and all other utility systems.

                                    ARTICLE 8.
                                    ----------

                               REAL PROPERTY TAXES


     8.1. REAL PROPERTY TAXES DEFINED: The term "Real Property Taxes" as used herein shall mean (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments or resulting from a change in ownership or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Property (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Property, the gross receipts, income, or rentals from the Property, or the use of parking areas, public utilities, or energy within the Property, (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Property (excluding costs and expenses for which Landlord is responsible pursuant to subparagraph 7.2F), and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the Lease Term the method of taxation or assessment of the Property prevailing as of the Commencement Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Property, (ii) on or measured by the gross receipts, income, or rentals from the Property, (iii) on Landlord's business of leasing the Property, or
(iv) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Property, then only that part of such Real Property Tax that is fairly allocable to the Property shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

     8.2. TENANT'S OBLIGATION TO REIMBURSE: As Additional Rent, Tenant shall pay to Landlord Tenant's Allocated Share of all Real Property Taxes which become due after the Rent Start Date and during the Lease Term which are fairly allocable to the Premises, which include (i) all Real Property Taxes assessed with respect to the value, use or occupancy of the Premises and the land beneath it, and (ii) a proportionate share (based on the Premises Gross Leasable Area as a percentage of the Property Gross Leasable Area) of all Real Property Taxes assessed with respect to the Common Area or with respect to the Property in general which are not fairly allocable to any one building on the Property. Tenant shall pay its share of Real Property Taxes (i) within thirty (30) days after being billed for the same by Landlord, or (ii) no later than ten (10) days before such Real Property Tax becomes delinquent, whichever last occurs. If requested by Tenant in writing within one year from receipt of a bill for Tenant's Allocated Share of Real Property Taxes, Landlord shall furnish Tenant with such evidence as is reasonably available to Landlord with respect to the amount of any Real Property Tax which is part of such bill. Tenant may not withhold payment of such bill pending receipt and/or review of such evidence. Upon Landlord's election or if any Lender requires Landlord to impound Real Property Taxes on a periodic basis during the Lease Term, then Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Article to Landlord on the same periodic basis in accordance with the Lender's requirements (if any). Landlord shall impound the Real Property Tax payments received from Tenant in accordance with the requirements of the Lender (if any). If any assessments are levied against the Property, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond. Notwithstanding anything to the contrary contained in paragraphs 8.1 and 8.2, if there is an increase in Real Property Taxes resulting from a "change in ownership" (as that term is defined in California Revenue and Taxation Code
Section 60, et. seq.) which occurs prior to the fourth (4th) anniversary of the Commencement Date, then Tenant shall not be obligated to pay any such increase that results from such "change of ownership".

      8.3. TAXES ON TENANT'S PROPERTY: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. Tenant shall furnish Landlord with satisfactory evidence of these payments within thirty (30) days after receipt of written request therefor from Landlord.



                                     ARTICLE 9
                                     ---------

                                     INSURANCE


     9.1. TENANT'S INSURANCE: Tenant shall maintain insurance complying with all of the following:

          A. Tenant shall procure, pay for and keep in full force and effect the following:

               (1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Minimum Liability Insurance Coverage set forth in paragraph 1.8, which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in paragraph 10.3;

               (2)  Plate-glass insurance, at actual replacement cost; and

               (3) Fire and property damage insurance against loss caused by fire, extended coverage perils including steam boiler insurance, sprinkler leakage, if applicable, vandalism, malicious mischief and such other additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the county in which the Property is located, insuring Tenant's personal property, inventory, Trade Fixtures and Leasehold Improvements within the Premises for the full actual replacement cost thereof.

          B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this paragraph
(i) shall name Landlord and such other parties in interest as Landlord designates as additional insureds; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty (30) days prior written notice to Landlord; (vi) shall not have a "deductible" in excess of $500,000 or such greater amount as is approved by Landlord; (vii) shall (to the extent available) contain a waiver by the insurer of any right to subrogation against Landlord, its agents, employees and contractors which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or contractors; and (viii) shall contain a "severability" clause. If Tenant has in force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements hereof.

          C. A certificate of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this paragraph (appropriately authenticated by the insurer), certifying that such policy has been issued, providing the coverage required by this paragraph, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its contractors enters the Premises and upon renewal of such policies, but not less than five (5) days prior to the expiration of the term of such coverage. If Landlord's insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this paragraph is not adequate, then Tenant shall increase such coverage for such insurance to such amount as Landlord's insurance advisor reasonably deems adequate, not to exceed the level of coverage commonly carried by comparable businesses similarly situated for such insurance; provided, however, that Landlord may not require an adjustment pursuant to this sentence more frequently than once every two (2) years during the Lease Term.

     9.2. LANDLORD'S INSURANCE: Landlord shall have the following obligations and options regarding insurance:

          A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than six (6) months and from physical damage to the Premises with coverage of not less than the full replacement cost of (i) the building of which the Premises are a part, including the structural elements thereof and all electrical, mechanical, plumbing, and other systems, and (ii) all Interior Improvements constructed pursuant to the Interior Improvement Agreement attached as Exhibit "C". Landlord may so insure the Premises separately, or may insure the Premises with other buildings and improvements within the Property and/or other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance, at Landlord's election, (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, (ii) shall contain commercially reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to ten percent (10%) of the replacement value of the property insured or such higher amount as is then commercially reasonable,
(iii) may provide coverage for loss of rents for a period of up to twelve
(12) months, and (iv) may contain additional endorsements or coverage reasonably required by Landlord or any Lender, including an "agreed amount" endorsement, demolition insurance (covering the cost of demolishing damaged improvements or improvements required by Law to be demolished), and difference in condition coverage. Landlord shall not be required to cause such insurance to cover any Trade Fixtures, Leasehold Improvements or any inventory or other personal property of Tenant.

          B. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on about the Property, with combined single limit coverage in such amount as Landlord may from time to time determine is reasonably necessary for its protection and with commercially reasonable deductibles.

     9.3. TENANT'S OBLIGATION TO REIMBURSE: The cost of the insurance carried by Landlord pursuant to paragraph 9.2 (and any commercially reasonable "deductible" amount paid by Landlord in connection with the restoration of any loss and excluded from the coverage of such insurance) shall be a Common Operating Expense and Tenant shall pay its share thereof as provided in paragraph 6.3. However, if Landlord's insurance rates for the Premises are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

     9.4. RELEASE AND WAIVER OF SUBROGATION: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage, subject to the following limitations:

(i) the foregoing provisions shall not apply to the commercial general liability insurance described by subparagraph 9.1A and 9.1B; and (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of paragraph 9.1. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.


                                    ARTICLE 10.

                             LIMITATION ON LANDLORD'S
                              LIABILITY AND INDEMNITY


     10.1. LIMITATION ON LANDLORD'S LIABILITY: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent, for any injury to Tenant, its agents, employees, contractors or invitees, damage to Tenant's property, or loss to Tenant's business resulting from any cause, including without limitation any (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Premises; (iv) vandalism or forcible entry by unauthorized persons; or (v) penetration of water into or onto any portion of the Premises or the Common Area through roof leaks or otherwise. Notwithstanding the foregoing:

            A. Subject to paragraph 9.4, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord's gross negligence or willful misconduct, of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.

            B. Tenant shall have the option to terminate this Lease upon the occurrence of the following: (i) water, electricity, or other utility service essential to the conduct of Tenant's business in the Premises is interrupted or substantially impaired for a period of more than two hundred seventy (270) consecutive days during which time the Premises are rendered substantially unusable for the conduct of Tenant's business (a "Material Interruption"); and (ii) the Material Interruption is not caused by the act or omission of Tenant, its agents, employees or contractors.

    10.2. LIMITATION ON TENANT'S RECOURSE: So long as the Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity, (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity, and (ii) Tenant shall have recourse only to the assets of such business entity for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives, except to the extent of their interests in the entity that is Landlord. If Landlord is a natural person or persons, Tenant shall have recourse only to the interest of such natural persons in the Property for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of such natural persons for the satisfaction of such obligations.

     10.3. INDEMNIFICATION OF LANDLORD: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel, from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage (i) resulting from any cause or causes whatsoever (other than the negligence or willful misconduct of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises, or (ii) resulting from the negligence or willful misconduct of Tenant, its agents, employees and contractors, wherever the same may occur, or (iii) resulting from an Event of Tenant's Default. The provisions of this paragraph shall survive the expiration or sooner termination of this Lease.


                                     ARTICLE 11.

                                DAMAGE TO PREMISES


     11.1. LANDLORD'S DUTY TO RESTORE: If the Premises are damaged by any peril after the Commencement Date of this Lease, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to paragraph
11.2 or by Tenant pursuant to paragraph 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to paragraph 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either paragraphs 11.2 or 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Tenant but financed by Landlord pursuant to the Interior Improvement Agreement as such improvements existed upon completion thereof excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. To the extent that insurance proceeds recovered by Landlord from the insurance carried pursuant to paragraph 9.2A exceed the amount needed by Landlord to discharge its restoration obligation pursuant to the immediately preceding sentence, Landlord shall make such excess insurance proceeds available to Tenant for the purpose of restoring interior improvements that were constructed by Tenant and financed by Tenant pursuant to the Interior Improvement Agreement, so that such improvements may be restored to substantially the same condition existing as of the date such improvements were initially completed.

     11.2. LANDLORD'S RIGHT TO TERMINATE: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

            A. Either the Property or the Premises is damaged by an Insured Peril to such an extent that the estimated cost to restore equals or exceeds eighty percent (80%) of the then actual replacement cost thereof and there remains less than three (3) years in the Lease Term; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph 11.2A if Tenant at the time of such damage has a then valid written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within fifteen (15) days after Tenant receives Landlord's notice of election to terminate and such action results in there being more than three (3) years remaining in the Lease Term (as it has been extended by the Exercise of such option);

            B. Either the Property or the Premises is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds two percent (2%) of the actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this paragraph 11.2B if one or more Tenants of the Property agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within thirty
(30) days after Landlord has notified Tenant of its election to terminate this Lease;

            C. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph 11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within fifteen (15) days following the date of such damage; or

            D. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds paid or made available to Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Property under the then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean and include any peril not actually insured against, any peril actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason (except for any "deductible" amount specified by such insurance) insufficient to restore the Property under then existing building codes to the condition existing immediately prior to the damage, and any peril actually insured against but for which the insurance proceeds are not paid or made available to Landlord.

     11.3. TENANT'S RIGHT TO TERMINATE: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to paragraph 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within thirty (30) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

            A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within two hundred seventy
(270) days after the date of such damage; or

            B. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and in the reasonable opinion of Landlord's architect or construction consultant the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage; or

            C. The Premises are not restored within eighteen (18) months following the date of such damage; provided, however, that if at the time restoration of the "shell" of the building in which the Premises are located is substantially completed (excluding Interior Improvements) Landlord reasonably estimates that Landlord will not be able to complete restoration of the Premises within such eighteen (18) month period, then at that time Landlord may offer in writing to Tenant the option to terminate this Lease, and if Tenant does not exercise such option to terminate the Lease so offered to Tenant by Landlord, then Tenant may not thereafter elect to terminate this Lease pursuant to this subparagraph 11.3C.

     11.4. ABATEMENT OF RENT: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated commencing on the date of damage and continuing through the Period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of
Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

                                    ARTICLE 12.

                                   CONDEMNATION


     12.1. TENANT'S TERMINATION RIGHT: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) ten percent (10%) or more of the Premises is so taken, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least ninety percent (90%) of the number of spaces allocated to Tenant by paragraph 2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restripping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

     12.2 RESTORATION AND ABATEMENT OF RENT: If any part of the Premises or the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area to substantially the same condition in which the Premises and Common Area were immediately prior to such taking, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant; provided, however, that Landlord shall not be obligated to spend more for such restoration than the amount of any condemnation award recovered by or pursuant to paragraph 12.3. Thereafter, except in the case of a temporary taking, (i) as of the date possession is taken the Base Monthly Rent (but not any Additional Rent) shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, and (ii) to the extent that Landlord is obligated to undertake any restoration work as a result of such condemnation, the Base Monthly Rent shall be further abated in proportion to the extent to which such restoration work interferes with Tenant's ability to use that part of the Premises which remains after the condemnation.

     12.3 TEMPORARY TAKING: If any portion of the Premises is temporarily taken for six (6) months or less, this Lease shall remain in effect and Tenant shall be entitled to recover any condemnation award that is made for such taking and shall be responsible for restoring the Premises to the condition existing immediately prior to such temporary taking. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds six (6) months or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

     12.4. DIVISION OF CONDEMNATION AWARD: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to recover out of any condemnation award made for a taking of all or part of the Premises an amount equal to the unamortized cost of all interior improvements paid for by Tenant constructed pursuant to the Interior Improvement Agreement and all Leasehold Improvements constructed by Tenant (amortized on a straight line basis over the initial Lease Term for Interior Improvements, and over the period from completion of construction until expiration of the Lease Term for Leasehold Improvements); and provided further that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill, or
(iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.


                                   ARTICLE 13.

                               DEFAULT AND REMEDIES


     13.1. EVENTS OF TENANT'S DEFAULT: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an "Event of Tenant's Default"):

            A. Tenant shall have failed to pay Base Monthly Rent or any Additional Rent when due and such failure is not cured within ten (10) days after delivery of written notice from Landlord specifying such failure to pay; or

            B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord specifying the nature of such breach, or if such breach could not reasonably be cured within said thirty (30) day period, Tenant shall have failed to commence such cure within said thirty (30) day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed; or

            C. Tenant shall have made a general assignment of its assets for the benefit of its creditors; or

            D. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14, whether voluntarily or by operation of law; Landlord shall have notified Tenant in writing that such Transfer constitutes a violation of the provisions contained in Article 14, and Tenant does not cause such Transfer to be rescinded or terminated and possession of the Premises affected by the Transfer recovered from the Transferee within ninety (90) days after receipt of such notice; or

            E. Tenant shall have permitted the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property of Tenant or any property essential to the conduct of Tenant's business, and Tenant shall have failed to obtain a return or release of such property within ninety (90) days thereafter or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

            F. A court shall have made or entered any decree or order with respect to Tenant, or Tenant shall have submitted to or sought a decree or order (or a petition or pleading shall have been filed in connection therewith) which: (i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or statute of the United States or any state thereof; or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; and such petition, decree or order shall have continued in effect for a period of ninety (90) or more days; or

            G. Tenant shall have failed to deliver documents as required of it pursuant to paragraph 15.4 or 15.7 within the time periods specified therein and Tenant shall have failed to cure such default within ten (10) days after Landlord has delivered to Tenant written notice that Tenant is in default of its obligations to deliver such documents pursuant to either paragraph 15.4 or 15.7; or

            H. An Event of Tenant's Default has occurred under the Building C Lease (unless caused by subTenant or assignee of the original Tenant under this Lease and such original Tenant is using reasonable efforts to cause such default to be cured) and, at the time

Tenant is so in default, the Premises and the real property leased to Tenant pursuant to the Building C Lease are both owned of record by the same person or entity.

     13.2. LANDLORD'S REMEDIES: If an Event of Tenant's Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

            A. Landlord may, at Landlord's election, keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease.

            B. Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease:

                 (1) Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

                 (2) Consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or

                 (3) Any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof, for the account of Tenant and in the name of Tenant.

            C. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by subparagraphs 13.2B(1), (2) and (3) immediately preceding, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4 as in effect on the Commencement Date of this Lease.

            D. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Commencement Date of this Lease. For purposes of computing damages pursuant to Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include without limitation:

                 (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

                 (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new Tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

            E. Nothing in this paragraph shall limit Landlord's right to indemnification from Tenant as provided in paragraph 7.2 and paragraph 10.3. Any notice given by Landlord in order to satisfy the requirements of subparagraphs 13.1A or B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

     13.3. WAIVER BY TENANT OF CERTAIN REMEDIES: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease.

     13.4. WAIVER: One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

     13.5. LIMITATION ON EXERCISE OF RIGHTS: At any time that an Event of Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.


                                 ARTICLE 14.

                           ASSIGNMENT AND SUBLETTING


     14.1. BY TENANT: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subTenant or assignee or other successor in interest of the original Tenant (collectively referred to in this paragraph as "Tenant"):

            A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of laws, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) transfer any right appurTenant to this Lease or the Premises; (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (v) terminate or materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord.
Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in form approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to subparagraph 14.1B, and (iii) contains the agreement of the proposed transferee to assume all obligations of Tenant related to the Transfer arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this paragraph 14.1 as to any subsequent Transfer nor a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder.
The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

            B. Tenant shall give Landlord at least fifteen (15) days prior written notice of any desired Transfer and of the proposed terms of such Transfer including but not limited to (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles;
(iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer;
(v) a current financial statement of Tenant; and (vi) such other information as may be reasonably requested by Landlord. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this subparagraph 14.1B. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer.

            C. In the event that Tenant seeks to make any Transfer, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to Transfer has been deemed given to Landlord, shall have the right to elect (i) to withhold its consent to such Transfer, as permitted pursuant to subparagraph 14.1A, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply:

                 (1) Subject to subparagraph 14.1C(5), if Tenant assigns its interest in this Lease in accordance with this subparagraph 14.1C, then Tenant shall pay to Landlord fifty percent (50%) of all consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all Permitted Transfer Costs related to such assignment.

                 (2) Subject to subparagraph 14.1C(5), if Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid by the subTenant to Tenant, less (ii) all rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subTenant, within seven (7) days after it is received by Tenant.

                 (3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all amounts that are to be paid to Tenant in connection with such Transfer.

                 (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments (in excess of the fair market value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, general intangibles and any capital stock or other equity ownership interest in Tenant. As used in this subparagraph, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question,
(iii) the cost of Tenant improvements installed for the use of the subTenant or assignee to the extent required by such party as a condition to the Transfer, and (iv) any payments made by Tenant to the transferee to induce it to enter into the Transfer (e.g., payment of moving expenses).

                 (5) Notwithstanding anything to the contrary contained in the foregoing, Landlord shall not participate in excess consideration received by Tenant from an assignee or subTenant as provided for in subparagraphs 14.1C(1) and 14.1C(2) unless such assignment or sublease occurs during an Option Term or, in the case of a sublease, extends into an Option Term (in which latter event Landlord shall be entitled to its share of the excess consideration paid during the Option Term).

            D. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer in the aggregate over the Lease Term of a controlling percentage of the capital stock of Tenant, shall be deemed a voluntary assignment of Tenant's interest in this Lease; provided, however, that the foregoing shall not apply to corporations, the capital stock of which is publicly traded. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner(s) owning twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

            E. Notwithstanding anything contained in this paragraph 14.1, so long as Tenant otherwise complies with the provisions of paragraph 14.1 Tenant may enter into any one of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and Landlord shall not be entitled to receive any part of any excess rentals or other consideration resulting therefrom that would otherwise be due to it pursuant to paragraph 14.1C:

                (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than fifty percent (50%);

                (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as
(i) Tenant demonstrates to Landlord's reasonable satisfaction that the surviving corporation will have sufficient creditworthiness to provide adequate assurance of future performance of all of Tenant's obligations under this Lease, or (ii) the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

                (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as (i) Tenant demonstrates to Landlord's reasonable satisfaction that the acquiring corporation will have sufficient creditworthiness to provide adequate assurance of future performance of all of Tenant's obligations under this Lease, or (ii) such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction.

     14.2. BY LANDLORD: Landlord and its successors in interest shall have the right to transfer their interest in the Premises and the Property at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer, and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such obligations of the Landlord hereunder. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises and the Property.

                                   ARTICLE 15.

                                GENERAL PROVISIONS

     15.1. LANDLORD'S RIGHT TO ENTER: Landlord and its agents may enter the Premises immediately in case of emergency and otherwise only at such time as is approved by Tenant which time of Entry shall be within seven (7) days after Landlord delivers written notice to Tenant requesting approval of a time to enter, and Landlord may thereafter continue such entry for such reasonable period of time as is necessary to accomplish Landlord's permitted purpose for such entry. Landlord may so enter the Premises for the following purposes: (i) inspecting the same, (ii) posting notices of non-responsibility, (iii) supplying any service to be provided by Landlord to Tenant, (iv) showing the Premises to prospective purchasers or mortgagees,
(v) making necessary alterations, additions or repairs, (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord, (vii) placing upon the Premises ordinary "for sale" signs,
(viii) responding to an emergency, and/or (ix) during the last six (6) months of the Lease Term or at any time when there is a Continuing Tenant Default, showing the Premises to prospective Tenants and placing upon the Premises ordinary "for lease" signs. For each of the aforesaid purposes, Landlord may enter the Premises by means of a master key, and Landlord shall have the right to use any and all means Landlord may deem necessary and proper to open the doors of the Premises in an emergency. Any entry into the Premises or portions thereof obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

     15.2. SURRENDER OF THE PREMISES: Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all Tenant's Trade Fixtures and other personal property, and shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to subparagraphs 7.2B or 7.2C. In this regard reasonable wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of reasonable standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Leasehold Improvements designated by Landlord and repair all damage caused by such removal if such removal is required pursuant to paragraph 5.2. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate.

     15.3. HOLDING OVER: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Base Monthly Rent required during the last month of the Lease Term.

     15.4. SUBORDINATION: The following provisions shall govern the relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Property, and any renewal, modification, consolidation, replacement or extension thereof (a "Security Instrument"):

            A. This Lease is subject and subordinate to all Security Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

            B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed and the terms of this Lease shall not be modified so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

           C. No subordination of this Lease to a Security Instrument pursuant to subparagraphs 15.4A or 15.4B shall be effective until the holder of a Security Instrument executes a subordination and non-disturbance agreement in favor of Tenant by which the Lender agrees to be bound by the immediately preceding sentence.

           D. Tenant shall execute any document or instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that (i) the Lender not be liable for any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Premises in connection with the enforcement of its Security Instrument; (ii) the Lender not be liable for the performance of any obligations contained in the Interior Improvement Agreement, for the completion of any improvements under construction or required to be constructed by Landlord; (iii) recourse against the Lender is limited to its interest in the Premises; (iv) any notices given by Tenant to Landlord should also be delivered to the Lender;
(v) Tenant shall attorn to any purchaser at a foreclosure sale or a grantee designated in a deed in lieu of foreclosure; (vi) the Lender shall not be bound by any rent which Tenant might have paid in advance to any prior Landlord for a period in excess of one month; (vii) the Lender shall not be bound by any agreement or modification of the Lease made without the written consent of the Lender; and (viii) upon request, Tenant shall enter into a new lease with Lender of the Premises upon the same terms and conditions as the Lease between Landlord and Tenant, which lease shall cover any unexpired term of the Lease existing prior to a foreclosure, trustee's sale, or conveyance in lieu of foreclosure. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant. Tenant approves as reasonable the form of subordination and non-disturbance agreement attached to this Lease as EXHIBIT "D".

     15.5. TENANT'S ATTORNMENT: Tenant shall attorn (i) to any purchaser of the Premises or Property at any foreclosure sale or private sale conducted pursuant to any security instrument encumbering the Premises and/or the Property, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure, or (iii) to the lessor under any underlying ground lease should such ground lease be terminated.

     15.6. MORTGAGEE PROTECTION: In the event of any default on the part of the Landlord, Tenant will give notice by registered mail to any Lender or lessor under any underlying ground lease whose name has been provided to Tenant and shall offer such Lender or lessor a reasonable opportunity to cure the default, not to exceed thirty (30) days from the expiration of the time period granted to Landlord to cure such default; provided, however, that if such Lender requires additional time to cure a default on the part of Landlord or to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings if obtaining possession is necessary to effect a cure, the Lender shall be granted such opportunity, provided that the Lender gives reasonable assurances to Tenant that such default will be cured.

     15.7 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS: At all times during the Lease Term, Tenant agrees, following any request by Landlord, promptly to execute and deliver to Landlord an estoppel certificate, (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or, if there are uncured defaults, specifying the nature of such defaults and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. Tenant's failure to deliver an estoppel certificate within ten (10) days after delivery of Landlord's request therefor shall be a conclusive admission by Tenant that, as of the date of the request for such statement, (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord's performance, and
(iii) no rent has been paid in advance. At any time during the Lease Term Tenant shall, upon ten (10) days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Property; provided, however, that if Tenant is a corporation whose stock is publicly traded, Tenant may satisfy the foregoing requirement by delivering to the appropriate parties copies of its most recent annual report prepared to satisfy requirements of the federal securities laws. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     15.8. FORCE MAJEURE: Any prevention, delay or stoppage due to strikes, lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay, or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

     15.9 NOTICES: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third (3rd) business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its address first above set forth, (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received. Either party may change its address by giving notice of same in accordance with this paragraph.

     15.10. OBLIGATION TO ACT REASONABLY: Whenever the consent or approval of a party to this Lease is required to be obtained before the other party to this Lease may take an action, such consent or approval shall not be unreasonably withheld or delayed.

     15.11. CORPORATE AUTHORITY: If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement of said partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in California and that the corporation has full right and authority to enter into this Lease.

     15.12. ADDITIONAL DEFINITIONS: Any term that is given a special meaning by a provision in this Lease shall have such meaning when used in this Lease or any addendum or amendment hereto. As used herein, the following terms shall have the following meanings:

            A. AGREED INTEREST RATE: The term "Agreed Interest Rate" shall mean that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) two percent (2%) in excess of the "prime rate", "reference rate", or "base rate" established by Bank of America (or if Bank of America shall cease to exist, by the commercial bank with its headquarters in California that has the greatest net worth among commercial banks headquartered in California) as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by law.

            B. COMMON AREA: The term "Common Area" shall mean all areas and facilities within the Property that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Property, including the parking areas, access and perimeter roads, pedestrian sidewalk, landscaped areas, trash enclosures, recreation areas and the like.

            C. LAW: The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, counting, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order or policy of any quasi-official entity or body (e.g., board of fire examiners, public utilities or special district).

            D. LEASEHOLD IMPROVEMENTS: The term "Leasehold Improvements" shall mean all improvement, additions, alterations and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

            E. LENDER: The term "Lender" shall mean any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

            F. PRIVATE RESTRICTIONS: The term "Private Restrictions" shall mean all recorded covenants, conditions and restrictions, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises as they may exist from time to time.

            G. TRADE FIXTURES: The term "Trade Fixtures" shall mean anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises; provided, however, that all of Tenant's signs shall be Trade Fixtures regardless of how affixed to the Premises.

     15.13. MISCELLANEOUS: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Tenant is obligated not to perform any act, Tenant is also obligated to use reasonable efforts to restrain any others within its control from performing said act, including agents, invitees, contractors, and subcontractors. Landlord shall not become or be deemed a partner nor a joint venturer with Tenant by reason of the provisions of this Lease.

     15.14. TERMINATION BY EXERCISE OF RIGHT: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination. This paragraph does not apply to a termination of this Lease by Landlord as a result of a default by Tenant.

     15.15. BROKERAGE COMMISSIONS: Tenant warrants that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than to the Retained Real Estate Brokers. Landlord shall be responsible for the payment of any commission owed pursuant to a separate written commission agreement between Landlord and J.R. Parrish, Inc. for the payment of the commission as a result of the execution of this Lease.

     15.16. ENTIRE AGREEMENT: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's agent(s) has made any representation or warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law or (ii) the suitability of the Premises or the Common Area for the conduct of Tenant's business or the condition of any improvements located thereon. Tenant expressly waives all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any addendum or amendment hereto. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

     15.17. RIGHT OF FIRST OFFER TO LEASE: If at any time and from time to time during the Lease Term Landlord desires to lease all or any portion of any buildings located on the Property, Landlord shall first give written notice of such fact to Tenant (an "Offer to Lease"), which shall be accompanied by the form of lease that Landlord intends to use for the transaction and the following information regarding the basic business terms of the transaction (the "Basic Business Terms"): (i) a description of the premises to be leased; (ii) the term of the proposed lease; (iii) the improvements Landlord is willing to construct or that it will require to be constructed; (iv) the method of payment for such improvements; (v) the base monthly rent for the term; (vi) additional rent to be paid by the Tenant to the extent not reflected in the form lease; (vii) the estimated commencement date for the lease term; (viii) any options to extend the lease term and the rent to be charged during any such extension periods; and (ix) any other material business terms Landlord elects to specify.

            A. Landlord shall lease to Tenant and Tenant shall lease form Landlord the Premises identified in the Offer to Lease on the Basic Business Terms stated in the Offer to Lease if: (i) the Premises offered for Lease in the Offer to Lease consist of an area that is less than 14,000 square feet of gross leasable area and Tenant notifies Landlord in writing of Tenant's agreement to lease such Premises on the terms stated in the Offer to Lease within thirty (30) days after receipt of the Offer to Lease in question; or
(ii) the Premises described in the Offer to Lease consist of an area that is more than 14,000 square feet and Tenant notifies Landlord in writing of Tenant's agreement to Lease such premises on the terms stated in the Offer to Lease within fifteen (15) days after receipt of the Offer to Lease in question. If Tenant so timely elects to lease the space so offered, Landlord shall lease to Tenant and Tenant shall lease from Landlord such space on the following terms:

                 (1) The Lease of such space shall be on the Basic Business Terms stated in the Offer to Lease; provided, however, that Tenant's obligation to pay rent shall not commence until the earlier of: (i) the date any improvements that Landlord is to construct as set forth in the Basic Business Terms have been substantially completed, subject to punchlist items; or (ii) ninety (90) days after the space has been delivered to Tenant vacant and ready for improvement work, if such improvement work is not to be performed by Landlord.

                 (2) The lease of such premises shall be consummated by the preparation and execution of a written lease, in the form and content of the form of lease accompanying the Offer to Lease, except as modified to incorporate the Basic Business Terms set forth in the Offer to Lease and as expressly provided herein. The lease shall be executed by Landlord and Tenant as soon as reasonably practicable after Tenant has made its election to accept the Offer to Lease, but in no event later than forty-five (45) days thereafter.

          B. If Tenant does not indicate in writing its agreement to lease the premises offered on the terms contained in the Offer to Lease within the time period specified in subparagraph 15.17A, then the following shall apply:

               (1) Landlord shall have the right to lease such premises to any third party on the same Basic Business Terms set forth in the Offer to Lease and such other terms as are contained in the form of lease included with the Offer to Lease; provided, however, that Landlord may make any changes to such form of Lease at the request of a prospective Tenant to induce it to lease such space from Landlord so long as such changes are commercially reasonable and do not materially change the Basic Business Terms set forth in the Offer to Lease, and such lease is executed within one hundred twenty (120) days after the Offer to Lease is delivered to Tenant.

               (2) If within one hundred twenty (120) days after the Offer to Lease is delivered to Tenant, Landlord elects to lease the premises in question on terms different than the Basic Business Terms stated in the Offer to Lease, then Landlord shall give notice to Tenant of such election setting forth the new terms upon which Landlord is willing to so lease the premises in question (the "Amended Offer to Lease"). Tenant shall have the right to lease the premises in question upon the terms stated in the Offer to Lease, as modified by the Amended Offer to Lease, which right may be exercised by delivering written notice of such election to exercise to Landlord within five (5) days following delivery to Tenant of the Amended Offer to Lease. If Tenant does not send written notice to Landlord of its election to lease the premises in question upon the terms set forth in the Offer to Lease, as modified by the Amended Offer to Lease, within said five (5) day period, then Landlord may lease the premises in question to any third party in accordance with the terms and conditions set forth in the Offer to Lease, as modified by the Amended Offer to Lease; provided, however, that Landlord may make any changes to the form of lease included in the Offer to Lease or the Amended Offer to Lease at the request of a prospective Tenant to induce it to lease such space from Landlord so long as such changes are commercially reasonable and do not materially change the Basic Business Terms set forth in the Offer to Lease, as modified by the Amended Offer to Lease and the lease is executed within sixty (60) days after the Amended Offer to Lease is delivered to Tenant.

          C. If Tenant is offered the opportunity to lease all or a portion of any building on the Property and declines to exercise such right, and if Landlord subsequently enters into a lease with a third party affecting the space so offered to Tenant, the right of first offer contained in this paragraph shall thereafter be subject and subordinate to any rights granted to such third party Tenant with respect to such space, or any other space in the Property, including rights of first refusal, options to extend, and options to expand.

          D. If Landlord has delivered to Tenant a Offer to Lease and Tenant has not elected to lease the premises offered on the terms contained in the Offer to Lease, then if Landlord so requests, Tenant shall deliver to Landlord or any prospective Tenant a certificate or certificates stating that: (i) Landlord has complied with the provisions of this paragraph 15.17 and may lease the premises in question pursuant to the Offer to Lease free of any rights or claims of Tenant; or (ii) Landlord has not complied with the provisions of this paragraph 15.17 and specifying the manner in which Landlord has failed to so comply. Such certificate shall be delivered promptly after request therefor but in no event not more than five (5) days after request has been delivered to Tenant. Tenant's failure to deliver such certificate within the required time period shall be deemed an admission upon which any party may rely that Landlord has complied with the provisions of this paragraph 15.17 and may lease the premises in question pursuant to the terms of the Offer to Lease free of any rights or claims by Tenant.

          E. Notwithstanding anything to the contrary contained in the foregoing, Tenant may not exercise its right to lease the space described in the Offer to Lease, nor, at the option of Landlord, shall a new lease for such space commence, unless Tenant demonstrates to Landlord's reasonable satisfaction that Tenant has sufficient creditworthiness to provide adequate assurance of future performance of all of Tenant's obligations under the new lease.

          F. Within ten (10) days after receipt of written request therefor from Tenant, Landlord shall inform Tenant in writing of the following with respect to all leases affecting the Property: (i) the scheduled lease term expiration date; (ii) any options to extend (including the commencement and termination date of such options to extend); and (iii) such other information as is reasonably requested by Tenant concerning the status of leases then affecting the Property as it relates to determining when such leases will terminate and space become available. In addition, Landlord shall use reasonable efforts to promptly notify Tenant of the availability of space within the Property that results from events other than the natural expiration of a lease term (e.g., termination of a lease resulting from a Tenant's default or negotiations regarding the rescission of a lease by mutual consent).

          G. The parties acknowledge that (i) paragraph 15.17 of the Building C Lease contains substantially the same provisions as those set forth in this paragraph 15.17, and (ii) it is their intention that there be only one right of first offer to lease that is held and may be exercised by only one person or entity. If Landlord complies with the provisions of paragraph 15.17 of this Lease or paragraph 15.17 of the Building C Lease with respect to a lease of space within the Property to a third party, Landlord shall be deemed to have satisfied the requirements of both Leases with respect to this subject. The parties further agree that the right of first offer to lease set forth in this paragraph 15.17 and in paragraph 15.17 of the Building C Lease may only be held by one entity who is FMC Corporation or its successor. If Tenant concurrently assigns its interest in this Lease and the Building C Lease to the same person or entity pursuant to an assignment described by subparagraphs 14.1E(2) or (3), such assignment shall not affect the provisions of this paragraph 15.17. However, if Tenant assigns its interest in this Lease without concurrently also assignment its interest in the Building C Lease to the same person or entity pursuant to an assignment described by subparagraphs 14.1E(2) or (3), then effective upon such assignment the provisions of this paragraph 15.17 shall terminate and be of no further force or effect. Notwithstanding the foregoing sentence, if the Building C Lease has been terminated or if the provisions of paragraph 15.17 of the Building C Lease have terminated because of an assignment of the Tenant's interest in the Building C Lease, then any subsequent assignment by Tenant of its interest in this Lease pursuant to an assignment described by subparagraphs 14.1E(2) or (3) shall not cause the right of first offer to lease created by this paragraph 15.17 to terminate. The rights created by this paragraph 15.17 may not be assigned or otherwise transferred to any third party except in connection with an assignment of all of Tenant's right, title and interest in this Lease made in compliance with paragraph 14.1 hereof. A sublease shall not affect the rights granted by this paragraph 15.17; provided, however, that no subTenant of Tenant shall have the right to directly lease the Offered Space from Landlord (although Tenant may exercise the right of first offer to lease and then sublease to any existing subTenant pursuant to the terms of the new lease).

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Commencement Date of this Lease.



LANDLORD:                                    TENANT:



THE EQUITABLE LIFE ASSURANCE SOCIETY         FMC CORPORATION,
OF THE UNITED STATES, a New York             a Delaware corporation
corporation


By:   /s/ James Piane                        By:   /s/ Charles Fink
    --------------------------------             ------------------------------


Printed                                      Printed
Name:   James Piane                          Name:     Charles Fink
      ------------------------------               ----------------------------


Title:   Attorney in Fact                    Title:    V.P. & Group Manager
       -----------------------------                ---------------------------


By:                                          By:
       -----------------------------                ---------------------------


Printed                                      Printed
Name:                                        Name:
       -----------------------------                ---------------------------


Title:                                       Title:
       -----------------------------                ---------------------------


Dated:                                       Dated:
       -----------------------------                ---------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the chairman of the board, president or vice-president AND the secretary, assistant secretary, the chief financial officer or assistant treasurer, UNLESS the Bylaws or resolution of the Board of Directors shall otherwise provide, in which event the Bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                     EXHIBIT "A"



                                        [MAP]



                                        [MAP]

                                     EXHIBIT "B"


                              PLANS AND SPECIFICATIONS


                                  FOR BUILDING "A"



PLANS AND SPECIFICATIONS PREPARED BY DES


SHEET          TITLE                                               CURRENT DATE
-----          -----                                               ------------

A-1            Title Sheet                                         6-9-89

A-2            Bldg. "A" - First Floor Plan                        6-9-89

A-3            Bldg. "A" - Second Floor Plan                       6-5-89

A-4            Bldg. "A" - First Floor Plan
                     Reflected Ceiling Plan                        6-9-89

A-5            Bldg. "A" - Second Floor Plan
                     Reflected Ceiling Plan                        6-9-89

A-6            Bldg. "A" - First Floor
                     Finish Plan                                   6-9-89

A-7            Bldg. "A" - Second Floor
                      Finish Plan                                  6-9-89

A-8            Bldg. "A" - First Floor
                     Electrical/Telephone Plan                     6-9-89

A-9            Bldg. "A" - Second Floor
                     Electrical/Telephone Plan                     6-9-89

A-10           Details, Interior Elevantions,
                     Enlarged Shower Plan, Door/Window Schedule    6-9-89

A-11           Details                                            5-15-89

A-12           Architectural Details
                    Structural Details                             6-9-89



PLANS AND SPECIFICATIONS PREPARED BY HAUGE-RICHARDS ASSOCIATES, LTD.


SHEET          TITLE                                               CURRENT DATE
-----          -----                                               ------------

D-1            Lobby - Bldgs. "A" & "C"
                       Plans, Elevations, Details                  6-9-89

                                   EXHIBIT C

                         INTERIOR IMPROVEMENT AGREEMENT

                                  (Building A)



     This Interior Improvement Agreement is made part of that Lease dated for reference purposes only June 1, 1989 (the "Lease"), by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord") and FMC Corporation, a Delaware corporation ("Tenant") of approximately 68,708 square feet of gross leasable area located in that building commonly known as Building A of Airport Technology Park, 2890 De La Cruz Boulevard, Santa Clara, California.

     Landlord and Tenant agree that the following terms are hereby added to the
Lease:

          1. DEFINITIONS: As used herein and in the Lease, the following terms shall have the following meanings:

          A. APPROVED PLANS: The term "Approved Plans" shall mean those final plans, specifications and working drawings described by EXHIBIT "B" to the Lease.

          B. INTERIOR IMPROVEMENTS: The term "Interior Improvements" shall mean those improvements described by the Approved Plans that Tenant has the right to construct in the Premises pursuant to paragraph 2 hereof.

          C. INTERIOR IMPROVEMENT COSTS: The term "Interior Improvement Costs" shall mean the following: (i) the total amount due pursuant to the construction contract entered into by Tenant pursuant to subparagraph 2B hereof to construct the Interior Improvements; (ii) the cost of all governmental approvals, permits and fees required as a condition to the construction of the Interior Improvements; (iii) all utility connection or use fees; (iv) fees of architects, designers, or engineers for services rendered in connection with the design and construction of the Interior Improvements; (v) the cost of payment and performance bonds obtained to assure completion of the Interior Improvements; and (vi) relocation and moving expenses incurred by Tenant in connection with Tenant's move to the Premises. There shall be excluded from Interior Improvement Costs the following, to the extent not included in the construction contract with the Prime Contractor referred to in subparagraph 2B hereof: (i) any fee for Landlord's review of Tenant's plans for the Interior Improvements; (ii) temporary electricity used during the construction period in connection with the construction of the Interior Improvements; and (iii) any fees charged by Tenant or its agents or employees for supervising/reviewing the construction of the Interior Improvements (excluding overhead and profits of prime contractor).

          D. LANDLORD'S INTERIOR IMPROVEMENT ALLOWANCE: The term "Landlord's Interior Improvement Allowance" shall mean the maximum amount Landlord is required to spend toward the payment of the Interior Improvement Costs, which amount is equal to the product obtained by multiplying (i) Twenty-One Dollars ($21.00) per square foot by (ii) the Premises Gross Leasable Area (expressed in square feet) of 68,708 square feet, for a total of One Million Four Hundred Forty-Two Thousand Eight Hundred Eighty-Five Dollars ($1,442,885).

          E. SUBSTANTIALLY COMPLETED: The Interior Improvements shall be deemed to be "Substantially Completed" when (i) Prime Contractor has issued its written certificate stating that such improvements have been substantially completed in accordance with the Approved Plans therefor, (ii) electrified office partitions are installed, and (iii) the Building Department of the City of Santa Clara has completed its final inspection of such improvements and has "signed off" the building inspection card approving such work as complete.

          F. PRIME CONTRACTOR: The term "Prime Contractor" shall mean Alacon Construction, Inc.

     2. CONSTRUCTION OF INTERIOR IMPROVEMENTS: Tenant shall have the right to construct the Interior Improvements in accordance with the following:

          A. Tenant warrants that the Interior Improvements shall be constructed in a good and workmanlike manner substantially in accordance with the Approved Plans (as modified by any change orders approved by Landlord and Tenant pursuant to paragraph 3 hereof) and all Laws. All materials and equipment furnished shall be fully paid for and be free of liens, chattel mortgages, and security interests of any kind.

          B. The Interior Improvements shall be constructed by Prime Contractor pursuant to a construction contract between Tenant and Prime Contractor. Landlord shall have the right to review such form of construction contract before it is executed. Once the construction contract between Prime Contractor and Tenant has been executed, Tenant shall not materially amend, modify or alter the responsibilities of Prime Contractor thereunder without Landlord's written consent, except for change orders approved pursuant to paragraph 3 hereof. In purposes connection with the execution of such construction contract, Tenant shall use reasonable efforts to provide that all construction or equipment warranties or guarantees obtained by Tenant shall, to the extent obtainable, provide that such warranties and guarantees obtained by Tenant shall, to the extent obtainable, provide that such warranties and guaranties shall also run for the benefit of Landlord. Upon reasonable written advance request of Landlord, Tenant shall inform Landlord of all written construction and equipment warranties existing in favor of Tenant which affect the Interior Improvements. Tenant shall cooperate with Landlord in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defects.

          C. Tenant shall use reasonable efforts to commence construction of the Interior Improvements as soon as reasonably practicable, and shall thereafter continuously prosecute such construction to completion.

          D. Tenant shall properly obtain, comply with and keep in effect all permits, licenses and other governmental approvals which are required to be obtained form governmental bodies in order to construct the Interior Improvements. Upon reasonable written advance request, Tenant shall promptly deliver copies of all such permits, licenses and approvals to Landlord.

          E. Tenant shall be solely responsible for all aspects of the construction of the Interior Improvements, including the development and design thereof as set forth in the Approved Plans, the supervision of the work of construction, the qualification, financial condition, and performance of all architects, engineers, contractors, material suppliers, consultants, and the accuracy of all applications for payment and the proper application of all disbursement. Landlord is not obligated to supervise, inspect or inform Tenant or any third party of any aspect of the construction of the Interior Improvements. Any inspection or review by Landlord is to determine whether Tenant is properly discharging its obligations to Landlord and may not be relied upon by Tenant or any third party. Landlord owes no duty of care to Tenant or any third party to protect against or to inform Tenant or any third party of, any negligence, faulty, inadequate or defective design or construction of the Interior Improvements.

     3. CHANGES TO APPROVED PLANS FOR INTERIOR IMPROVEMENTS: Neither Landlord nor Tenant shall have the right to order extra work or change orders with respect to the Approved Plans or the construction of the Interior Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify the amount of delay or the time saved resulting therefrom, shall specify any added or reduced cost resulting therefrom, and shall become effective and a part of the Approved Plans once approved in writing by both parties. Notwithstanding the foregoing, Tenant's failure to obtain Landlord's consent to an extra work or change order shall not be an Event of Tenant's Default if Landlord would have been required to consent to the change pursuant to the terms hereof.

     4. PAYMENT OF INTERIOR IMPROVEMENT COSTS: The Interior Improvement Costs and certain noise attenuating improvement costs shall be paid as follows:

          A. Landlord and Tenant desire to improve the Premises so that the following maximum interior noise levels are achieved for the types of office space identified: 55 dBA for executive offices and conference rooms; 60 dBA for staff offices; and 65 dBA for sales and secretarial offices. To achieve these goals Landlord and Tenant agree to contribute to the cost of improvements as follows. Tenant at its sole cost and expense shall install
(i) extra sheetrock in the roof and sound attenuating ceiling tiles in second floor ceilings, and (ii) sheetrock beneath the structural ceiling and above the suspended ceilings of all the second floor offices, and sprinklers as required by the City of Santa Clara, along with caulking required in connection therewith. Landlord at its sole cost and expense shall cause the sliding glass doors on the second floor to be removed and replaced with double pane sound attenuating glass windows. In the event upon completion of all of the work described above in this subparagraph A, the desired noise levels are not achieved, Landlord agrees to pay for the cost of additional improvements designed to reduce noise levels; provided Landlord shall not be required to contribute more than One Hundred Fifty Thousand Dollars ($150,000) for such additional improvements.

          B. In addition to those contributions of Landlord described in subparagraph A above, Landlord shall contribute to the payment of all Interior Improvement Costs up to an amount equal to Landlord's Interior Improvement Allowance. If any part of the Landlord's Interior Improvement Allowance is not used by Tenant, or Tenant does not qualify for a disbursement pursuant to the provisions of this paragraph 4 with the result that the entire allowance is not disbursed, there shall nonetheless be no adjustment in the Base Monthly Rent due from Tenant pursuant to the Lease.
If the Interior Improvement Costs exceed the maximum amount of Landlord's required contribution, then Tenant shall pay the entire amount of such excess.

          C. Landlord and Tenant acknowledge that the construction contract Tenant will enter into for the construction of the Interior Improvements will provide for progress payments to Prime Contractor in stages as the work is completed. Landlord shall pay the full amount of each such progress payment until all of Landlord's Interior Improvement Allowance is expended. Thereafter, if the cost of the Interior Improvements exceeds the amount of Landlord's required contribution for such improvements, then Tenant shall pay the rest of the progress payments due to Prime Contractor. Landlord shall pay any progress payment due from Landlord to Prime Contractor within thirty
(30) days after satisfaction of all of the conditions precedent to such progress payment by Landlord that has been requested by Tenant which are set forth in subparagraph 4D and 4E hereof. If Landlord fails to pay any such amount when due, then Tenant may (but without the obligation to do so) advance such funds on Landlord's behalf, and Landlord shall be obligated to reimburse Tenant for the amount of funds so advanced on its behalf and all costs incurred by Tenant in so doing, including all interest at the Agreed Interest Rate.

          D. If Tenant desires to obtain a disbursement from Landlord from the Landlord's Interior Improvement Allowance for the purpose of paying Interior Improvement Costs, Tenant shall submit to Landlord a written itemized statement, signed by Tenant (an "Application for Payment") setting forth the following: (i) a description of the construction work performed, materials supplied and/or costs incurred or due for which disbursement is requested; and (ii) the total amount incurred, expended and/or due for each requested item less prior disbursements; and (iii) the amount due to be paid by Landlord from Landlord's Interior Improvement Allowance.

          E. Landlord shall have no obligation to make any disbursement from Landlord's Interior Improvement Allowance at any time that there is a Continuing Tenant Default (as defined in paragraph 1.14 of the Lease), or there has occurred an event, omission or failure of conditions which would constitute an Event of Tenant's Default (as defined in paragraph 13.1 of the Lease) after notice or lapse of time, or both. In addition, Landlord shall have the right to condition any disbursement from Landlord's Interior Improvement Allowance upon Landlord's receipt and approval of the following with respect to each Application for Payment:

               (1) The form of Application for Payment and the sufficiency of the information contained therein;

               (2) Bills and invoices and any other documents evidencing the total amount expended, incurred, or due for any requested contribution to Interior Improvement Costs;

               (3) Evidence of Tenant's use of lien releases acceptable to Landlord for payments or disbursements to any contractor, subcontractor, materialmen, supplier, or lien claimant:

               (4) Architects, inspectors and/or engineer's periodic certification and the stage of construction that has been completed and its conformance to the Approved Plans based upon any such architects, inspectors and/or engineers periodic, physical inspections of the Premises and Interior Improvements;

               (5) Waivers and releases of mechanics' lien, stop notice claim, equitable lien claim or other lien claim rights or lien bonds in form and amount reasonably satisfactory to Landlord;

               (6) Evidence of Tenant's compliance with its obligations pursuant to paragraph 2 hereof;

               (7) Any other document, requirement, evidence or information that Landlord may reasonably request pursuant to any provision of this Interior Improvement Agreement.

          F. Tenant agrees that all disbursements made to Tenant by Landlord from Landlord's Interior Improvement Allowance shall be used only for the payment of Interior Improvement Costs and shall be applied as set forth, and for the purposes described in, the relevant Application for Payment based upon which the disbursement is made.

     5.   PUNCHLIST:     Within a reasonable period of time after the
Interior Improvements are Substantially Completed, Landlord, Tenant and Tenant's architect shall together walk through and inspect such improvements so completed, using reasonable efforts to discover all uncompleted or defective construction. After such inspection has been completed. Tenant shall use reasonable efforts to complete and/or repair all "punch list" items within thirty (30) days thereafter.

     6. CONSTRUCTION WARRANTY FOR THE INTERIOR IMPROVEMENTS: Tenant warrants that the construction of the Interior Improvements will be performed in accordance with the Approved Plans therefor and all Laws in a good and workmanlike manner, and that all materials and equipment furnished will conform to said plans and shall be new and otherwise of good quality. Tenant shall promptly commence the cure of any breach of such warranty and complete such cure with diligence at Tenant's cost and expense.

     7. OWNERSHIP OF THE INTERIOR IMPROVEMENTS: All of the Interior Improvements which are constructed with funds of Landlord shall become the property of Landlord upon installation and shall not be removed or altered by Tenant. Any part of the Interior Improvements which are constructed by Landlord with funds of Tenant shall become the property of Tenant upon installation and Tenant shall have the right to depreciate and claim and collect investment tax credits in such improvements; provided, however, that
(i) Tenant shall not remove or alter such improvements during the term of the Lease; (ii) such improvements shall be surrendered to Landlord, and title to such improvements shall best in Landlord, at the expiration or earlier termination of the Lease Term; and (iii) in no event shall Landlord have any obligation to pay Tenant for the cost or value of such improvements. Notwithstanding the foregoing, Tenant shall have the right to remove only the following kinds of Interior Improvements so long as it repairs all damage caused by the installation thereof and returns the Premises to the condition existing prior to the installation of such Interior Improvements: (i) built-in cabinets, file drawers and bookcases; (ii) computer room air conditioning; (iii) canteen equipment; (iv) office cubicle systems; and (v) ornamental statutes. If both Landlord and Tenant contribute to the cost of constructing the Interior Improvements, Landlord and Tenant shall agree in writing which of such improvements are to be constructed using Landlord's funds (and therefore are Landlord's property) and which of them are to be installed with Tenant's funds (and therefore are Tenant's property during the Lease Term).

     8. DOCUMENTS: Within fifteen (15) days after receiving a written request from Landlord, Tenant shall deliver to Landlord the most current version of the following: (i) a complete and correct list showing the name, address and telephone number of each contractor, subcontractor and principal materials supplier engaged in connection with the construction of the Interior Improvements, and the total dollar amount of each contract and subcontract (including any changes) together with the amounts paid through the date of the list; (ii) true and correct copies of all executed contracts and subcontracts identified in the list described in the immediately preceding clause, including any changes; (iii) a construction progress schedule; and (iv) any update to any item described in the preceding clauses which Tenant may have previously delivered to Landlord. Tenant expressly authorizes Landlord to contact any contractor, subcontractor or materials supplier to verify any information disclosed in accordance with this paragraph. Within sixty (60) days after the Interior Improvements have been Substantially Completed, Tenant shall cause the following to be delivered to
Landlord:

          A. Statements from Tenant's architect in form reasonably satisfactory to Landlord certifying that the Interior Improvements have been completed substantially in accordance with the Approved Plans and all Laws;

          B. A copy of all permanent certificates of occupancy and other governmental approvals which may be received by Tenant with respect to the construction of the Interior Improvements;

          C. One (1) copy of the Approved Plans, one (1) copy of each extra work or change order, and one (1) copy of any "As-Built" plans and specifications for the Interior Improvements, which Tenant may have elected to cause to be prepared;

          D. One (1) copy of all warranties, guaranties, and operational manuals relating to the Interior Improvements;

          E. A copy of a recorded notice of completion relating to the construction of the Interior Improvements.

      9. INDEMNITY: Tenant agrees to indemnify and hold Landlord harmless from and against all liabilities, claims, actions, damages, costs and expenses (including attorneys' fees incurred by Landlord in protecting its interest from the following) arising out of or resulting from construction of the Interior Improvements, including any mechanics' liens, defective workmanship or materials and any claim or cause of action of any kind by any party that Landlord is liable for any act or omission committed or made by Tenant, its agents, employees, or contractors in connection with the construction of the Interior Improvements.

     10. ROOF AND OTHER WORK: Landlord agrees to cause the structural support of the roof mounted mechanical units on the Premises to be inspected by Cabak Randall Jasper Griffiths Associates. If as a result of such inspection, remedial work is recommended, Landlord shall cause the same to be performed by Prime Contractor at Landlord's expense, as soon as reasonably practicable.

     Landlord agrees to replace, at Landlord's expense, the broken window on the east side, south end of the second floor of the Premises.

     11. EFFECT OF AGREEMENT: In the event of any inconsistency between this Agreement and the Lease, the terms of this Agreement shall prevail.

AS TENANT:                              AS LANDLORD:
---------                               -----------

FMC CORPORATION,                        THE EQUITABLE LIFE ASSURANCE
a Delaware corporation                  SOCIETY OF THE UNITED STATES,
                                        a New York corporation

By:  /s/ Charles Fink                   By:  /s/ James Piane
    ----------------------                  -----------------------------


Its:  V.P. & Group Manager              Its:   Attorney in Fact
    ----------------------                   ----------------------------


Dated: June 23, 1989                    Dated:  6-23-89
       -------------------                      -------------------------

                                    EXHIBIT D



RECORDING REQUESTED BY:

The Equitable Life Assurance
     Society of the Untied States

WHEN RECORDED RETURN TO:

Morrison & Foerster
345 California Street
San Francisco, CA  94104-2105

Att'n: Leslie M. Browne

-------------------------------------------------------------------------------

                     (Space above this lien for Recorder's use)

                           SUBORDINATION, NON-DISTURBANCE
                              AND ATTORNMENT AGREEMENT


NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

          THIS AGREEMENT is entered into as of the ______ day of _____________, 1986, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNTIED STATES, a New York corporation (the "Beneficiary"), TELEDYNE INDUSTRIES, INC., a California corporation (the "Lessee") and AIRPORT TECHNOLOGY ASSOCIATES, a California general partnership (collectively the "Lessor").

                                W I T N E S S E T H

          WHEREAS, Lessee has entered into a certain lease dated June 30, 1986 (the "Lease"), with Lessor covering certain space (the "Premises") located in and upon the real property described in Exhibit A attached hereto (the "Property");

          WHEREAS, Beneficiary is the holder of a first mortgage loan (the "Loan") to Lessor in the amount of Thirty One Million Two Hundred Thousand and/no 100 Dollars ($31,200,000.00) which is secured by a first lien Construction and Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (the "Deed of Trust") covering the Property;

          WHEREAS, the parties hereto desire expressly to confirm the subordination of the Lease to the lien of the Deed of Trust, it being a requirement by Beneficiary that the lien and charge of the Deed of Trust be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease; and

          WHEREAS, Lessee has requested that Beneficiary agree not to disturb Lessee's possessory rights in the Premises in the event beneficiary should foreclose the Deed of Trust, provided that Lessee is not in default under the Lease and provided that Lessee attorns to beneficiary or the purchaser at any foreclosure or Trustee's sale of the Property.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Lessee's rights thereunder shall be and shall at all times remain subject, subordinate and inferior to the Deed of Trust and the lien thereof and all rights of Beneficiary thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof.

          2.   Lessee hereby declares, agrees and acknowledges that:

               a. Beneficiary would not have agreed to recognize the Lease without this Agreement; and

               b. Beneficiary, in making disbursements pursuant to the agreements evidencing and securing the Loan, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements and such proceeds may be used by Lessor for purposes other than improvement of the premises.

          3. In the event of foreclosure of the Deed of Trust, or upon a sale of the property encumbered thereby pursuant to the Trustee's power of sale contained therein, or upon a transfer of said property by deed in lieu of foreclosure, then so long as Lessee is not in default under any of the terms, covenants, or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Lessee, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease. Lessee hereby agrees to attorn to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease, and Beneficiary or any such successor owner of the Property will not disturb the possession of Lessee, and will be bound by all of the obligations imposed by the Lease upon the landlord thereunder; provided, however, that the Beneficiary, or any purchaser at a trustee's or sheriff's sale or any successor owner of the Property shall not be:

               a. liable for any act or omission of a prior landlord (including the Lessor); or

               b. subject to any offsets or defenses which the Lessee might have against any prior landlord (including the Lessor); or

               c. bound by any rent or additional rent which the Lessee might have paid in advance to any prior landlord (including the Lessor) for a period in excess of one month; or

               d. bound by any agreement or modification of the Lease made without the written consent of the Beneficiary; or

               e. liable or responsible for or with respect to the retention, application and/or return to Lessee of any security deposit paid to any prior lessor (including the Lessor), whether or not still held by such prior lessor, unless and until beneficiary or such other purchaser has actually received for its own account as lessor the full amount of such security deposit.

          Beneficiary acknowledges that it is presently a general partner in Lessor and that the provisions of this Agreement shall not affect any obligations it may have under the Lease in its capacity as general partner of Lessor.

          4. Upon the written request of either Beneficiary or Lessee to the other given at the time of a foreclosure, trustee's sale or deed in lieu thereof, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between the Lessor and Lessee, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee' sale or conveyance in lieu of foreclosure.

          5. Lessee from and after the date hereof, in the event of any act or omission by Lessor which would give Lessee the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction or to offset against the rental due under the Lease any amount due Lessee as a result of a breach by Lessor, will not exercise any such right: (a) until it has given written notice of such act to Beneficiary; and
(b) until the same period of time as is given to Lessor under the Lease to cure such act or omission shall have elapsed following such giving of notice to beneficiary and following the time when Beneficiary shall have become entitled under the Deed of Trust to remedy the same.

          6. Lessor, as landlord under the Lease and trustor under the Deed of Trust, agrees for itself and its heirs, successors and assigns, that:
(a) this Agreement does not (i) constitute a waiver by Beneficiary of any of its rights under the Deed of Trust, and/or (ii) in any way release Lessor from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust; (b) the provisions of the Deed of Trust remain in full force and effect and must be complied with by Lessor; and (c) in the event of a default under the Deed of Trust, Lessee may pay all rent and all other sums due under the Lease to beneficiary as provided in this Agreement.

          7. Lessee acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Deed of Trust. In the event that Beneficiary notifies Lessee in writing of a default under the Deed of Trust and demands that Lessee pay its rent and all other sums due under the Lease to Beneficiary, Lessee agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to the Beneficiary or as otherwise required pursuant to such notice.

          8. Any provision of this Agreement to the contrary notwithstanding, beneficiary shall have no obligation or incur any liability with respect to the erection and completion of the building in which the Premises are located or for completion of the Premises or any improvements for Lessee's use and occupancy.

          9. Lessee from and after the date hereof shall send a copy of any notice or statement under the Lease to Beneficiary at the same time such notice or statement is sent to the Lessor under the Lease.

         10. All notices hereunder shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid to beneficiary at the following address (or at such other address as shall be given in writing by Beneficiary to the Lessee) and shall be deemed complete upon any such mailing:

          THE EQUITABLE LIFE ASSURANCE
               SOCIETY OF THE UNITED STATES
          c/o Equitable Real Estate Management, Inc.
          1 Market Plaza, 1900 Steuart Street Tower
          San Francisco, CA  94105

          Attention:  Senior Vice President

          with a copy to: Mr. Richard Dolson, Senior Vice President
                          EQUITABLE REAL ESTATE INVESTMENT MANAGEMENT, INC. 3414 PEACHTREE ROAD NE, SUITE 1405
                          ATLANTA, GEORGIA  30326-1162

          11. This Agreement supersedes any inconsistent provisions of the Lease.

          12. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien and charge or provisions of the Deed of Trust, except as specifically set forth herein.

          13. This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns; provided however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom beneficiary's interest is assigned or transferred; and provided further that the interest of Lessee under this Agreement may not be assigned or transferred without the prior written consent of Beneficiary.

          14. Lessee agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first set forth above.


NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON THE LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

THE EQUITABLE LIFE ASSURANCE
     SOCIETY OF THE UNITED STATES
     a New York corporation
     "Beneficiary"



By
   ------------------------------
Printed
Name:     Richard B. Duffy
      ---------------------------

Title    Assistant Secretary
      ---------------------------


TELEDYNE INDUSTRIES, INC.
    a California corporation
    "Lessee"


By
   ------------------------------
Printed
Name
     ----------------------------

Title
      ---------------------------


AIRPORT TECHNOLOGY PARK ASSOCIATES,
     a California general partnership
     "Lessor"

By   Birstaf II,
     a California partnership,
     General Partner

     By
        ------------------------------
        Hudson R. Staffield,
        a general partner of
        Birstaf II

     By   Birtcher Pacific II
          a California general partnership,
          a general partner of
          Birstaf  II


     By
         ------------------------------------
     Printed
     Name:
           ----------------------------------

     Title
           ----------------------------------

By  The Equitable Life Assurance
     Society of the United States,
     a New York corporation,
     General Partner


     By
        -------------------------------------
     Printed
     Name           Richard B. Duffy
          -----------------------------------

     Title          Assistant Secretary
          -----------------------------------



          IT IS RECOMMENDED THAT PRIOR TO THE EXECUTION OF THIS
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT THERETO.

STATE OF            )
                    ) ss.
COUNTY OF           )



     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard B. Duffy, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as Assistant Secretary, on behalf of The Equitable Life Assurance Society of the United States, a New York corporation, the corporation therein named, and acknowledge to me that such corporation executed the within instrument pursuant to its by-laws or to a resolution of its board of directors.

     WITNESS my hand and official seal.




                                       ----------------------------------------
                                       NOTARY PUBLIC






STATE OF            )
                    ) ss.
COUNTY OF           )



     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as ____________________, on behalf of Teledyne Industries, Inc., a California corporation, the corporation therein named, and acknowledge to me that such corporation executed the within instrument pursuant to its by-laws or to a resolution of its board of directors.

     WITNESS my hand and official seal.





                                   ------------------------------------------
                                   NOTARY PUBLIC

STATE OF            )
                    ) ss.
COUNTY OF           )



     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Hudson R. Staffield, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as a general partner of Birstaf II, a California partnership, and acknowledged to me that Birstaf II is a general partner of Airport Technology Park Associates, the California general partnership that executed the within instrument, and that Birstaf II executed the same as a general partner of Airport Technology Park Associates.

     WITNESS my hand and official seal.






                                       ----------------------------------------
                                       NOTARY PUBLIC




STATE OF            )
                    ) ss.
COUNTY OF           )




     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the ______________________ of Birtcher Pacific II, a California general partnership, and acknowledged to me that Birtcher Pacific II is a general partner of Birstaf II, a California partnership, that Birstaf II is a general partner of Airport Technology Park Associates, the California general partnership that executed the within instrument, that Birtcher Pacific II executed the same as a general partner of Birstaf II, that Birstaf II executed the same as a general partner of Airport Technology Park Associates, and that Airport Technology Park Associates executed the same.

     WITNESS my hand and official seal.






                                       ----------------------------------------
                                       NOTARY PUBLIC

STATE OF            )
                    ) ss.
COUNTY OF           )



     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard B. Duffy, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the Assistant Secretary of The Equitable Life Assurance Society of the United States, a New York corporation, and acknowledge to me that The Equitable Life Assurance Society of the United States is a general partner of Airport Technology Park Associates, the California general partnership that executed the within instrument, and that The Equitable Life Assurance Society of the United States executed the same as a general partner of Airport Technology Park Associates.

     WITNESS my hand and official seal.






                                       ----------------------------------------
                                       NOTARY PUBLIC

                                       LEASE


                                   BY AND BETWEEN


             THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES,

                        a New York corporation, as Landlord



                                        and


                                  FMC CORPORATION,


                              a Delaware corporation,


                                     as Tenant


                                        for


                                     BUILDING C

                                    TABLE OF CONTENTS



ARTICLE 1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  1

   1.1. Commencement Date. . . . . . . . . . . . . . . . . . . . . . . . . .  1

   1.2. Rent Start Date. . . . . . . . . . . . . . . . . . . . . . . . . . .  1

   1.3. Lease Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

   1.4. Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

   1.5. Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

   1.6. Permitted Use. . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

   1.7. Tenant's Minimum Liability Insurance Coverage. . . . . . . . . . . .  2

   1.8. Tenant's Allocated Parking Stalls. . . . . . . . . . . . . . . . . .  2

   1.9. Retained Real Estate Brokers . . . . . . . . . . . . . . . . . . . .  2

   1.10. Address for Notices . . . . . . . . . . . . . . . . . . . . . . . .  2

   1.11. Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

   1.12. Building A Lease. . . . . . . . . . . . . . . . . . . . . . . . . .  2

   1.13. Tenant's Allocated Share. . . . . . . . . . . . . . . . . . . . . .  2

   1.14. Continuing Tenant Default . . . . . . . . . . . . . . . . . . . . .  3

   1.15. Additional Definitions. . . . . . . . . . . . . . . . . . . . . . .  3



ARTICLE 2.  DEMISE AND ACCEPTANCE. . . . . . . . . . . . . . . . . . . . . .  3

   2.1. Demise of Premises . . . . . . . . . . . . . . . . . . . . . . . . .  3

   2.2. Delivery and Acceptance of Possession. . . . . . . . . . . . . . . .  3

   2.3. Construction of Interior Improvements. . . . . . . . . . . . . . . .  3

   2.4. Options to Extend Lease Term . . . . . . . . . . . . . . . . . . . .  3



ARTICLE 3.  RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

   3.1. Base Monthly Rent. . . . . . . . . . . . . . . . . . . . . . . . . .  5

   3.2. Additional Rent. . . . . . . . . . . . . . . . . . . . . . . . . . .  6

   3.3. Payment of Rent. . . . . . . . . . . . . . . . . . . . . . . . . . .  6

   3.4. Late Charge and Interest on Rent in Default. . . . . . . . . . . . .  6



ARTICLE 4.  USE OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . .  7

   4.1. Limitation on Type . . . . . . . . . . . . . . . . . . . . . . . . .  7

   4.2. Compliance with Laws and Private Restrictions. . . . . . . . . . . .  7

   4.3. Insurance Requirements . . . . . . . . . . . . . . . . . . . . . . .  7

   4.4. Outside Areas. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

   4.5. Signs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

   4.6. Rules and Regulations. . . . . . . . . . . . . . . . . . . . . . . .  8

   4.7. Parking. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

   4.8. Window Coverings . . . . . . . . . . . . . . . . . . . . . . . . . .  9

   4.9. Outside Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9


ARTICLE 5.  TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS. . . . . . . . . . . .  9

   5.1. Trade Fixtures . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

   5.2. Leasehold Improvements . . . . . . . . . . . . . . . . . . . . . . .  9

   5.3. Alterations Required by Law. . . . . . . . . . . . . . . . . . . . .  10

   5.4. Landlord's Improvements. . . . . . . . . . . . . . . . . . . . . . .  11

   5.5. Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

   5.6. Modifications to the Premises. . . . . . . . . . . . . . . . . . . .  11


ARTICLE 6.  REPAIR AND MAINTENANCE . . . . . . . . . . . . . . . . . . . . .  12

   6.1. Tenant's Obligation to Maintain. . . . . . . . . . . . . . . . . . .  12

   6.2. Landlord's Obligation to Maintain. . . . . . . . . . . . . . . . . .  12

   6.3. Tenant's Obligation to Reimburse . . . . . . . . . . . . . . . . . .  13

   6.4. Common Operating Expenses Defined. . . . . . . . . . . . . . . . . .  13

   6.5. Control of Common Area . . . . . . . . . . . . . . . . . . . . . . .  14

   6.6. Tenant's Negligence. . . . . . . . . . . . . . . . . . . . . . . . .  15


ARTICLE 7.  WASTE DISPOSAL AND UTILITIES . . . . . . . . . . . . . . . . . .  15

   7.1. Waste Disposal . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

   7.2. Hazardous Materials. . . . . . . . . . . . . . . . . . . . . . . . .  15

   7.3. Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

   7.4. Compliance with Governmental Regulations . . . . . . . . . . . . . .  17


ARTICLE 8.  REAL PROPERTY TAXES. . . . . . . . . . . . . . . . . . . . . . .  17

   8.1. Real Property Taxes Defined. . . . . . . . . . . . . . . . . . . . .  17

   8.2. Tenant's Obligation to Reimburse . . . . . . . . . . . . . . . . . .  18

   8.3. Taxes on Tenant's Property . . . . . . . . . . . . . . . . . . . . .  19


ARTICLE 9.  INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

   9.1. Tenant's Insurance . . . . . . . . . . . . . . . . . . . . . . . . .  19

   9.2. Landlord's Insurance . . . . . . . . . . . . . . . . . . . . . . . .  20

   9.3. Tenant's Obligation to Reimburse . . . . . . . . . . . . . . . . . .  20

   9.4. Release and Waiver of Subrogation. . . . . . . . . . . . . . . . . .  20


ARTICLE 10.  LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY. . . . . . . .  21

   10.1. Limitation on Landlord's Liability. . . . . . . . . . . . . . . . .  21

   10.2. Limitation on Tenant's Recourse . . . . . . . . . . . . . . . . . .  21

   10.3. Indemnification of Landlord . . . . . . . . . . . . . . . . . . . .  21


ARTICLE 11.  DAMAGE TO PREMISES. . . . . . . . . . . . . . . . . . . . . . .  22

   11.1. Landlord's Duty to Restore. . . . . . . . . . . . . . . . . . . . .  22

   11.2. Landlord's Right to Terminate . . . . . . . . . . . . . . . . . . .  22

   11.3. Tenant's Right to Terminate . . . . . . . . . . . . . . . . . . . .  23

   11.4. Abatement of Rent . . . . . . . . . . . . . . . . . . . . . . . . .  23


ARTICLE 12.  CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . .  24

   12.1. Tenant's Termination Right. . . . . . . . . . . . . . . . . . . . .  24

   12.2. Restoration and Abatement of Rent . . . . . . . . . . . . . . . . .  24

   12.3. Temporary Taking. . . . . . . . . . . . . . . . . . . . . . . . . .  24

   12.4. Division of Condemnation Award. . . . . . . . . . . . . . . . . . .  24


ARTICLE 13.  DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . . . . . . .  25

   13.1. Events of Tenant's Default. . . . . . . . . . . . . . . . . . . . .  25

   13.2. Landlord's Remedies . . . . . . . . . . . . . . . . . . . . . . . .  26

   13.3. Waiver by Tenant of Certain Remedies. . . . . . . . . . . . . . . .  27

   13.4. Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

   13.5. Limitation on Exercise of Rights. . . . . . . . . . . . . . . . . .  27


ARTICLE 14.  ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . .  27

   14.1. By Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

   14.2. By Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29


ARTICLE 15.  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . .  30

   15.1. Landlord's Right to Enter . . . . . . . . . . . . . . . . . . . . .  30

   15.2. Surrender of the Premises . . . . . . . . . . . . . . . . . . . . .  30

   15.3. Holding Over  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

   15.4. Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

   15.5. Tenant's Attornment . . . . . . . . . . . . . . . . . . . . . . . .  31

   15.6. Mortgagee Protection  . . . . . . . . . . . . . . . . . . . . . . .  31

   15.7. Estoppel Certificates and Financial Statements  . . . . . . . . . .  31

   15.8. Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

   15.9. Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

   15.10. Obligation to Act Reasonably . . . . . . . . . . . . . . . . . . .  32

   15.11. Corporate Authority  . . . . . . . . . . . . . . . . . . . . . . .  32

   15.12. Additional Definitions . . . . . . . . . . . . . . . . . . . . . .  32

   15.13. Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . .  33

   15.14. Termination by Exercise of Right . . . . . . . . . . . . . . . . .  33

   15.15. Brokerage Commissions  . . . . . . . . . . . . . . . . . . . . . .  34

   15.16. Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  34

   15.17. Right of First Offer to Lease  . . . . . . . . . . . . . . . . . .  34


SCHEDULE OF EXHIBITS

EXHIBIT A - SITE PLAN OF PROPERTY
EXHIBIT B - APPROVED PLANS FOR INTERIOR IMPROVEMENTS
EXHIBIT C - INTERIOR IMPROVEMENT AGREEMENT
EXHIBIT D - FORM OF SUBORDINATION AGREEMENT

                                        LEASE

                                     (Building C)

     THIS LEASE, dated June 1, 1989 for reference purposes only, is made by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and FMC CORPORATION, a Delaware corporation ("Tenant").

                                   ARTICLE 1.

                                  DEFINITIONS

     1.1. COMMENCEMENT DATE: The term "Commencement Date" shall mean the date the last signatory to this Lease whose execution is required to make it binding on Landlord and Tenant shall have executed this Lease.

     1.2. RENT START DATE: The term "Rent Start Date" shall mean November 1, 1989; provided, however, that if the Interior Improvements to be constructed pursuant to the Interior Improvement Agreement attached as EXHIBIT "C" are not "Substantially Completed" (as defined in EXHIBIT "C") by November 1, 1989 because of delays in construction resulting from "Force Majeure" (as defined in this paragraph 1.2), then the Rent Start Date shall be extended for one day for each such day of delay experienced by Tenant in constructing the Interior Improvements pursuant to EXHIBIT "C". For purposes of this paragraph, the following shall apply:

           A. The term "Force Majeure" shall mean (i) any material default by Landlord of its obligations under this Lease which delays construction; (ii) strikes, labor disputes or work stoppages which are not directed solely at the construction of the Interior Improvements or only because of job conditions at the Premises but which also affect other construction projects;
(iii) damage to the Interior Improvements or the Premises caused by fire, earthquake, vandalism or other peril; and (iv) civil commotion, civil unrest, or acts of war. The term "Force Majeure" shall not include any of the following: (i) delays caused by the Prime Contractor or any subcontractor, including delays resulting from contractor default; (ii) inability to obtain labor, materials, equipment, or reasonable substitutes therefor when ordered; or (iii) inability to obtain any governmental approval required in connection with the construction of the Interior Improvements.

           B. Tenant shall notify Landlord promptly of the occurrence of any event of Force Majeure. If Tenant does not notify Landlord in writing of the occurrence of an event of Force Majeure within five (5) days after such event has commenced to occur, then the Rent Start Date shall only be extended by the amount of delay that occurs after Tenant actually gives written notice to Landlord of the occurrence of the event of Force Majeure in question.

     1.3. LEASE TERM: The Lease Term shall commence on the Commencement Date and shall continue until the tenth (10th) anniversary of the Rent Start Date (unless the Lease Term is extended pursuant to paragraph 2.4 hereof).

     1.4. PROPERTY: The term "Property" shall mean that real property shown on the site plan attached hereto as EXHIBIT "A" and all improvements now or hereafter located thereon, including, without limitation, the five (5) buildings presently located thereon, including, without limitation, the five
(5) buildings presently located thereon, the aggregate gross leasable area of which is approximately 295,271 square feet (the "Property Gross Leasable Area"), allocated among the five buildings as shown on the attached EXHIBIT "A"; provided, however, that Landlord may change the boundaries and composition of the Property by removing or adding land and/or buildings and thereafter the term "Property" shall refer to such real property so enlarged or reduced and the amount of the "Property Gross Leasable Area" shall be appropriately adjusted.

     1.5. PREMISES: The term "Premises" shall mean the building structure situated on the Property commonly known as Building C of Airport Technology Park, 2830 De La Cruz Boulevard, Santa Clara, California, containing approximately 86,785 square feet of gross leasable area (the "Premises Gross Leasable Area") located as shown on EXHIBIT "A". Landlord and Tenant agree that (i) all measurements of gross leasable area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease; and (ii) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where gross leasable area is a factor.

     1.6. PERMITTED USE: The term "Permitted Use" shall mean the use of the Premises for (i) research and development, production, sales, and general administrative offices and other legal uses incidental thereto, and (ii) any other legal use first approved in writing by Landlord.

     1.7. TENANT'S MINIMUM LIABILITY INSURANCE COVERAGE: The term "Tenant's Minimum Liability Insurance Coverage" shall mean Two Million Five Hundred Thousand Dollars ($2,500,000).

     1.8. TENANT'S ALLOCATED PARKING STALLS: The term "Tenant's Allocated Parking Stalls" shall mean 347 parking stalls for the non-exclusive use of Tenant, subject to reduction as set forth in paragraph 5.6A. Notwithstanding the foregoing, or any other provision of this Lease, the parties acknowledge that although Tenant is allocated a combined total of 620 parking spaces pursuant to this Lease and the Building A Lease, after a restripping of the parking areas on the Property to increase to 1,155 the number of spaces available, only a total of 603 spaces shall be available for Tenant's use. In this regard the parties agree that the total number of parking spaces allocated for Tenant's use under this Lease and under the Building A Lease shall be reduced by 17; such spaces shall be proportionately allocated between the Premises and the premises leased pursuant to the Building A Lease. Landlord agrees, at the written request of Tenant, to construct at Landlord's expense 17 additional parking spaces on the Property, if Landlord can do so at a reasonable cost by relocating or removing landscaped area or driveways, and the construction of such additional parking spaces is permitted by all applicable Laws.

     1.9. RETAINED REAL ESTATE BROKERS: The term "Retained Real Estate Brokers" shall mean LaSalle Partners Limited and J.R. Parrish, Inc.

     1.10. ADDRESS FOR NOTICES: The term "Address for Notices" shall mean the following:

           A. In the case of Landlord, such term shall mean The Equitable Life Assurance Society of the United States, One Market Plaza, 1900 Steuart Tower, San Francisco, California 94105, Attention: Property Management Department.

           B. In the case of Tenant, such term shall mean (i) before the Commencement Date, its present address which is 881 Martin Avenue, Box 58123, Santa Clara, California 95052; and (ii) after the Commencement Date, the address of the Premises which is 2830 De La Cruz Boulevard, Santa Clara, California 95050.

     1.11. LEASE: The term "Lease" shall mean this printed lease, Exhibits "A" (site plan), "B" (Approved Plans for Interior Improvements), "C" (Interior Improvement Agreement), "D" (form of subordination agreement), all of which are attached hereto and incorporated herein by this reference.

     1.12. BUILDING A LEASE: The term "Building A Lease" shall mean that lease dated as of June 1, 1989 between Landlord and Tenant, pursuant to which Tenant leases from Landlord that certain building identified as Building A on the site plan attached hereto as EXHIBIT "A" and which contains approximately 68,708 square feet, the address of which is 2890 De La Cruz Boulevard, Santa Clara, California.

     1.13. TENANT'S ALLOCATED SHARE: The term "Tenant's Allocated Share" shall mean one hundred percent (100%).

     1.14. CONTINUING TENANT DEFAULT: A "Continuing Tenant Default" shall be deemed to exist when an "Event of Tenant's Default" (as defined in paragraph 13.1) has occurred, and the underlying default or breach by Tenant of its obligations which resulted in such Event of Tenant's Default has not been completely cured.

     1.15. ADDITIONAL DEFINITIONS: As used in this Lease or any addendum or amendment thereto, the following terms shall have the meanings set forth in paragraph 15.12: "Agreed Interest Rate", "Common Area", "Law", "Leasehold Improvements", "Lender", "Private Restrictions" and "Trade Fixtures".

                                 ARTICLE 2.

                           DEMISE AND ACCEPTANCE

     2.1. DEMISE OF PREMISES: Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises together with (i) the non-exclusive right to use no more than the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in paragraph 4.7), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises. Tenant's lease of the Premises shall be subject to (i) all Laws,
(ii) all Private Restrictions, easements, and other matters of public record, and (iii) the reasonable and non-discriminatory rules and regulations from time to time promulgated by Landlord pursuant to paragraph 4.6.

     2.2. DELIVERY AND ACCEPTANCE OF POSSESSION: Landlord shall deliver to Tenant possession of the Premises on the Commencement Date in their presently existing condition, broom clean. Tenant shall accept possession of the Premises in its presently existing condition, "as-is" (except for latent defects in the structural elements of the Premises), acknowledging that (i) Tenant intends to do substantial renovation work and construct completely new interior improvements pursuant to paragraph 2.3 hereof and the Interior Improvement Agreement attached as EXHIBIT "C", and (ii) Landlord is obligated to make certain repairs as set forth in the Interior Improvement Agreement.

     2.3. CONSTRUCTION OF INTERIOR IMPROVEMENTS: Tenant shall construct certain improvements for Tenant's use in the Premises pursuant to the terms of the Interior Improvement Agreement executed concurrently with this Lease by Landlord and Tenant and attached hereto as EXHIBIT "C".

     2.4.  OPTIONS TO EXTEND LEASE TERM: Landlord hereby grants to Tenant two
(2) options (each referred to as the "Option") to extend the Lease Term each for a five (5) year period (the "Option Term"), on the following terms and conditions:

           A. Tenant must give Landlord notice in writing of its exercise of the Option before the later to occur of (i) the two hundred fortieth (240th) day before the date the initial Lease Term (or then extended Lease Term as the case may be) would end but for said exercise, or (ii) the seventh (7th) day following the establishment of the fair market rent for the Premises by appraisal pursuant to subparagraph 2.4F if such appraisal process is commenced pursuant to subparagraphs 2.4E and 2.4F.

           B. Tenant may not exercise the Option at any time that either of the following is true: (i) a Continuing Tenant Default exists under this Lease (unless caused by a subtenant of the original Tenant under this Lease and such original Tenant is using reasonable efforts to cause such default to be cured) or (ii) a Continuing Tenant Default exists under the Building A Lease (unless caused by a subtenant or assignee of the original Tenant under this Lease and such original Tenant is using reasonable efforts to cause such default to be cured) and the same person or entity is the owner of record of both the Premises and the real property leased pursuant to the Building A Lease.

           C. All the terms and conditions of this Lease shall apply during the Option Term, except that the Base Monthly Rent for the Option Term shall be determined as provided in subparagraph 2.4D below.

           D. The Base Monthly Rent for the Option Term with respect to the Premises shall be the ninety-five percent (95%) of the fair market rent for the Premises for the Option Term on the terms contained in this Lease as of the commencement of the Option Term, determined pursuant to subparagraphs 2.4E and 2.4F. For purposes of this Lease, the term "fair market rent for the Premises" shall mean the projected going market rent for the Premises as of the commencement of the Option Term in question, including a provision for periodic increases of such rent during the Option Term (which increases shall be established as part of such fair market rent), taking into account the value of all improvements in the Premises, regardless of whether made by Landlord or Tenant (except for those Leasehold Improvements that Tenant has the right to remove at the expiration of the Lease Term).

           E. Tenant may not exercise the Option in question unless Tenant has delivered to Landlord a written request (a "Rent Quote Request") that Landlord state in writing Landlord's opinion of the fair market rent for the Premises for the upcoming Option Term in question, which Rent Quote Request may only be delivered and shall only be effective if delivered (i) no sooner than fifteen (15) months before the expiration of the Lease Term, and (ii) no later than thirteen (13) months prior to the expiration of the Lease Term. After receipt of a Rent Quote Request and no later than twelve (12) months prior to the expiration of the Lease Term, Landlord shall deliver to Tenant a written statement setting forth Landlord's opinion of the fair market rent for the Premises for the Option Term in question (a "Landlord's Rent Quote"). For a period of thirty (30) days following delivery to Tenant of Landlord's Rent Quote (the "Negotiation Period"), Landlord and Tenant shall confer to attempt to reach agreement upon the fair market rent for the Premises for the Option Term in question. If Landlord and Tenant are unable to reach agreement in writing within the Negotiation Period, for purposes of establishing the Base Monthly Rent for the Option Term in question, the fair market rent for the Premises shall be deemed to be the amount stated in Landlord's Rent Quote unless Tenant delivers to Landlord during the Negotiation Period a written notice which states the following: (i) Tenant requires that the fair market rent for the Premises for the Option Term in question be established by the appraisal process described in subparagraph 2.4F; and (ii) the name, address, and qualifications of the appraiser selected by Tenant for purposes of the appraisal process described in subparagraph 2.4F ("Tenant's Appraisal Demand"). If Tenant so timely delivers to Landlord a Tenant's Appraisal Demand, the Base Monthly Rent for the Option Term in question shall be established based on the result of the appraisal process described in subparagraph 2.4F.

           F. If Tenant delivers to Landlord a Tenant's Appraisal Demand during the Negotiation Period, then the fair market rent for the Premises shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

              (1) One of the appraisers shall be the appraiser identified in Tenant's Appraisal Demand. Within ten (10) days of receipt of Tenant's Appraisal Demand, Landlord shall select its appraiser and notify Tenant, in writing, of the name, address and qualifications of an appraiser selected by it. Failure by Landlord to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and Tenant shall select a second appraiser on behalf of Landlord within five (5) days after the expiration of said ten (10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers selected by the parties shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitration Association at the request of either party or, if there is then no American Arbitration Association or if it refuses to perform this function, then at the request of either Landlord or Tenant, the third appraiser shall be appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

              (2) The three (3) appraisers so selected shall meet in San
Jose,

California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers shall attempt to determine the fair market rent for the Premises for the Option Term in question.

              (3) If the appraisers are unable to complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of their first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two
(2) or more of the appraisers agree on the fair market rent for the Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

              (4) If two (2) or more appraisers do not agree within said fifteen (15) day period as set forth above, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent for the Premises for the Option Term in question. Landlord and Tenant shall then determine the fair market rent for the Premises for the Option Term by determining the average of the fair market rent set by each of the appraisers; provided, however, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded, and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If any appraisal is disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded. For purposes of determining the relative amount of the appraisals to implement the provisions of this subparagraph requiring that an appraisal be disregarded if it is too high or too low, the amount of an appraisal that calls for periodic rent increases based upon an index (E.G., the Consumer Price Index) shall be determined by assuming that such index will increase at the same average annual rate during the option period in question that such index increased on an average annual basis during the five (5) year period preceding the commencement of the option period in question.

              (5) Each party shall bear the fees and expenses of the appraisers selected by or for it, and the fees and expenses of the third appraiser shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

                               ARTICLE 3.

                                 RENT

     3.1. BASE MONTHLY RENT: Commencing on the Rent Start Date and continuing thereafter throughout the initial Lease Term, Tenant shall pay to Landlord a monthly rent (which rent is referred to as the "Base Monthly Rent"), which shall be the following:

           A. No Base Monthly Rent shall be payable for the period beginning on the Rent Start Date and ending on the last day of the sixth (6th) month of the Lease Term.

           B. The Base Monthly Rent for the period beginning on the first day of the seventh (7th) month of the Lease Term and ending on the last day of the twenty-fourth (24th) month of the Lease Term is Sixty-Thousand Seven Hundred Fifty Dollars ($60,750) (I.E., $0.70 per square foot per month).

           C. The Base Monthly Rent for the period beginning on the first day of the twenty-fifth (25th) month of the Lease Term and ending on the last day of the forty-eighth (48th) month of the Lease Term is Seventy-Three Thousand Seven Hundred Sixty-Seven Dollars ($73,767) (I.E., $0.85 per square foot per month).

           D. The Base Monthly Rent for the period beginning on the first day of the forty-ninth (49th) month of the Lease Term and ending on the last day of the seventy-second

(72nd) month of the Lease Term is Seventy-Eight Thousand One Hundred Six Dollars ($78,106) (I.E., $0.90 per square foot per month).

           E. The Base Monthly Rent for the period beginning on the first day of the seventy-third (73rd) month of the Lease Term and ending on the last day of the one hundred twentieth (120th) month of the Lease Term is Eighty-Two Thousand Four Hundred Forty-Six Dollars ($82,446) (I.E., $0.95 per square foot per month).

           F. For purposes of applying the provisions of this paragraph 3.1, the term "month of the Lease Term" shall mean that period which begins on that day of the calendar month in question which corresponds to the Rent Start Date and which continues for thirty (30) or thirty-one (31) days until the day of the next calendar month which precedes the day in that calendar month which corresponds to the Rent Start Date. By way of example only, if it is assumed that the Rent Start Date is September 15, 1989, then for purposes of this paragraph 3.1 (i) the first month of the Lease Term would commence September 15 and end on October 14, 1989; and (ii) the seventh (7th) month of the Lease Term would commence on March 15 and end on April 14, 1990.

     3.2. ADDITIONAL RENT: Commencing on the Rent Start Date and continuing thereafter throughout the Lease Term, Tenant shall pay, as additional rent (the "Additional Rent"), (i) Tenant's share of Common Operating Expenses as required by paragraph 6.3, (ii) Tenant's share of Real Property Taxes as required by paragraph 8.2, (iii) Landlord's share of the net consideration received by Tenant upon certain assignments and sublettings as required by paragraph 14.1, (iv) any late charges or interest due Landlord pursuant to paragraph 3.4, (v) Tenant's share of the amortized cost of certain additional improvements as provided in paragraph 5.4, and (vi) any other charges due Landlord pursuant to this Lease.

     3.3. PAYMENT OF RENT: All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as permitted by paragraphs 11.4 and 12.2), and without any prior demand therefor, to Landlord at its address set forth above or at such other place as Landlord may designate from time to time. Tenant's obligation to pay rent shall be prorated as of the Rent Start Date and at expiration or earlier termination of the Lease Term such that Tenant shall not be required to pay Base Monthly Rent or Additional Rent for any period preceding the Rent Start Date or following the expiration or earlier termination of the Lease Term (except in the case of a termination of this Lease as a result of an Event of Tenant's Default).

     3.4. LATE CHARGE AND INTEREST ON RENT IN DEFAULT: Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any such Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within five (5) days after Landlord delivers written notice to Tenant that such amount is delinquent, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent rent. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including the right to terminate this Lease. If any rent remains delinquent for a period in excess of thirty (30) days after Landlord delivers written notice to Tenant that such amount is delinquent, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

                                  ARTICLE 4.

                               USE OF PREMISES

     4.1. LIMITATION ON TYPE: Tenant shall use the Premises solely for the Permitted Use (as described in paragraph 1.6). Tenant shall not do or permit anything to be done in or about the Premises or Common Area which will (i) interfere with the rights of other occupants of the Property, (ii) cause structural damage to the Premises and Tenant fails to promptly commence and diligently pursue to completion the repair of such damage, or (iii) cause damage to any part of the Premises or Property except to the extent reasonably necessary for the installation of Tenant's equipment and trade fixtures and Tenant fails to promptly commence and diligently pursue to completion the repair of such damage. Tenant shall not operate any equipment within the Premises which will (i) injure, vibrate or shake the Premises,
(ii) overload existing electrical systems or other mechanical equipment servicing the Premises, or (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment servicing the Premises, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Premises or set any load on the floor in excess of approved structural limits as defined by Landlord's architect. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create a fire or health hazard, (ii) damage the Premises, or (iii) interfere with the businesses of other tenants of the Property. All noise or odors generated by Tenant's use of the Premises shall be contained or muffled so that they do not interfere with the businesses of other tenants of the Property. Tenant shall not (i) change the exterior of the Premises (subject to Tenant's right to install signs pursuant to paragraph 4.5), or (ii) install any equipment or antennas on or make any penetrations of the exterior or roof of the Premises without the prior written consent of Landlord. Tenant shall not commit nor permit to be committed any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any objectionable noises, odors, dust or nuisances which may disturb the quiet enjoyment of other tenants or occupants of the Property. Notwithstanding the foregoing restrictions, the parties agree as follows:

           A. Tenant may bring military fighting vehicles onto the first floor of the Premises so long as (i) Tenant puts into place such reinforcing as is reasonably necessary to upgrade the floor load capacity so that it will accept such fighting vehicles; and (ii) Tenant repairs any damage to the Premises caused by the entry of such vehicles.

           B. Tenant may install antennas, radio "dishes" or other electronic equipment reasonably necessary for the conduct of Tenant's business upon the roof of the Premises so long as (i) such installations are done in compliance with all Laws and Private Restrictions; (ii) such installations are accomplished in a manner which does not compromise the watertight integrity of the roof; (iii) all damage to the Premises caused by such installation is repaired by Tenant; and (iv) any such equipment is properly and effectively screened from view in a manner reasonably acceptable to Landlord.

           C. In the event Tenant desires to operate equipment within the Premises that will or may overload existing mechanical, electrical, or other systems, Tenant may do so only if it first installs, at its sole cost, all necessary modifications, repairs or upgrades of existing systems so that such equipment may be operated without overloading such systems as so modified by Tenant.

     4.2. COMPLIANCE WITH LAWS AND PRIVATE RESTRICTIONS: Tenant shall not use or permit any person to use the Premises in any manner which violates any Laws or Private Restrictions. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions and shall indemnify and hold Landlord harmless from any liability resulting from Tenant's failure to do so.

     4.3. INSURANCE REQUIREMENTS: Tenant shall not use or permit any person to use the Premises or Common Area in any manner which will cause a cancellation of any insurance policy covering the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy; provided, however, that Tenant may bring military fighting vehicles onto the first floor of the Premises as permitted pursuant to subparagraph 4.1A. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at reasonable rates, the insurance coverage carried by Landlord pursuant to this Lease.

     4.4. OUTSIDE AREAS: No materials, supplies, storage tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Premises which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant; provided, however, that Tenant may bring military fighting vehicles onto the first floor of the Premises as permitted pursuant to subparagraph 4.1A.

     4.5. SIGNS: Tenant shall not place on any portion of the Premises or the Property any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Premises without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws and Private Restrictions and shall be installed at the expense of Tenant. If Landlord so elects, Tenant shall, at the expiration or sooner termination of this Lease, remove all signs installed by it and repair any damage caused by such removal. Tenant shall at all times maintain such signs in good condition and repair. Upon Tenant's written request and at Tenant's cost and expense, Landlord shall remove both of the Airport Technology Park monument signs located on De La Cruz Boulevard. Subject to Landlord's prior written approval of Tenant's specific design plan, (i) Tenant shall have the right to install a monument sign at the entrance to the Premises, and at the two entrances to Airport Technology Park, and (ii) Tenant shall have the right to install signs on the exterior of the Premises. Approved signs installed by Tenant may be illuminated in compliance with the provisions of applicable laws and Private Restrictions.

     4.6. RULES AND REGULATIONS: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Property for the care and orderly management of the Property and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Property of any such rules and regulations.

     4.7. PARKING: Tenant is allocated and shall have the non-exclusive right to use (without charge in addition to the Base Monthly Rent) no more than the number of parking spaces contained within the Property described in paragraph 2.1 for its use and the use of its employees and invitees, the location of which may be designated from time to time by Landlord but shall be on the Property and within reasonable proximity to the Premises. Tenant shall not at any time use or permit its employees or invitees to use more parking spaces than the number so allocated to Tenant or to park or permit the parking of its vehicles or the vehicles of others in any portion of the Property not designated by Landlord as a non-exclusive parking area.
Landlord shall not oversubscribe the parking within the Property, and shall assure that the total number of spaces committed to the non-exclusive use of all tenants of the Property shall not exceed the total number of spaces within the Common Area. Of the parking spaces allotted to Tenant pursuant to paragraph 2.1, Tenant shall have the right to designate a reasonable number of such spaces as reserved spaces for its executives, which shall not exceed ten percent (10%) of the total of spaces and which shall be in immediate proximity to the Premises. In the event Tenant elects to install a patio as set forth in subparagraph 5.6A, the number of parking spaces allocated to Tenant shall be reduced based upon the square footage of said patio, which at the time this Lease is executed is anticipated to be a reduction in eight (8) parking spaces. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), neither Tenant nor its employees or invitees shall use such spaces. Within ten (10) business days after written request therefor from Landlord, Tenant shall furnish Landlord with a list of its and its employees vehicle license numbers and Tenant shall thereafter notify Landlord of any change in such list within five (5) days after each such change occurs. Tenant shall have the right, at Tenant's option, to provide its employees with stickers or other identification markers or tags to be affixed to or on the employees' automobiles or other vehicles, evidencing the right of such employees to use the parking area. Such stickers shall be subject to prior review and approval by Landlord, which shall not be unreasonably withheld or delayed. Tenant shall furnish to Landlord a list of identifying numbers for the stickers distributed from time to time by Tenant to its employees. If Tenant elects to use such stickers as provided herein, Tenant shall not be obligated to furnish Landlord with a list of vehicle license numbers for its employees, for as long as Tenant maintains such sticker system of identification. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or its employees or invitees utilizing parking spaces in excess of the parking spaces allowed by Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Premises, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Property, and (iii) permitted to remain on the Property only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Property, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord, so long as such participation does not result in any increase in costs to Tenant.

     4.8. WINDOW COVERINGS: To the extent Tenant elects to use window coverings visible from the exterior of the Premises, Tenant shall use the same window covering to cover all windows Tenant so elects to cover in the Premises to maintain a consistent and uniform exterior appearance.

     4.9. OUTSIDE SALES: Tenant shall not conduct or permit to be conducted on any portion of the Common Area any sale of any kind, including (i) any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale, or (ii) any so-called "flea market", open-air market or any other similar activity. Notwithstanding the foregoing, Tenant shall be allowed to conduct occasional sales outside of the Premises on that part of the Common Area that is in close proximity to the Premises so long as each of the following conditions is satisfied with respect to each such sale:
(i) Landlord is given at least two (2) business days prior written notice of the date of any such sale; (ii) such sale does not violate any Laws; (iii) such sale is conducted in a manner that does not interfere with the rights of other occupants of the Property; (iv) Tenant provides all necessary security, cleans up all debris and repairs any damage caused by such sale; and (v) the purpose of such sale is to permit employees of Tenant to purchase or to receive free of charge property of Tenant.

                               ARTICLE 5.

                TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS

     5.1. TRADE FIXTURES: Throughout the Lease Term, Tenant shall provide, install, and maintain in good condition all Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

     5.2. LEASEHOLD IMPROVEMENTS: The following provisions govern Leasehold Improvements constructed by Tenant:

           A. Tenant shall not construct any Leasehold Improvements or otherwise alter the Premises without Landlord's prior approval if such action results in the demolition, removal, or material alteration of existing Improvements (including partitions, wall and floor coverings, ceilings, lighting fixtures or other utility installations) and if the cost of such construction or alteration exceeds Fifteen Thousand Dollars ($15,000) per work of improvement or if the cost of Leasehold Improvements done, under construction, or for which approval is sought during any calendar quarter exceeds Twenty-Five Thousand Dollars ($25,000). With respect to any Leasehold Improvements which must be approved by Landlord pursuant to the immediately preceding sentence, Tenant shall not commence construction of such Leasehold Improvements until Landlord shall have first approved the plans and specifications therefor, which approval shall be deemed given if not denied in writing within ten (10) working days after Landlord shall have received Tenant's request for such approval. In no event shall Tenant make any alterations to the Premises which could significantly affect the structural integrity or the exterior design of the Premises without Landlord's prior approval.

           B. All Leasehold Improvements requiring Landlord's approval shall be installed by Tenant in substantial compliance with the approved plans and specifications therefor. All construction undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using materials of good quality. Tenant shall not commence construction of any Leasehold Improvements until (i) all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, and (iii) if reasonably requested by Landlord, Tenant shall have obtained contingent liability and broad form builders risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9. If Landlord so requests in writing with respect to Leasehold Improvements requiring Landlord's prior approval, Tenant shall inform Landlord of Tenant's scheduled date for commencement of construction at least five (5) days prior to such date of commencement.

           C. At all times during the Lease Term, (i) Tenant shall maintain all plans and change orders prepared in connection with the construction of any Leasehold Improvements which required a building permit or other governmental approval, and (ii) Tenant shall provide to Landlord copies of such plans and change orders (and, to the extent Tenant causes such to be prepared for its own use, "As-Built" plans) at any time that Landlord requests copies thereof.

           D. All Leasehold Improvements shall remain the property of Tenant during the Lease Term. Tenant shall have the right to remove only the following kinds of Leasehold Improvements so long as it repairs all damage caused by the installation thereof and returns the Premises to the condition existing prior to the installation of such Leasehold Improvements: (i) built-in cabinets, file drawers and bookcases; (ii) computer room air conditioning; (iii) canteen equipment; (iv) office cubicle systems; and (v) ornamental statues. At the expiration or sooner termination of the Lease Term, all Leasehold Improvements that Tenant does not remove shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof. However, if Landlord so requires, at the expiration or earlier termination of the Lease Term, Tenant shall remove any Leasehold Improvements designated for removal by Landlord and shall restore the Premises to the condition existing prior to the installation of such Leasehold Improvements to the extent necessary to return the Premises to substantially the same condition that existed on the completion of the Interior Improvements constructed pursuant to EXHIBIT "C", ordinary wear and tear excepted. Notwithstanding the foregoing:

              (1) Tenant shall only be required to remove Leasehold Improvements for which either of the following is true: (i) such Leasehold Improvements were not approved in writing by Landlord; or (ii) at the time approval was given by Landlord, Landlord informed Tenant in writing that Landlord would require that such Leasehold Improvements be removed at the termination of the Lease Term.

              (2) Tenant may cause interior partitions to be moved, reconfigured, or removed altogether, or cause interior offices to be deleted or added, all without the obligation to restore such partitions or interior offices to any prior condition upon expiration or termination of the Lease.

     5.3. ALTERATIONS REQUIRED BY LAW: Tenant shall make any alteration, addition or change of any sort, whether structural or otherwise, to the Premises that is required by any Law because of (i) a specific use or change of use made of the Premises by Tenant (which alteration, addition or change is not generally required to be made by owners or Tenants of other properties similar to the Premises), (ii) Tenant's application for any permit or governmental approval, or (iii) Tenant's construction or installation of any Leasehold Improvements or Trade Fixtures.

     5.4. LANDLORD'S IMPROVEMENTS: All fixtures, improvements or equipment which are installed, constructed on or attached to the Property by Landlord at its expense shall become a part of the realty and belong to Landlord. Tenant shall pay additional rent in the event Landlord, in its sole discretion, elects to make any of the following kinds of capital improvements to the Property: (i) capital improvements required to be constructed in order to comply with any Law not in effect or applicable to the Property as of the Commencement Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Common Operating Expenses of the Property; (iii) replacement of capital improvements or building service equipment existing as of the Commencement Date when required because of normal wear and tear; and (iv) the amount of "deductibles" paid by Landlord for the restoration of any part of the Property that has been damaged to the extent such "deductible" is not included within Common Operating Expenses. With respect to any expenditure in excess of Fifty Thousand Dollars ($50,000) for which Landlord seeks contribution pursuant to this paragraph 5.4 from Tenant, prior to incurring such expense, Landlord shall notify Tenant of the nature and estimated amount of such expenditure and, if Tenant so requests, shall provide Tenant with such information upon which such cost estimate is based for Tenant's approval. The amount of additional rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

           A. Tenant shall have the option to pay in cash an amount equal to Tenant's Allocated Share of all costs paid by Landlord to construct the improvements in question fairly allocable to the Premises (including financing costs) in cash within thirty (30) days after the improvement has been substantially completed and Landlord has notified Tenant of the cost of such improvement and the amount of Tenant's required contribution. If Tenant does not exercise such option to pay such amount in cash, then the provisions of subparagraph 5.4B shall apply.

           B. All costs paid by Landlord to construct such improvement (including financing costs) shall be amortized on a straight line basis over the useful life of such improvement (determined in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvement from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made. As additional rent, Tenant shall pay an amount equal to Tenant's Allocated Share of that portion of such monthly amortization payment fairly allocable to the Premises (as reasonably determined by Landlord) for each month after such improvement is completed until the first to occur of (i) the expiration of the Lease Term (as the same may be extended), or (ii) the end of the term over which such costs were amortized, which amount shall be due at the same time the Base Monthly Rate is due.

           C. Notwithstanding anything contained in this paragraph 5.4, the additional rent Tenant is to pay with respect to any modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility expenses or Common Operating Expenses of the Property shall not for any period exceed the actual amount of savings in Additional Rent realized by Tenant as a result of such modification or construction.

     5.5. LIENS: Tenant shall keep the Premises and the Property free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Premises. If any claim of lien is recorded, Tenant shall bond against or discharge the same within thirty (30) days after the same has been recorded against the Premises and/or the Property. Should any lien be filed against the Premises or any action commenced affecting title to the Premises, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

     5.6. MODIFICATIONS TO THE PREMISES: Subject to Landlord's prior written approval, and the provisions of paragraphs 5.2 and 5.3 hereof, Tenant shall have the right to:

           A. Modify the parking area behind the Premises, which area is highlighted on the attached EXHIBIT "A", to construct a patio;

           B. Install a datalink approximately twenty (20) inches wide between the Premises and Building A;

           C. Install up to a total of four (4) flagpoles allocated between the front of the Premises and the front of the premises leased pursuant to the Building A Lease; and

           D. Fill in existing loading docks so long as (i) existing drainage systems serving such loading docks are appropriately capped; (ii) such fill is accomplished in a manner that the loading docks may be restored to their condition existing as of the Commencement Date upon expiration of the Lease Term, and (iii) Tenant agrees to restore such loading docks to the condition existing as of the Commencement Date upon the expiration of the Lease Term.

           E. Trim or relocate on the Property to a new location approved by Landlord any trees, shrubs or other landscaping that obscures any sign installed on the Property by Tenant.

                                 ARTICLE 6.

                          REPAIR AND MAINTENANCE

     6.1. TENANT'S OBLIGATION TO MAINTAIN: Except as otherwise provided in paragraph 6.2 and in Article 11 regarding the restoration of damage caused by fire and other perils, Tenant shall, at all times during the Lease Term, clean, keep, and maintain in good order, condition, and repair the Premises and every part thereof, through regular inspections and servicing, including, but not limited to, (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system, (ii) all fixtures, interior walls, floors, carpets and ceilings, (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces), (iv) all electrical facilities and all HVAC equipment and other mechanical systems (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems), (v) any automatic fire extinguisher equipment in the Premises, and (vi) the roof membrane (including any necessary resurfacing or patching to preserve the membrane or to repair leaks except that Tenant shall not be required to make any repair to the extent such repair is required because of Landlord's repair or maintenance of the structural roof system). Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain continuously throughout the Lease Term a service contract for the maintenance of all HVAC equipment serving the Premises with a licensed HVAC repair and maintenance contractor, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every sixty (60) days during the Lease Term. Tenant shall also maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior surfaces) in the Premises with a contractor, which contract provides for the periodic washing of all such windows on such basis as shall keep the exterior appearance of the Premises in first class condition, but no less frequently than once every calendar year. If and when Landlord so requests in writing, Tenant shall furnish Landlord with copies of all such service contracts. All repairs and replacements required of Tenant shall be promptly made with materials of good quality. If the work affects the structural parts of the Premises or if the estimated cost of any item of repair or replacement is in excess of Fifteen Thousand Dollars ($15,000), then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, and materials to be used, except in the case of emergency in which event Tenant shall within a reasonable period of time after performing the work, notify Landlord of the scope of the work performed and the materials used, and shall furnish Landlord with the plans therefor.

     6.2. LANDLORD'S OBLIGATION TO MAINTAIN: Landlord, at its cost without right of reimbursement from Tenant, shall be responsible for the maintenance, repair, and replacement of the structural parts of the Premises (i.e., foundation, first and second story floor slab and second story floor deck, load-bearing walls, and structural roof system, but excluding roof membrane) except to the extent that (i) the same is necessitated by the wrongful or negligent act or omission of Tenant, its subtenants, or their respective agents, employees, contractors, or invitees, or (ii) reimbursement is permitted pursuant to paragraph 5.4 hereof. Landlord at its cost without right of reimbursement from Tenant, shall repair damage to interior improvements and Leasehold Improvements that have been approved by Landlord pursuant to the term hereof, or damage to the roof membrane of the Premises if caused by the maintenance work required to be performed by Landlord pursuant to the provisions of this paragraph. Landlord shall repair, maintain, operate and replace when necessary the Common Area, with such right of reimbursement from Tenant as is specified in paragraphs 5.4 and 6.3. Landlord shall not be responsible for repairs required by an accident, fire or other peril except as otherwise required by Article 11, or for damage caused to any part of the Property by any act, negligence or omission of Tenant or its agents, contractors, employees or invitees. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.

     6.3. TENANT'S OBLIGATION TO REIMBURSE: As additional rent, commencing on the Rent Start Date and continuing throughout the remainder of the Lease Term, Tenant shall pay Tenant's Allocated Share of all Common Operating Expenses fairly allocable to the Premises including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Premises and (ii) a proportionate share (based on the Premises Gross Leasable Area as a percentage of the Property Gross Leasable Area) of all Common Area Expenses which relate to the Property in general and are not fairly allocable to any one building on the Property. Landlord agrees that it shall not recover from all tenants of the Property more than one hundred percent (100%) of the actual Common Operating Expenses incurred by Landlord for the period in question. As provided in paragraph 3.3, Tenant's obligation to pay Tenant's Allocated Share of Common Operating Expenses fairly allocable to the Premises shall be prorated as of the Rent Start Date and at the expiration or earlier termination of the Lease Term, and if Tenant has paid any amount on account of Common Operating Expenses relating to a period that is not within the Lease Term (e.g., prepayment of insurance premiums for one year), such amount shall be reimbursed to Tenant in connection with such proration. Payment shall be made by whichever of the following methods is from time to time designated by Landlord, and Landlord may change the method of payment at any time so long as (i) Landlord gives Tenant at least sixty (60) days prior written notice, and (ii) the method is not changed more than once in any calendar year. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within thirty (30) days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively,
(i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating Expenses it anticipates will be paid or incurred for the calendar year in question, (ii) during such calendar year, Tenant shall pay such share of the estimated Common Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent, and (iii) within ninety (90) days after the end of each calendar year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord during the just ending calendar year and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent, as the case may require, within thirty (30) days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's share of all Common Operating Expenses for such calendar year and no more. Tenant and its agents (including accountants) shall have the right at its expense, exercisable upon reasonable prior written notice to Landlord, to inspect at Landlord's office during normal business hours Landlord's books and records as they relate to Common Operating Expenses. Such inspection must be made within one hundred eighty (180) days of Tenant's receipt of Landlord's annual statement for the same, and shall be limited to verification of the charges contained in such statement. Tenant may not withhold payment of such bill pending completion of such inspection.

     6.4. COMMON OPERATING EXPENSES DEFINED: The term "Common Operating Expenses" shall mean the sum of the following:

           A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, and repairing the exterior surfaces (including painting of exterior surfaces of buildings not more than once every 5 years) of all buildings located on the Property; (ii) maintenance of the liability, fire and property damage insurance covering the Property carried by Landlord pursuant to paragraph 9.2 (including the payment of commercially reasonable "deductibles" and the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, restripping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) depreciation and financing costs on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented);

           B. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Property which pursuant to generally accepted accounting principles would be considered a current expense and not a capital expenditure;

           C. That portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by subparagraphs A and B above and that is fairly allocable to the Property;

           D. An additional amount equal to a commercially reasonable and competitive management fee that would be charged by an independent third party property manager for the management of the Property (except that Tenant's Allocated Share of such management fee for any period shall not exceed two percent (2%) of the Base Monthly Rent and Additional Rent payable by Tenant for the same period); and

           E. Notwithstanding anything contained herein, the term "Common Operating Expenses" shall not include any of the following: (i) mortgage principle payments; (ii) ground rent and other payments made pursuant to any ground lease affecting the Property; (iii) the cost of refinancing any loan secured by the Property; (iv) interest and penalties imposed against Landlord for late payments by Landlord; (v) legal fees incurred by Landlord in connection with the negotiation or enforcement of, or litigation in connection with, any lease affecting the Property; (vi) the cost of any paintings, sculptures, or other art objects installed on the Property; (vii) any costs reimbursed to Landlord by insurance or other third party payments that are not reimbursements by tenants for their share of Common Operating Expenses; (viii) brokerage commissions or other costs related to the leasing of space within the Property; (ix) the cost of any tenant improvements installed for the exclusive use of any other tenant of the Property.

     6.5. CONTROL OF COMMON AREA: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to the minimum extent reasonably necessary in the reasonable opinion required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord;
(iii) designate other property outside the boundaries of the Property to become part of the Property; (iv) construct multi-deck parking structures in any part of the Common Area; (v) change the shape, size, location, number and extent of improvements on the Common Area; (vi) select a third party to maintain and operate any of the Common Area at any time Landlord determines that the best interests of the Property will be served by having the Common Area maintained and operated by that third party so long as the fees and charges of such third party are reasonable and competitive with the fees of others in the marketplace providing the same services; (vii) make changes to the Common Area including, without limitation, changes in the location of driveways, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; and/or (viii) voluntarily change the address of the Property. Landlord agrees not to change the name of

Airport Technology Park without the prior consent of Tenant. The use of the Common Area shall be subject to such reasonable regulation and changes therein as Landlord shall make from time to time. Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises without first obtaining Tenant's approval. Tenant shall keep the Common Area free and clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Premises, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove such unauthorized person from the Common Area nor to prohibit the use of the Common Area by unauthorized persons. In exercising any such rights described in this paragraph 6.5 regarding the Common Area, Landlord shall make a reasonable effort to minimize any disruption to Tenant's business.

     6.6. TENANT'S NEGLIGENCE: Anything in this Lease to the contrary notwithstanding, Tenant shall pay for all damage to the Premises or the Property caused by the negligent act or omission of Tenant, its employees, contractors, or invitees, or by the failure of Tenant to discharge promptly its obligations under this Lease or to comply with the terms of this Lease, but only to the extent such damage is not covered by insurance proceeds actually recovered by Landlord. Tenant shall make payment within thirty (30) days after demand therefor by Landlord.

                            ARTICLE 7.

                  WASTE DISPOSAL AND UTILITIES

     7.1. WASTE DISPOSAL: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are (i) fully fenced and screened in compliance with all Private Restrictions, (ii) designed for such purpose to be used either exclusively by Tenant or in common with other occupants of the Property, as designated by Landlord, and (iii) first approved by Landlord. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Property at Tenant's sole cost.
Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

     7.2. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Property:

           A. Landlord hereby makes the following representations to Tenant, each of which is made to the best of Landlord's knowledge as of the Commencement Date:

              (1) The soil and ground water on or under the Property does not contain Hazardous Materials in amounts which violate any Hazardous Materials Laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action or impose any penalties with respect to such Hazardous Materials.

              (2) During Landlord's period of ownership, no litigation or any administrative proceeding has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence of Hazardous Materials on or about the Property or any disposal, release or threatened release of Hazardous Materials in or about the Property.

              (3) During the time that Landlord has owned the Property, Landlord has received no notice of (i) any violation, or alleged violation, of any Hazardous Material Law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Property, or (iii) any pending investigation by any governmental agency concerning the Property relating to Hazardous Materials.

              (4) The Property does not contain any (i) equipment containing PCBs, or (ii) underground storage tanks.

           B. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's agents, employees, contractors, invitees or subtenants after the Commencement Date in or about the Property shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any and all liabilities, losses, claims, damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Property by Tenant or Tenant's agents, employees, contractors, invitees or subtenants after the Commencement Date.

           C. If the presence of Hazardous Materials on the Property caused or permitted by Tenant or Tenant's agents, employees, contractors, invitees or subtenants after the Commencement Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to clean up such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Property or any part thereof.
Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Property to its condition existing prior to the appearance of such Hazardous Materials.

           D. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Property, and (ii) any contamination of the Property by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Landlord and Tenant agree to keep such information confidential, except for (i) disclosures that are approved by the other party, (ii) disclosures required by Law or (iii) disclosures to any environmental consultant, lender, purchaser, prospective purchaser, attorneys for either Landlord or Tenant, or brokers for either Landlord or Tenant, so long as an agreement of confidentiality is obtained from a party to whom the disclosure is to be made, and (iv) disclosures in connection with any litigation or administrative proceeding in which either Landlord or Tenant is involved. Tenant and Tenant's agents, employees, contractors, invitees or subtenants shall not bring Hazardous Materials onto the Property without first obtaining the written consent of Landlord; provided, however, Tenant may, without being required to obtain the prior written consent of Landlord, use at the Premises in small quantities office supplies, cleaning materials and other maintenance materials that are customarily used in business offices, even though such supplies and materials may fall within the definition of Hazardous Materials.
 At any time during the Lease Term, Tenant shall, within five days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Property, the nature of such use, and the manner of storage and disposal.

           E. Landlord may cause testing wells to be installed on the Property, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. Any such installation of wells or tests shall be done in a manner which minimizes the interference with Tenant's use of the Premises. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in subparagraph 7.2B or 7.2C, and Tenant's liability is established in a judicial or administrative proceeding, or in an action for declaratory relief brought by Landlord.

           F. Landlord, at its sole cost, shall comply with all Hazardous Materials Laws affecting the Property (without right of reimbursement from Tenant) to the extent that (i) Landlord is legally obligated to do so by such Laws, and (ii) such compliance (or the cost of such compliance) is not made the responsibility of Tenant pursuant to subparagraph 7.2B or subparagraph 7.2C. Landlord shall indemnify, defend upon demand with competent counsel, and hold harmless Tenant from and against any and all liability for response costs imposed upon Tenant by any governmental agency pursuant to the Federal Law known as "CERCLA" (more particularly identified in subparagraph 7.2G) and the comparable California statute (commonly known as the Carpenter-Presley-Tanner Hazardous Substances Account Act, California Health and Safety Code Section 25300 ET. SEQ.) that results from the presence of Hazardous Materials on the Property not caused or contributed to by the use, storage, treatment, release or disposal of Hazardous Materials on or about the Property by Tenant, its subtenants, or their respective agents, employees, contractors, or invitees. Notwithstanding the foregoing, the indemnity given by Landlord in the immediately preceding sentence shall not apply with respect to liability caused by any contamination of the Property by a Hazardous Material that is or has been used, stored, treated, released or disposed of on the Property by Tenant, its subtenants, or their respective agents, employees, contractors, or invitees unless Tenant can prove such contamination was not caused or contributed to by any of such parties.

           G. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, asbestos, PCB's, petroleum and petroleum products, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C.
Section 6903), or (iii) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section
9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

           H. The obligations of Landlord and Tenant under this paragraph 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this paragraph 7.2. In the event of any inconsistency between any other part of this Lease and this paragraph 7.2, the terms of this paragraph 7.2 shall control.

     7.3. UTILITIES: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, standby fees, and (ii) penalties for discontinued or interrupted service.

     7.4. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Landlord and Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Landlord may voluntarily cooperate in a reasonable manner with the efforts of all governmental agencies or utility suppliers in reducing energy or other resource consumption. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all rules, regulations and requirements which Landlord may prescribe in order to maximize the efficient operation of the HVAC system and all other utility systems.

                              ARTICLE 8.

                         REAL PROPERTY TAXES

     8.1. REAL PROPERTY TAXES DEFINED: The term "Real Property Taxes" as used herein shall mean (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments or resulting from a change in ownership or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Property (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Property, the gross receipts, income, or rentals from the Property, or the use of parking areas, public utilities, or energy within the Property, (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Property (excluding costs and expenses for which Landlord is responsible pursuant to subparagraph 7.2F), and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the Lease Term the method of taxation or assessment of the Property prevailing as of the Commencement Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Property, (ii) on or measured by the gross receipts, income, or rentals from the Property, (iii) on Landlord's business of leasing the Property, or
(iv) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Property, then only that part of such Real Property Tax that is fairly allocable to the Property shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

     8.2. TENANT'S OBLIGATION TO REIMBURSE: As Additional Rent, Tenant shall pay to Landlord Tenant's Allocated Share of all Real Property Taxes which become due after the Rent Start Date and during the Lease Term which are fairly allocable to the Premises, which include (i) all Real Property Taxes assessed with respect to the value, use or occupancy of the Premises and the land beneath it, and (ii) a proportionate share (based on the Premises Gross Leasable Area as a percentage of the Property Gross Leasable Area) of all Real Property Taxes assessed with respect to the Common Area or with respect to the Property in general which are not fairly allocable to any one building on the Property. Tenant shall pay its share of Real Property Taxes (i) within thirty (30) days after being billed for the same by Landlord, or (ii) no later than ten (10) days before such Real Property Tax becomes delinquent, whichever last occurs. If requested by Tenant in writing within one year from receipt of a bill for Tenant's Allocated Share of Real Property Taxes, Landlord shall furnish Tenant with such evidence as is reasonably available to Landlord with respect to the amount of any Real Property Tax which is part of such bill. Tenant may not withhold payment of such bill pending receipt and/or review of such evidence. Upon Landlord's election or if any Lender requires Landlord to impound Real Property Taxes on a periodic basis during the Lease Term, then Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Article to Landlord on the same periodic basis in accordance with the Lender's requirements (if any). Landlord shall impound the Real Property Tax payments received from Tenant in accordance with the requirements of the Lender (if any). If any assessments are levied against the Property, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond. Notwithstanding anything to the contrary contained in paragraphs 8.1 and 8.2, if there is an increase in Real Property Taxes resulting from a "change in ownership" (as that term is defined in California Revenue and Taxation Code Section 60, ET. SEQ.) which occurs prior to the fourth (4th) anniversary of the Commencement Date, then Tenant shall not be obligated to pay any such increase that results from such "change of ownership".

     8.3. TAXES ON TENANT'S PROPERTY: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. Tenant shall furnish Landlord with satisfactory evidence of these payments within thirty (30) days after receipt of written request therefor from Landlord.

                                ARTICLE 9.

                                INSURANCE

     9.1. TENANT'S INSURANCE: Tenant shall maintain insurance complying with all of the following:

           A. Tenant shall procure, pay for and keep in full force and effect the following:

              (1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Minimum Liability Insurance Coverage set forth in paragraph 1.8, which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in paragraph 10.3;

              (2) Plate-glass insurance, at actual replacement cost; and

              (3) Fire and property damage insurance against loss caused by fire, extended coverage perils including steam boiler insurance, sprinkler leakage, if applicable, vandalism, malicious mischief and such other additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the county in which the Property is located, insuring Tenant's personal property, inventory, Trade Fixtures and Leasehold Improvements within the Premises for the full actual replacement cost thereof.

           B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this paragraph (i) shall name Landlord and such other parties in interest as Landlord designates as additional insureds; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord;
(iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty (30) days prior written notice to Landlord; (vi) shall not have a "deductible" in excess of $500,000 or such greater amount as is approved by Landlord; (vii) shall (to the extent available) contain a waiver by the insurer of any right to subrogation against Landlord, its agents, employees and contractors which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or contractors; and (viii) shall contain a "severability" clause. If Tenant has in force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements hereof.

           C. A certificate of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this paragraph (appropriately authenticated by the insurer), certifying that such policy has been issued, providing the coverage required by this paragraph, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its contractors enters the Premises and upon renewal of such policies, but not less than five (5) days prior to the expiration of the term of such coverage. If Landlord's insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this paragraph is not adequate, then Tenant shall increase such coverage for such insurance to such amount as Landlord's insurance advisory reasonably deems adequate, not to exceed the level of coverage commonly carried by comparable businesses similarly situated for such insurance; provided, however, that Landlord may not require an adjustment pursuant to this sentence more frequently than once every two (2) years during the Lease Term.

     9.2. LANDLORD'S INSURANCE: Landlord shall have the following obligations and options regarding insurance:

           A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than six (6) months and from physical damage to the Premises with coverage of not less than the full replacement cost of (i) the building of which the Premises are a part, including the structural elements thereof and all electrical, mechanical, plumbing, and other systems, and (ii) all Interior Improvements constructed pursuant to the Interior Improvement Agreement attached as EXHIBIT "C". Landlord may so insure the Premises separately, or may insure the Premises with other buildings and improvements within the Property and/or other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance, at Landlord's election, (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, (ii) shall contain commercially reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to ten percent (10%) of the replacement value of the property insured or such higher amount as is then commercially reasonable,
(iii) may provide coverage for loss of rents for a period of up to twelve
(12) months, and (iv) may contain additional endorsements or coverage reasonably required by Landlord or any Lender, including an "agreed amount" endorsement, demolition insurance (covering the cost of demolishing damaged improvements or improvements required by Law to be demolished), and difference in condition coverage. Landlord shall not be required to cause such insurance to cover any Trade Fixtures, Leasehold Improvements or any inventory or other personal property of Tenant.

           B. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, or about the Property, with combined single limit coverage in such amount as Landlord may from time to time determine is reasonably necessary for its protection and with commercially reasonable deductibles.

     9.3. TENANT'S OBLIGATION TO REIMBURSE: The cost of the insurance carried by Landlord pursuant to paragraph 9.2 (and any commercially reasonable "deductible" amount paid by Landlord in connection with the restoration of any loss and excluded from the coverage of such insurance) shall be a Common Operating Expense and Tenant shall pay its share thereof as provided in paragraph 6.3. However, if Landlord's insurance rates for the Premises are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

     9.4. RELEASE AND WAIVER OF SUBROGATION: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage, subject to the following limitations: (i) the foregoing provisions shall not apply to the commercial general liability insurance described by subparagraph 9.1A and 9.1B; and (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of paragraph 9.1. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

                             ARTICLE 10.

                     LIMITATION ON LANDLORD'S
                     LIABILITY AND INDEMNITY

     10.1. LIMITATION ON LANDLORD'S LIABILITY: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent, for any injury to Tenant, its agents, employees, contractors or invitees, damage to Tenant's property, or loss to Tenant's business resulting from any cause, including without limitation any (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Premises; (iv) vandalism or forcible entry by unauthorized persons; or (v) penetration of water into or onto any portion of the Premises or the Common Area through roof leaks or otherwise. Notwithstanding the foregoing:

           A. Subject to paragraph 9.4, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord's gross negligence or willful misconduct, of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.

           B. Tenant shall have the option to terminate this Lease upon the occurrence of the following: (i) water, electricity, or other utility service essential to the conduct of Tenant's business in the Premises is interrupted or substantially impaired for a period of more than two hundred seventy (270) consecutive days during which time the Premises are rendered substantially unusable for the conduct of Tenant's business (a "Material Interruption"); and (ii) the Material Interruption is not caused by the act or omission of Tenant, its agents, employees or contractors.

     10.2. LIMITATION ON TENANT'S RECOURSE: So long as the Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity, (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity, and (ii) Tenant shall have recourse only to the assets of such business entity for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives, except to the extent of their interests in the entity that is Landlord. If Landlord is a natural person or persons, Tenant shall have recourse only to the interest of such natural persons in the Property for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of such natural persons for the satisfaction of such obligations.

     10.3. INDEMNIFICATION OF LANDLORD: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel, from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage (i) resulting from any cause or causes whatsoever (other than the negligence or willful misconduct of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises, or

(ii) resulting from the negligence or willful misconduct of Tenant, its agents, employees and contractors, wherever the same may occur, or (iii) resulting from an Event of Tenant's Default. The provisions of this paragraph shall survive the expiration or sooner termination of this Lease.


                                  ARTICLE 11.
                                  ----------

                              DAMAGE TO PREMISES


      11.1. LANDLORD'S DUTY TO RESTORE: If the Premises are damaged by any peril after the Commencement Date of this Lease, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to paragraph
11.2 or by Tenant pursuant to paragraph 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to paragraph 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either paragraphs 11.2 or 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Tenant but financed by Landlord pursuant to the Interior Improvement Agreement as such improvements existed upon completion thereof excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. To the extent that insurance proceeds recovered by Landlord from the insurance carried pursuant to paragraph 9.2A exceed the amount needed by Landlord to discharge its restoration obligation pursuant to the immediately preceding sentence, Landlord shall make such excess insurance proceeds available to Tenant for the purpose of restoring interior improvements that were constructed by Tenant and financed by Tenant pursuant to the Interior Improvement Agreement, so that such improvements may be restored to substantially the same condition existing as of the date such improvements were initially completed.

      11.2. LANDLORD'S RIGHT TO TERMINATE: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

             A. Either the Property or the Premises is damaged by an Insured Peril to such an extent that the estimated cost to restore equals or exceeds eighty percent (80%) of the then actual replacement cost thereof and there remains less than three (3) years in the Lease Term; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph 11.2A if Tenant at the time of such damage has a then valid written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within fifteen (15) days after Tenant receives Landlord's notice of election to terminate and such action results in there being more than three
(3) years remaining in the Lease Term (as it has been extended by the Exercise of such option);

             B. Either the Property or the Premises is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds two percent (2%) of the actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this paragraph 11.2B if one or more tenants of the Property agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within thirty (30) days after Landlord has notified Tenant of its election to terminate this Lease;

             C. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph 11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within fifteen (15) days following the date of such damage; or

             D. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds paid or made available to Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Property under the then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean and include any peril not actually insured against, any peril actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason (except for any "deductible" amount specified by such insurance) insufficient to restore the Property under then existing building codes to the condition existing immediately prior to the damage, and any peril actually insured against but for which the insurance proceeds are not paid or made available to Landlord.

      11.3. TENANT'S RIGHT TO TERMINATE: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to paragraph 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within thirty (30) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

             A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within two hundred seventy (270) days after the date of such damage; or

             B. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and in the reasonable opinion of Landlord's architect or construction consultant the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage; or

     C. The Premises are not restored within eighteen (18) months following the date of such damage; provided, however, that if at the time restoration of the "shell" of the building in which the Premises are located is substantially completed (excluding Interior Improvements) Landlord reasonably estimates that Landlord will not be able to complete restoration of the Premises within such eighteen (18) month period, then at that time Landlord may offer in writing to Tenant the option to terminate this Lease, and if Tenant does not exercise such option to terminate the Lease so offered to Tenant by Landlord, then Tenant may not thereafter elect to terminate this Lease pursuant to this subparagraph 11.3C.

      11.4. ABATEMENT OF RENT: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated commencing on the date of damage and continuing through the Period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of
Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

                                     ARTICLE 12.
                                     -----------

                                     CONDEMNATION


      12.1 TENANT'S TERMINATION RIGHT: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) ten percent (10%) or more of the Premises is so taken, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least ninety percent (90%) of the number of spaces allocated to Tenant by paragraph 2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restripping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

      12.2 RESTORATION AND ABATEMENT OF RENT: If any part of the Premises or the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area to substantially the same condition in which the Premises and Common Area were immediately prior to such taking, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant; provided, however, that Landlord shall not be obligated to spend more for such restoration than the amount of any condemnation award recovered by or pursuant to paragraph 12.3. Thereafter, except in the case of a temporary taking, (i) as of the date possession is taken the Base Monthly Rent (but not any Additional Rent) shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, and (ii) to the extent that Landlord is obligated to undertake any restoration work as a result of such condemnation, the Base Monthly Rent shall be further abated in proportion to the extent to which such restoration work interferes with Tenant's ability to use that part of the Premises which remains after the condemnation.

      12.3. TEMPORARY TAKING: If any portion of the Premises is temporarily taken for six (6) months or less, this Lease shall remain in effect and Tenant shall be entitled to recover any condemnation award that is made for such taking and shall be responsible for restoring the Premises to the condition existing immediately prior to such temporary taking. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds six (6) months or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

      12.4. DIVISION OF CONDEMNATION AWARD: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to recover out of any condemnation award made for a taking of all or part of the Premises an amount equal to the unamortized cost of all interior improvements paid for by Tenant constructed pursuant to the Interior Improvement Agreement and all Leasehold Improvements constructed by Tenant (amortized on a straight line basis over the initial Lease Term for Interior Improvements, and over the period from completion of construction until expiration of the Lease Term for Leasehold Improvements); and provided further that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill, or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil

Procedure and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                                      ARTICLE 13.
                                      -----------

                                  DEFAULT AND REMEDIES



       13.1 EVENTS OF TENANT'S DEFAULT: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an "Event of Tenant's Default"):

             A. Tenant shall have failed to pay Base Monthly Rent or any Additional Rent when due and such failure is not cured within ten (10) days after delivery of written notice from Landlord specifying such failure to pay; or

             B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord specifying the nature of such breach, or if such breach could not reasonably be cured within said thirty (30) day period, Tenant shall have failed to commence such cure within said thirty (30) day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed; or

             C. Tenant shall have made a general assignment of its assets for the benefit of its creditors; or

             D. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14, whether voluntarily or by operation of law; Landlord shall have notified Tenant in writing that such Transfer constitutes a violation of the provisions contained in Article 14, and Tenant does not cause such Transfer to be rescinded or terminated and possession of the Premises affected by the Transfer recovered from the Transferee within ninety (90) days after receipt of such notice; or

             E. Tenant shall have permitted the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property of Tenant or any property essential to the conduct of Tenant's business, and Tenant shall have failed to obtain a return or release of such property within ninety (90) days thereafter or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

             F. A court shall have made or entered any decree or order with respect to Tenant, or Tenant shall have submitted to or sought a decree or order (or a petition or pleading shall have been filed in connection therewith) which: (i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or statute of the United States or any state thereof; or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; and such petition, decree or order shall have continued in effect for a period of ninety (90) or more days; or

             G. Tenant shall have failed to deliver documents as required of it pursuant to paragraph 15.4 or 15.7 within the time periods specified therein and Tenant shall have failed to cure such default within ten (10) days after Landlord has delivered to Tenant written notice that Tenant is in default of its obligations to deliver such documents pursuant to either paragraph 15.4 or 15.7; or

             H. An Event of Tenant's Default has occurred under the Building A Lease (unless caused by subtenant or assignee of the original Tenant under this Lease and such original Tenant is using reasonable efforts to cause such default to be cured) and, at the time Tenant is so in default, the Premises and the real property leased to Tenant pursuant to the Building A Lease are both owned of record by the same person or entity.

      13.2. LANDLORD'S REMEDIES: If an event of Tenant's Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

             A. Landlord may, at Landlord's election, keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease.

             B. Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accured or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease:

                  (1) Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

                  (2) Consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or

                  (3) Any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof, for the account of Tenant and in the name of Tenant.

             C. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by subparagraphs 13.2B(1), (2) and (3) immediately preceding, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4 as in effect on the Commencement Date of this Lease.

             D. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Commencement Date of this Lease. For purposes of computing damages pursuant to Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include without limitation:

                  (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

                  (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

             E. Nothing in this paragraph shall limit Landlord's right to indemnification from Tenant as provided in paragraph 7.2 and paragraph 10.3. Any notice given by Landlord in order to satisfy the requirements of subparagraphs 13.1A or B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

      13.3. WAIVER BY TENANT OF CERTAIN REMEDIES: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease.

      13.4. WAIVER: One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

      13.5. LIMITATION ON EXERCISE OF RIGHTS: At any time that an Event of Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.


                                    ARTICLE 14.
                                    -----------

                            ASSIGNMENT AND SUBLETTING


      14.1. BY TENANT: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this paragraph as "Tenant"):

             A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of laws, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) transfer any right appurtenant to this Lease or the Premises; (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (v) terminate or materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord.
Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in form approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to subparagraph 14.1B, and (iii) contains the agreement of the proposed transferee to assume all obligations of Tenant related to the Transfer arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this paragraph
14.1 as to any subsequent Transfer nor a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

             B. Tenant shall give Landlord at least fifteen (15) days prior written notice of any desired Transfer and of the proposed terms of such Transfer including but not limited to (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) such other information as may be reasonably requested by Landlord. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this subparagraph 14.1B. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer.

             C. In the event that Tenant seeks to make any Transfer, then Landlord, by giving Tenant written notice of its election within fifteen (15) days after Tenant's notice of intent to Transfer has been deemed given to Landlord, shall have the right to elect (i) to withhold its consent to such Transfer, as permitted pursuant to subparagraph 14.1A, or (ii) to permit Tenant to so assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease, and the following shall apply:

                  (1) Subject to subparagraph 14.1C(5), if Tenant assigns its interest in this Lease in accordance with this subparagraph 14.1C, then Tenant shall pay to Landlord fifty percent (50%) of all consideration received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease and (ii) all Permitted Transfer Costs related to such assignment.

                  (2) Subject to subparagraph 14.1C(5), if Tenant sublets all or part of the Premises, then Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid by the subtenant to Tenant, less (ii) all rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant, within seven (7) days after it is received by Tenant.

                  (3) Tenant's obligations under this subparagraph shall survive any assignment or sublease. At the time Tenant makes any payment to Landlord required by this subparagraph, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant's books and records relating to the payments due pursuant to this subparagraph. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all amounts that are to be paid to Tenant in connection with such Transfer.

                  (4) As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments (in excess of the fair market value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory accounts, goodwill, equipment, furniture, general intangibles and any capital stock or other equity ownership interest in Tenant. As used in this subparagraph, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question,
(iii) the cost of tenant improvements installed for the use of the subtenant or assignee to the extent required by such party as a condition to the Transfer, and (iv) any payments made by Tenant to the transferee to induce it to enter into the Transfer (E.G., payment of moving expenses).

                  (5) Notwithstanding anything to the contrary contained in the foregoing, Landlord shall not participate in excess consideration received by Tenant from an assignee or subtenant as provided for in subparagraphs 14.1C(1) and 14.1C(2) unless such assignment or sublease occurs during an Option Term or, in the case of a sublease, extends into an Option Term (in which latter event Landlord shall be entitled to its share of the excess consideration paid during the Option Term).

             D. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer in the aggregate over the Lease Term of a controlling percentage of the capital stock of Tenant, shall be deemed a voluntary assignment of Tenant's interest in this Lease; provided, however, that the foregoing shall not apply to corporations the capital stock of which is publicly traded. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner(s) owning twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

             E. Notwithstanding anything contained in this paragraph 14.1, so long as Tenant otherwise complies with the provisions of paragraph 14.1 Tenant may enter into any one of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and Landlord shall not be entitled to receive any part of any excess rentals or other consideration resulting therefrom that would otherwise be due to it pursuant to paragraph 14.1C:

                  (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than fifty percent (50%);

                  (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as
(i) Tenant demonstrates to Landlord's reasonable satisfaction that the surviving corporation will have sufficient creditworthiness to provide adequate assurance of future performance of all of Tenant's obligations under this Lease, or (ii) the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

                  (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as (i) Tenant demonstrates to Landlord's reasonable satisfaction that the acquiring corporation will have sufficient creditworthiness to provide adequate assurance of future performance of all of Tenant's obligations under this Lease, or (ii) such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction.

      14.2. BY LANDLORD: Landlord and its successors in interest shall have the right to transfer their interest in the Premises and the Property at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer, and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such obligations of the Landlord hereunder. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises and the Property.

                                     ARTICLE 15.
                                     -----------

                                  GENERAL PROVISIONS



      15.1. LANDLORD'S RIGHT TO ENTER: Landlord and its agents may enter the Premises immediately in case of emergency and otherwise only at such time as is approved by Tenant which time of Entry shall be within seven (7) days after Landlord delivers written notice to Tenant requesting approval of a time to enter, and Landlord may thereafter continue such entry for such reasonable period of time as is necessary to accomplish Landlord's permitted purpose for such entry. Landlord may so enter the Premises for the following purposes: (i) inspecting the same, (ii) posting notices of non-responsibility, (iii) supplying any service to be provided by Landlord to Tenant, (iv) showing the Premises to prospective purchasers or mortgagees,
(v) making necessary alterations, additions or repairs, (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord, (vii) placing upon the Premises ordinary "for sale" signs,
(viii) responding to an emergency, and/or (ix) during the last six (6) months of the Lease Term or at any time when there is a Continuing Tenant Default, showing the Premises to prospective tenants and placing upon the Premises ordinary "for lease" signs. For each of the aforesaid purposes, Landlord may enter the Premises by means of a master key, and Landlord shall have the right to use any and all means Landlord may deem necessary and proper to open the doors of the Premises in an emergency. Any entry into the Premises or portions thereof obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

      15.2. SURRENDER OF THE PREMISES: Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all Tenant's Trade Fixtures and other personal property, and shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to subparagraphs 7.2B or 7.2C. In this regard reasonable wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of reasonable standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Leasehold Improvements designated by Landlord and repair all damage caused by such removal if such removal is required pursuant to paragraph 5.2. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate.

      15.3. HOLDING OVER: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Base Monthly Rent required during the last month of the Lease Term.

      15.4. SUBORDINATION: The following provisions shall govern the relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Property, and any renewal, modification, consolidation, replacement or extension thereof (a "Security Instrument"):

             A. This Lease is subject and subordinate to all Security Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

             B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed and the terms of this Lease shall not be modified so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

             C. No subordination of this Lease to a Security Instrument pursuant to subparagraphs 15.4A or 15.4B shall be effective until the holder of a Security Instrument executes a subordination and non-disturbance agreement in favor of Tenant by which the Lender agrees to be bound by the immediately preceding sentence.

             D. Tenant shall execute any document or instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that (i) the Lender not be liable for any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Premises in connection with the enforcement of its Security Instrument; (ii) the Lender not be liable for the performance of any obligations contained in the Interior Improvement Agreement, for the completion of any improvements under construction or required to be constructed by Landlord; (iii) recourse against the Lender is limited to its interest in the Premises; (iv) any notices given by Tenant to Landlord should also be delivered to the Lender;
(v) Tenant shall attorn to any purchaser at a foreclosure sale or a grantee designated in a deed in lieu of foreclosure; (vi) the Lender shall not be bound by any rent which Tenant might have paid in advance to any prior Landlord for a period in excess of one month; (vii) the Lender shall not be bound by any agreement or modification of the Lease made without the written consent of the Lender; and (viii) upon request, Tenant shall enter into a new lease with Lender of the Premises upon the same terms and conditions as the Lease between Landlord and Tenant, which lease shall cover any unexpired term of the Lease existing prior to a foreclosure, trustee's sale, or conveyance in lieu of foreclosure. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant. Tenant approves as reasonable the form of subordination and non-disturbance agreement attached to this Lease as Exhibit "D".

      15.5. TENANT'S ATTORNMENT: Tenant shall attorn (i) to any purchaser of the Premises or Property at any foreclosure sale or private sale conducted pursuant to any security instrument encumbering the Premises and/or the Property, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure, or (iii) to the lessor under any underlying ground lease should such ground lease be terminated.

      15.6. MORTGAGEE PROTECTION: In the event of any default on the part of the Landlord, Tenant will give notice by registered mail to any Lender or lessor under any underlying ground lease whose name has been provided by Tenant and shall offer such Lender or lessor a reasonable opportunity to cure the default, not to exceed thirty (30) days from the expiration of the time period granted to Landlord to cure such default; provided, however, that if such Lender requires additional time to cure a default on the part of Landlord or to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings if obtaining possession is necessary to effect a cure, the Lender shall be granted such opportunity, provided that the Lender gives reasonable assurances to Tenant that such default will be cured.

      15.7. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS: At all times during the Lease Term, Tenant agrees, following any request by Landlord, promptly to execute and deliver to Landlord an estoppel certificate, (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or, if there are uncured defaults, specifying the nature of such defaults and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. Tenant's failure to deliver an estoppel certificate within ten (10) days after delivery of Landlord's request therefor shall be a conclusive admission by Tenant that, as of the date of the request for such statement, (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord's performance, and
(iii) no rent has been paid in advance. At any time during the Lease Term Tenant shall, upon ten (10) days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Property; provided, however, that if Tenant is a corporation whose stock is publicly traded, Tenant may satisfy the foregoing requirement by delivering to the appropriate parties copies of its most recent annual report prepared to satisfy requirements of the federal securities laws. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant shall be audited by an independent certified public accountant.

      15.8. FORCE MAJEURE: Any prevention, delay or stoppage due to strikes, lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay, or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

      15.9. NOTICES: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third (3rd) business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its address first above set forth, (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received. Either party may change its address by giving notice of same in accordance with this paragraph.

      15.10. OBLIGATION TO ACT REASONABLY: Whenever the consent or approval of a party to this Lease is required to be obtained before the other party to this Lease may take an action, such consent or approval shall not be unreasonably withheld or delayed.

      15.11. CORPORATE AUTHORITY: If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement of said partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in California and that the corporation has full right and authority to enter into this Lease.

      15.12. ADDITIONAL DEFINITIONS: Any term that is given a special meaning by a provision in this Lease shall have such meaning when used in this Lease or any addendum or amendment hereto. As used herein, the following terms shall have the following meanings:

              A. AGREED INTEREST RATE: The term "Agreed Interest Rate" shall mean that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) two percent (2%) in excess of the "prime rate", "reference rate", or "base rate" established by Bank of America (or if Bank of America shall cease to exist, by the commercial bank with its headquarters in California that has the greatest net worth among commercial banks headquartered in California) as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by law.

              B. COMMON AREA: The term "Common Area" shall mean all areas and facilities within the Property that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Property, including the parking areas, access and perimeter roads, pedestrian sidewalk, landscaped areas, trash enclosures, recreation areas and the like.

              C. LAW: The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, counting, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order or policy of any quasi-official entity or body (e.g., board of fire examiners, public utilities or special district).

              D. LEASEHOLD IMPROVEMENTS: The term "Leasehold Improvements" shall mean all improvement, additions, alterations and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

              E. LENDER: The term "Lender" shall mean any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

              F. PRIVATE RESTRICTIONS: The term "Private Restrictions" shall mean all recorded covenants, conditions and restrictions, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises as they may exist from time to time.

              G. TRADE FIXTURES: The term "Trade Fixtures" shall mean anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises; provided, however, that all of Tenant's signs shall be Trade Fixtures regardless of how affixed to the Premises.

      15.13. MISCELLANEOUS: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Tenant is obligated not to perform any act, Tenant is also obligated to use reasonable efforts to restrain any others within its control from performing said act, including agents, invitees, contractors, and subcontractors. Landlord shall not become or be deemed a partner nor a joint venturer with Tenant by reason of the provisions of this Lease.

      15.14. TERMINATION BY EXERCISE OF RIGHT: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination. This paragraph does not apply to a termination of this Lease by Landlord as a result of a default by Tenant.

      15.15. BROKERAGE COMMISSIONS: Tenant warrants that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than to the Retained Real Estate Brokers. Landlord shall be responsible for the payment of any commission owed pursuant to a separate written commission agreement between Landlord and J.R. Parrish, Inc. for the payment of the commission as a result of the execution of this Lease.

      15.16. ENTIRE AGREEMENT: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's agent(s) has made any representation or warranty as to (i) whether the Premises may be used for tenant's intended use under existing Law or (ii) the suitability of the Premises or the Common Area for the conduct of Tenant's business or the condition of any improvements located thereon. Tenant expressly waives all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any addendum or amendment hereto. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

      15.17. RIGHT OF FIRST OFFER TO LEASE: If at any time and from time to time during the Lease Term Landlord desires to lease all or any portion of any buildings located on the Property, Landlord shall first give written notice of such fact to Tenant (an "Offer to Lease"), which shall be accompanied by the form of lease that Landlord intends to use for the transaction and the following information regarding the basic business terms of the transaction (the "Basic Business Terms"): (i) a description of the premises to be leased; (ii) the term of the proposed lease; (iii) the improvements Landlord is willing to construct or that it will require to be constructed; (iv) the method of payment for such improvements; (v) the base monthly rent for the term; (vi) additional rent to be paid by the tenant to the extent not reflected in the form lease; (vii) the estimated commencement date for the lease term; (viii) any options to extend the lease term and the rent to be charged during any such extension periods; and (ix) any other material business terms Landlord elects to specify.

              A. Landlord shall lease to Tenant and Tenant shall lease form Landlord the Premises identified in the Offer to Lease on the Basic Business Terms stated in the Offer to Lease if: (i) the Premises offered for Lease in the Offer to Lease consist of an area that is less than 14,000 square feet of gross leasable area and Tenant notifies Landlord in writing of Tenant's agreement to lease such Premises on the terms stated in the Offer to Lease within thirty (30) days after receipt of the Offer to Lease in question; or
(ii) the Premises described in the Offer to Lease consist of an area that is more than 14,000 square feet and Tenant notifies Landlord in writing of Tenant's agreement to Lease such premises on the terms stated in the Offer to Lease within fifteen (15) days after receipt of the Offer to Lease in question. If Tenant so timely elects to lease the space so offered, Landlord shall lease to Tenant and Tenant shall lease from Landlord such space on the following terms:

                   (1) The Lease of such space shall be on the Basic Business Terms stated in the Offer to Lease; provided, however, that Tenant's obligation to pay rent shall not commence until the earlier of: (i) the date any improvements that Landlord is to construct as set forth in the Basic Business Terms have been substantially completed, subject to punchlist items; or (ii) ninety (90) days after the space has been delivered to Tenant vacant and ready for improvement work, if such improvement work is not to be performed by Landlord.

                   (2) The lease of such premises shall be consummated by the preparation and execution of a written lease, in the form and content of the form of lease accompanying the Offer to Lease, except as modified to incorporate the Basic Business Terms set forth in the Offer to Lease and as expressly provided herein. The lease shall be executed by Landlord and Tenant as soon as reasonably practicable after Tenant has made its election to accept the Offer to Lease, but in no event later than forty-five (45) days thereafter.

              B. If Tenant does not indicate in writing its agreement to lease the premises offered on the terms contained in the Offer to Lease within the time period specified in subparagraph 15.17A, then the following shall apply:

                   (1) Landlord shall have the right to lease such premises to any third party on the same Basic Business Terms set forth in the Offer to Lease and such other terms as are contained in the form of lease included with the Offer to Lease; provided, however, that Landlord may make any changes to such form of Lease at the request of a prospective tenant to induce it to lease such space from Landlord so long as such changes are commercially reasonable and do not materially change the Basic Business Terms set forth in the Offer to Lease, and such lease is executed within one hundred twenty (120) days after the Offer to Lease is delivered to Tenant.

                   (2) If within one hundred twenty (120) days after the Offer to Lease is delivered to Tenant, Landlord elects to lease the premises in question on terms different than the Basic Business Terms stated in the Offer to Lease, then Landlord shall give notice to Tenant of such election setting forth the new terms upon which Landlord is willing to so lease the premises in question (the "Amended Offer to Lease"). Tenant shall have the right to lease the premises in question upon the terms stated in the Offer to Lease, as modified by the Amended Offer to Lease, which right may be exercised by delivering written notice of such election to exercise to Landlord within five (5) days following delivery to Tenant of the Amended Offer to Lease. If Tenant does not send written notice to Landlord of its election to lease the premises in question upon the terms set forth in the Offer to Lease, as modified by the Amended Offer to Lease, within said five
(5) day period, then Landlord may lease the premises in question to any third party in accordance with the terms and conditions set forth in the Offer to Lease, as modified by the Amended Offer to Lease; provided, however, that Landlord may make any changes to the form of lease included in the Offer to Lease or the Amended Offer to Lease at the request of a prospective tenant to induce it to lease such space from Landlord so long as such changes are commercially reasonable and do not materially change the Basic Business Terms set forth in the Offer to Lease, as modified by the Amended Offer to Lease and the lease is executed within sixty (60) days after the Amended Offer to Lease is delivered to Tenant.

              C. If Tenant is offered the opportunity to lease all or a portion of any building on the Property and declines to exercise such right, and if Landlord subsequently enters into a lease with a third party affecting the space so offered to Tenant, the right of first offer contained in this paragraph shall thereafter be subject and subordinate to any rights granted to such third party tenant with respect to such space, or any other space in the Property, including rights of first refusal, options to extend, and options to expand.

              D. If Landlord has delivered to Tenant a Offer to Lease and Tenant has not elected to lease the premises offered on the terms contained in the Offer to Lease, then if Landlord so requests, Tenant shall deliver to Landlord or any prospective tenant a certificate or certificates stating that: (i) Landlord has complied with the provisions of this paragraph 15.17 and may lease the premises in question pursuant to the Offer to Lease free of any rights or claims of Tenant; or (ii) Landlord has not complied with the provisions of this paragraph 15.17 and specifying the manner in which Landlord has failed to so comply. Such certificate shall be delivered promptly after request therefor but in no event not more than five (5) days after request has been delivered to Tenant. Tenant's failure to deliver such certificate within the required time period shall be deemed an admission upon which any party may rely that Landlord has complied with the provisions of this paragraph 15.17 and may lease the premises in question pursuant to the terms of the Offer to Lease free of any rights or claims by Tenant.

              E. Notwithstanding anything to the contrary contained in the foregoing, tenant may not exercise its right to lease the space described in the Offer to Lease, nor, at the option of Landlord, shall a new lease for such space commence, unless Tenant demonstrates to Landlord's reasonable satisfaction that tenant has sufficient creditworthiness to provide adequate assurance of future performance of all of Tenant's obligations under the new lease.

              F. Within ten (10) days after receipt of written request therefor from tenant, Landlord shall inform Tenant in writing of the following with respect to all leases affecting the Property: (i) the scheduled lease term expiration date; (ii) any options to extend (including the commencement and termination date of such options to extend); and (iii) such other information as is reasonably requested by Tenant concerning the status of leases then affecting the Property as it relates to determining when such leases will terminate and space become available. In addition, Landlord shall use reasonable efforts to promptly notify tenant of the availability of space within the Property that results from events other than the natural expiration of a lease term (E.G., termination of a lease resulting from a tenant's default or negotiations regarding the rescission of a lease by mutual consent).

              G. The parties acknowledge that (i) paragraph 15.17 of the Building A Lease contains substantially the same provisions as those set forth in this paragraph 15.17, and (ii) it is their intention that there be only one right of first offer to lease that is held and may be exercised by only one person or entity. If Landlord complies with the provisions of paragraph 15.17 of this Lease or paragraph 15.17 of the Building A Lease with respect to a lease of space within the Property to a third party, Landlord shall be deemed to have satisfied the requirements of both Leases with respect to this subject. The parties further agree that the right of first offer to lease set forth in this paragraph 15.17 and in paragraph 15.17 of the Building A Lease may only be held by one entity who is FMC Corporation or its successor. If Tenant concurrently assigns its interest in this Lease and the Building A Lease to the same person or entity pursuant to an assignment described by subparagraphs 14.1E(2) or (3), such assignment shall not affect the provisions of this paragraph 15.17. However, if tenant assigns its interest in this Lease without concurrently also assignment its interest in the Building A Lease to the same person or entity pursuant to an assignment described by subparagraphs 14.1E(2) or (3), then effective upon such assignment the provisions of this paragraph 15.17 shall terminate and be of no further force or effect. Notwithstanding the foregoing sentence, if the Building A Lease has been terminated or if the provisions of paragraph 15.17 of the Building A Lease have terminated because of an assignment of the tenant's interest in the Building A Lease, then any subsequent assignment by Tenant of its interest in this Lease pursuant to an assignment described by subparagraphs 14.1E(2) or (3) shall not cause the right of first offer to lease created by this paragraph 15.17 to terminate. The rights created by this paragraph 15.17 may not be assigned or otherwise transferred to any third party except in connection with an assignment of all of Tenant's right, title and interest in this Lease made in compliance with paragraph 14.1 hereof. A sublease shall not affect the rights granted by this paragraph 15.17; provided, however, that no subtenant of Tenant shall have the right to directly lease the Offered Space from Landlord (although Tenant may exercise the right of first offer to lease and then sublease to any existing subtenant pursuant to the terms of the new lease).

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Commencement Date of this Lease.

LANDLORD:                                   TENANT:

THE EQUITABLE LIFE ASSURANCE SOCIETY         FMC CORPORATION,
OF THE UNITED STATES, a New York             a Delaware corporation
corporation

By:   /s/ James Piane                        By:   /s/ Charles Fink
    ------------------------------               -----------------------------

Printed                                      Printed
Name:   James Piane                          Name:   Charles Fink
      ----------------------------                 ---------------------------

Title:   Attorney in Fact                    Title:   V.P. & Group Manager
        --------------------------                  --------------------------

By:                                          By:
    ------------------------------               -----------------------------


Printed                                      Printed
Name:                                        Name:
      ------------------------------               ---------------------------


Title:                                       Title:
      ------------------------------               ---------------------------


Dated:                                       Dated:
      ------------------------------                --------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the chairman of the board, president or vice-president AND the secretary, assistant secretary, the chief financial officer or assistant treasurer, UNLESS the Bylaws or resolution of the Board of Directors shall otherwise provide, in which event the Bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                     EXHIBIT "A"
                                     -----------






                                       [MAP]



                                       [MAP]

                                     EXHIBIT "B"

                              PLANS AND SPECIFICATIONS

                                  FOR BUILDING "C"


Plans and Specifications Prepared by DES
----------------------------------------
Sheet                             Title                             Current Date
-----                            -------                            ------------

A-1            Title Sheet                                             6-9-89

A-2            Bldg. "C" - First Floor Demolition Plan                 6-9-89

A-3            Bldg. "C" - Second Floor Demolition Plan                6-5-89

A-4            Bldg. "C" - First Floor Plan                            6-9-89

A-5            Bldg. "C" - Second Floor Plan                           6-9-89

A-6            Bldg. "C" - Third Floor Plan                            6-9-89

A-7            Bldg. "C" - First Floor
                  Reflected Ceiling Plan                               6-9-89
A-8            Bldg. "C" - Second Floor
                  Reflected Ceiling Plan                               6-9-89
A-9            Bldg. "C" - Third Floor
                  Reflected Ceiling Plan                               6-9-89
A-10           Bldg. "C" - First Floor Finish Plan                     6-9-89

A-11           Bldg. "C" - Second Floor Finish Plan                    6-9-89

A-12           Bldg. "C" - Third Floor Finish Plan                     6-9-89

A-13           Bldg. "C" - First Floor
                  Electrical/Telephone Plan                            6-9-89
A-14           Bldg. "C" - Second Floor
                 Electrical/Telephone Plan                             6-9-89
A-15           Bldg. "C" - Third Floor
                 Electrical/Telephone Plan                             6-9-89
A-16           Details, Interior Elevations, Enlarged
                 Shower Plan, Door & Window Schedule                   6-5-89

A-17           Details                                                 6-5-89

A-18           Structural Details, Architectural Details               6-9-89

Plans and Specifications Prepared by Hague-Richards Associates, Ltd.
--------------------------------------------------------------------

Sheet                             Title                            Current Date
-----                            -------                           ------------

DA-1          Lobby Plans
                Reflected Ceiling Plans, Elevations, Details          6-9-89

D-1           Third Floor - Architectural Plan Elevations             6-9-89

D-2           Third Floor - Reflected Ceiling Plan                    6-9-89

D-3           Third Floor - Elevations                                6-9-89

D-4           Third Floor - Details                                   6-9-89

D-5           Third Floor - Details                                   6-9-89

D-6           Third Floor - Details                                   6-9-89

D-9           Third Floor - Finish Legend
                Room Finish Schedule                                  6-9-89

Plans/Specs

                                     EXHIBIT C

                           INTERIOR IMPROVEMENT AGREEMENT
                                    (Building C)





      This Interior Improvement Agreement is made part of that Lease dated for reference purposes only June 1, 1989 (the "Lease"), by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNTIED STATES, a New York corporation ("Landlord") and FMC Corporation, a Delaware corporation ("Tenant") of approximately 86,785 square feet of gross leasable area located in that building commonly known as Building C of Airport Technology Park, 2830 De La Cruz Boulevard, Santa Clara, California.

      Landlord and Tenant agree that the following terms are hereby added to the Lease:

             1. DEFINITIONS: As used herein and in the Lease, the following terms shall have the following meanings:

             A. APPROVED PLANS: The term "Approved Plans" shall mean those final plans, specifications and working drawings described by Exhibit "B" to the Lease.

             B. INTERIOR IMPROVEMENTS: The term "Interior Improvements" shall mean those improvements described by the Approved Plans that Tenant has the right to construct in the Premises pursuant to paragraph 2 hereof.

             C. INTERIOR IMPROVEMENT COSTS: The term "Interior Improvement Costs" shall mean the following: (i) the total amount due pursuant to the construction contract entered into by Tenant pursuant to subparagraph 2B hereof to construct the Interior Improvements; (ii) the cost of all governmental approvals, permits and fees required as a condition to the construction of the Interior Improvements; (iii) all utility connection or use fees; (iv) fees of architects, designers, or engineers for services rendered in connection with the design and construction of the Interior Improvements; (v) the cost of payment and performance bonds obtained to assure completion of the Interior Improvements; and (vi) relocation and moving expenses incurred by Tenant in connection with Tenant's move to the Premises. There shall be excluded from Interior Improvement Costs the following, to the extent not included in the construction contract with the Prime Contractor referred to in subparagraph 2B hereof: (i) any fee for Landlord's review of Tenant's plans for the Interior Improvements; (ii) temporary electricity used during the construction period in connection with the construction of the Interior Improvements; and (iii) any fees charged by Tenant or its agents or employees for supervising/reviewing the construction of the Interior Improvements (excluding overhead and profits of prime contractor).

             D. LANDLORD'S INTERIOR IMPROVEMENT ALLOWANCE: The term "Landlord's Interior Improvement Allowance" shall mean the maximum amount Landlord is required to spend toward the payment of the Interior Improvement Costs, which amount is equal to the product obtained by multiplying (i) Twenty-One Dollars ($21.00) per square foot by (ii) the Premises Gross Leasable Area (expressed in square feet) of 86,785 square feet, for a total of One Million Eight Hundred Twenty-Two Thousand Four Hundred Eighty-Five Dollars ($1,822,485).

             E. SUBSTANTIALLY COMPLETED: The Interior Improvements shall be deemed to be "Substantially Completed" when (i) Prime Contractor has issued its written certificate stating that such improvements have been substantially completed in accordance with the Approved Plans therefor, (ii) electrified office partitions are installed, and (iii) the Building Department of the City of Santa Clara has completed its final inspection of such improvements and has "signed off" the building inspection card approving such work as complete.

             F. PRIME CONTRACTOR: The term "Prime Contractor" shall mean Alacon Construction, Inc.

      2. CONSTRUCTION OF INTERIOR IMPROVEMENTS: Tenant shall have the right to construct the Interior Improvements in accordance with the following:

             A. Tenant warrants that the Interior Improvements shall be constructed in a good and workmanlike manner substantially in accordance with the Approved Plans (as modified by any change orders approved by Landlord and Tenant pursuant to paragraph 3 hereof) and all Laws. All materials and equipment furnished shall be fully paid for and be free of liens, chattel mortgages, and security interests of any kind.

             B. The Interior Improvements shall be constructed by Prime Contractor pursuant to a construction contract between Tenant and Prime Contractor. Landlord shall have the right to review such form of construction contract before it is executed. Once the construction contract between Prime Contractor and Tenant has been executed, Tenant shall not materially amend, modify or alter the responsibilities of Prime Contractor thereunder without Landlord's written consent, except for change orders approved pursuant to paragraph 3 hereof. In purposes connection with the execution of such construction contract, Tenant shall use reasonable efforts to provide that all construction or equipment warranties or guarantees obtained by Tenant shall, to the extent obtainable, provide that such warranties and guarantees obtained by tenant shall, to the extent obtainable, provide that such warranties and guaranties shall also run for the benefit of Landlord. Upon reasonable written advance request of Landlord, Tenant shall inform Landlord of all written construction and equipment warranties existing in favor of Tenant which affect the Interior Improvements. Tenant shall cooperate with Landlord in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defects.

             C. Tenant shall use reasonable efforts to commence construction of the Interior Improvements as soon as reasonably practicable, and shall thereafter continuously prosecute such construction to completion.

             D. Tenant shall properly obtain, comply with and keep in effect all permits, licenses and other governmental approvals which are required to be obtained form governmental bodies in order to construct the Interior Improvements. Upon reasonable written advance request, Tenant shall promptly deliver copies of all such permits, licenses and approvals to Landlord.

             E. Tenant shall be solely responsible for all aspects of the construction of the Interior Improvements, including the development and design thereof as set forth in the Approved Plans, the supervision of the work of construction, the qualification, financial condition, and performance of all architects, engineers, contractors, material suppliers, consultants, and the accuracy of all applications for payment and the proper application of all disbursement. Landlord is not obligated to supervise, inspect or inform Tenant or any third party of any aspect of the construction of the Interior Improvements. Any inspection or review by Landlord is to determine whether Tenant is properly discharging its obligations to Landlord and may not be relied upon by tenant or any third party. Landlord owes no duty of care to Tenant or any third party to protect against or to inform Tenant or any third party of, any negligence, faulty, inadequate or defective design or construction of the Interior Improvements.

        3. CHANGES TO APPROVED PLANS FOR INTERIOR IMPROVEMENTS: Neither Landlord nor Tenant shall have the right to order extra work or change orders with respect to the Approved Plans or the construction of the Interior Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify the amount of delay or the time saved resulting therefrom, shall specify any added or reduced cost resulting therefrom, and shall become effective and a part of the Approved Plans once approved in writing by both parties. Notwithstanding the foregoing, tenant's failure to obtain Landlord's consent to an extra work or change order shall not be an Event of Tenant's Default if Landlord would have been required to consent to the change pursuant to the terms hereof.

        4. PAYMENT OF INTERIOR IMPROVEMENT COSTS: The Interior Improvement Costs and certain noise attenuating improvement costs shall be paid as follows:

             A. Landlord and Tenant desire to improve the Premises so that the following maximum interior noise levels are achieved for the types of office space identified: 55 dBA for executive offices and conference rooms; 60 dBA for staff offices; and 65 dBA for sales and secretarial offices. To achieve these goals Landlord and Tenant agree to contribute to the cost of improvements as follows. Tenant at its sole cost and expense shall install
(i) extra sheetrock in the roof and sound attenuating ceiling tiles in third floor ceilings, and (ii) sheetrock beneath the structural ceiling and above the suspended ceilings of all the second and third floor offices, and sprinklers as required by the City of Santa Clara, along with caulking required in connection therewith. Landlord at its sole cost and expense shall cause the sliding glass doors on the second and third floor to be removed and replaced with double pane sound attenuating glass windows. In the event upon completion of all of the work described above in this subparagraph A, the desired noise levels are not achieved, Landlord agrees to pay for the cost of additional improvements designed to reduce noise levels; provided Landlord shall not be required to contribute more than One Hundred Fifty Thousand Dollars ($150,000) for such additional improvements.

             B. In addition to those contributions of Landlord described in subparagraph A above, Landlord shall contribute to the payment of all Interior Improvement Costs up to an amount equal to Landlord's Interior Improvement Allowance. If any part of the Landlord's Interior Improvement Allowance is not used by tenant, or Tenant does not qualify for a disbursement pursuant to the provisions of this paragraph 4 with the result that the entire allowance is not disbursed, there shall nonetheless be no adjustment in the Base Monthly Rent due from tenant pursuant to the Lease.
If the Interior Improvement Costs exceed the maximum amount of Landlord's required contribution, then Tenant shall pay the entire amount of such excess.

             C. Landlord and Tenant acknowledge that the construction contract Tenant will enter into for the construction of the Interior Improvements will provide for progress payments to Prime Contractor in stages as the work is completed. Landlord shall pay the full amount of each such progress payment until all of Landlord's Interior Improvement Allowance is expended. Thereafter, if the cost of the Interior Improvements exceeds the amount of Landlord's required contribution for such improvements, then Tenant shall pay the rest of the progress payments due to Prime Contractor.
Landlord shall pay any progress payment due from Landlord to Prime Contractor within thirty (30) days after satisfaction of all of the conditions precedent to such progress payment by Landlord that has been requested by tenant which are set forth in subparagraph 4D and 4E hereof. If Landlord fails to pay any such amount when due, then Tenant may (but without the obligation to do so) advance such funds on Landlord's behalf, and Landlord shall be obligated to reimburse Tenant for the amount of funds so advanced on its behalf and all costs incurred by Tenant in so doing, including all interest at the Agreed Interest Rate.

             D. If Tenant desires to obtain a disbursement from Landlord from the Landlord's Interior Improvement Allowance for the purpose of paying Interior Improvement Costs, Tenant shall submit to Landlord a written itemized statement, signed by Tenant (an "Application for Payment") setting forth the following: (i) a description of the construction work performed, materials supplied and/or costs incurred or due for which disbursement is requested; and (ii) the total amount incurred, expended and/or due for each requested item less prior disbursements; and (iii) the amount due to be paid by Landlord from Landlord's Interior Improvement Allowance.

             E. Landlord shall have no obligation to make any disbursement from Landlord's Interior Improvement Allowance at any time that there is a Continuing Tenant Default (as defined in paragraph 1.14 of the Lease), or there has occurred an event, omission or failure of conditions which would constitute an Event of Tenant's Default (as defined in paragraph 13.1 of the Lease) after notice or lapse of time, or both. In addition, Landlord shall have the right to condition any disbursement from Landlord's Interior Improvement Allowance upon Landlord's receipt and approval of the following with respect to each Application for Payment:

                  (1) The form of Application for Payment and the sufficiency of the information contained therein;

                  (2) Bills and invoices and any other documents evidencing the total amount expended, incurred, or due for any requested contribution to Interior Improvement Costs;

                  (3) Evidence of Tenant's use of lien releases acceptable to Landlord for payments or disbursements to any contractor, subcontractor, materialmen, supplier, or lien claimant

                  (4) Architects, inspectors and/or engineer's periodic certification and the stage of construction that has been completed and its conformance to the Approved Plans based upon any such architects, inspectors and/or engineers periodic, physical inspections of the Premises and Interior Improvements;

                  (5) Waivers and releases of mechanics' lien, stop notice claim, equitable lien claim or other lien claim rights or lien bonds in form and amount reasonably satisfactory to Landlord;

                  (6) Evidence of Tenant's compliance with its obligations pursuant to paragraph 2 hereof;

                  (7) Any other document, requirement, evidence or information that Landlord may reasonably request pursuant to any provision of this Interior Improvement Agreement.

             F. Tenant agrees that all disbursements made to Tenant by Landlord from Landlord's Interior Improvement Allowance shall be used only for the payment of Interior Improvement Costs and shall be applied as set forth, and for the purposes described in, the relevant Application for Payment based upon which the disbursement is made.

     5.   PUNCHLIST:     Within a reasonable period of time after the
Interior Improvements are Substantially Completed, Landlord, Tenant and Tenant's architect shall together walk through and inspect such improvements so completed, using reasonable efforts to discover all uncompleted or defective construction. After such inspection has been completed. Tenant shall use reasonable efforts to complete and/or repair all "punch list" items within thirty (30) days thereafter.

     6. CONSTRUCTION WARRANTY FOR THE INTERIOR IMPROVEMENTS: Tenant warrants that the construction of the Interior Improvements will be performed in accordance with the Approved Plans therefor and all Laws in a good and workmanlike manner, and that all materials and equipment furnished will conform to said plans and shall be new and otherwise of good quality. Tenant shall promptly commence the cure of any breach of such warranty and complete such cure with diligence at Tenant's cost and expense.

     7. OWNERSHIP OF THE INTERIOR IMPROVEMENTS: All of the Interior Improvements which are constructed with funds of Landlord shall become the property of Landlord upon installation and shall not be removed or altered by Tenant. Any part of the Interior Improvements which are constructed by Landlord with funds of Tenant shall become the property of Tenant upon installation and Tenant shall have the right to depreciate and claim and collect investment tax credits in such improvements; provided, however, that
(i) Tenant shall not remove or alter such improvements during the term of the Lease; (ii) such improvements shall be surrendered to Landlord, and title to such improvements shall best in Landlord, at the expiration or earlier termination of the Lease Term; and (iii) in no event shall Landlord have any obligation to pay Tenant for the cost or value of such improvements. Notwithstanding the foregoing, Tenant shall have the right to remove only the following kinds of Interior Improvements so long as it repairs all damage caused by the installation thereof and returns the Premises to the condition existing prior to the installation of such Interior Improvements: (i) built-in cabinets, file drawers and bookcases; (ii) computer room air conditioning;
(iii) canteen equipment; (iv) office cubicle systems; and (v) ornamental statutes. If both Landlord and Tenant contribute to the cost of constructing the Interior Improvements, Landlord and Tenant shall agree in writing which of such improvements are to be constructed using Landlord's funds (and therefore are Landlord's property) and which of them are to be installed with Tenant's funds (and therefore are Tenant's property during the Lease Term).

     8. DOCUMENTS: Within fifteen (15) days after receiving a written request from Landlord, Tenant shall deliver to Landlord the most current version of the following: (i) a complete and correct list showing the name, address and telephone number of each contractor, subcontractor and principal materials supplier engaged in connection with the construction of the Interior Improvements, and the total dollar amount of each contract and subcontract (including any changes) together with the amounts paid through the date of the list; (ii) true and correct copies of all executed contracts and subcontracts identified in the list described in the immediately preceding clause, including any changes; (iii) a construction progress schedule; and (iv) any update to any item described in the preceding clauses which Tenant may have previously delivered to Landlord. Tenant expressly authorizes Landlord to contact any contractor, subcontractor or materials supplier to verify any information disclosed in accordance with this paragraph. Within sixty (60) days after the Interior Improvements have been Substantially Completed, Tenant shall cause the following to be delivered to
Landlord:

          A. Statements from Tenant's architect in form reasonably satisfactory to Landlord certifying that the Interior Improvements have been completed substantially in accordance with the Approved Plans and all Laws;

          B. A copy of all permanent certificates of occupancy and other governmental approvals which may be received by Tenant with respect to the construction of the Interior Improvements;

          C. One (1) copy of the Approved Plans, one (1) copy of each extra work or change order, and one (1) copy of any "As-Built" plans and specifications for the Interior Improvements, which Tenant may have elected to cause to be prepared;

          D. One (1) copy of all warranties, guaranties, and operational manuals relating to the Interior Improvements;

          E. A copy of a recorded notice of completion relating to the construction of the Interior Improvements.

     9. INDEMNITY: Tenant agrees to indemnify and hold Landlord harmless from and against all liabilities, claims, actions, damages, costs and expenses (including attorneys' fees incurred by Landlord in protecting its interest from the following) arising out of or resulting from construction of the Interior Improvements, including any mechanics' liens, defective workmanship or materials and any claim or cause of action of any kind by any party that Landlord is liable for any act or omission committed or made by Tenant, its agents, employees, or contractors in connection with the construction of the Interior Improvements.

     10. ROOF AND OTHER WORK: Landlord agrees to cause the structural support of the roof mounted mechanical units on the Premises to be inspected by Cabak Randall Jasper Griffiths Associates. If as a result of such inspection, remedial work is recommended, Landlord shall cause the same to be performed by Prime Contractor at Landlord's expense, as soon as reasonably practicable.

     Landlord agrees to replace, at Landlord's expense, the broken window on the east side, south end of the second floor of the Premises.

     11. EFFECT OF AGREEMENT: In the event of any inconsistency between this Agreement and the Lease, the terms of this Agreement shall prevail.

AS TENANT:                              AS LANDLORD:
----------                              ------------


FMC CORPORATION,                        THE EQUITABLE LIFE ASSURANCE
a Delaware corporation                  SOCIETY OF THE UNITED STATES,
                                        a New York corporation



By:  /s/ Charles Fink                   By:  /s/ James Piane
    ---------------------------             ---------------------------


Its: V.P. & Group Manager               Its: Attorney in Fact
    ---------------------------             ---------------------------


Dated:    June 23, 1989                 Dated:    6-23-89
        -----------------------                ------------------------

                                     EXHIBIT D


RECORDING REQUESTED BY:


The Equitable Life Assurance
   Society of the Untied States

WHEN RECORDED RETURN TO:

Morrison & Foerster
345 California Street
San Francisco, CA  94104-2105
Att'n:    Leslie M. Browne

   --------------------------------------------------------------------------
                     (Space above this lien for Recorder's use)


                           SUBORDINATION, NON-DISTURBANCE
                              AND ATTORNMENT AGREEMENT



NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.



             THIS AGREEMENT is entered into as of the ______ day of _____________, 1986, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNTIED STATES, a New York corporation (the "Beneficiary"), TELEDYNE INDUSTRIES, INC., a California corporation (the "Lessee") and AIRPORT TECHNOLOGY ASSOCIATES, a California general partnership (collectively the "Lessor").

                                W I T N E S S E T H

          WHEREAS, Lessee has entered into a certain lease dated June 30, 1986 (the "Lease"), with Lessor covering certain space (the "Premises") located in and upon the real property described in Exhibit A attached hereto (the "Property");

          WHEREAS, Beneficiary is the holder of a first mortgage loan (the "Loan") to Lessor in the amount of Thirty One Million Two Hundred Thousand and/no 100 Dollars ($31,200,000.00) which is secured by a first lien Construction and Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (the "Deed of Trust") covering the Property;

          WHEREAS, the parties hereto desire expressly to confirm the subordination of the Lease to the lien of the Deed of Trust, it being a requirement by Beneficiary that the lien and charge of the Deed of Trust be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease; and

          WHEREAS, Lessee has requested that Beneficiary agree not to disturb Lessee's possessory rights in the Premises in the event beneficiary should foreclose the Deed of Trust, provided that Lessee is not in default under the Lease and provided that Lessee attorns to beneficiary or the purchaser at any foreclosure or Trustee's sale of the Property.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Lessee's rights thereunder shall be and shall at all times remain subject, subordinate and inferior to the Deed of Trust and the lien thereof and all rights of Beneficiary thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof.

          2.   Lessee hereby declares, agrees and acknowledges that:

               a. Beneficiary would not have agreed to recognize the Lease without this Agreement; and

               b. Beneficiary, in making disbursements pursuant to the agreements evidencing and securing the Loan, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements and such proceeds may be used by Lessor for purposes other than improvement of the premises.

          3. In the event of foreclosure of the Deed of Trust, or upon a sale of the property encumbered thereby pursuant to the Trustee's power of sale contained therein, or upon a transfer of said property by deed in lieu of foreclosure, then so long as Lessee is not in default under any of the terms, covenants, or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Lessee, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease. Lessee hereby agrees to attorn to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease, and Beneficiary or any such successor owner of the Property will not disturb the possession of Lessee, and will be bound by all of the obligations imposed by the Lease upon the landlord thereunder; provided, however, that the Beneficiary, or any purchaser at a trustee's or sheriff's sale or any successor owner of the Property shall not be:

               a. liable for any act or omission of a prior landlord (including the Lessor); or

               b. subject to any offsets or defenses which the Lessee might have against any prior landlord (including the Lessor); or

               c. bound by any rent or additional rent which the Lessee might have paid in advance to any prior landlord (including the Lessor) for a period in excess of one month; or

               d. bound by any agreement or modification of the Lease made without the written consent of the Beneficiary; or

               e. liable or responsible for or with respect to the retention, application and/or return to Lessee of any security deposit paid to any prior lessor (including the Lessor), whether or not still held by such prior lessor, unless and until beneficiary or such other purchaser has actually received for its own account as lessor the full amount of such security deposit.

          Beneficiary acknowledges that it is presently a general partner in Lessor and that the provisions of this Agreement shall not affect any obligations it may have under the Lease in its capacity as general partner of Lessor.

          4. Upon the written request of either Beneficiary or Lessee to the other given at the time of a foreclosure, trustee's sale or deed in lieu thereof, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between the Lessor and Lessee, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee' sale or conveyance in lieu of foreclosure.

          5. Lessee from and after the date hereof, in the event of any act or omission by Lessor which would give Lessee the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction or to offset against the rental due under the Lease any amount due Lessee as a result of a breach by Lessor, will not exercise any such right: (a) until it has given written notice of such act to Beneficiary; and
(b) until the same period of time as is given to Lessor under the Lease to cure such act or omission shall have elapsed following such giving of notice to beneficiary and following the time when Beneficiary shall have become entitled under the Deed of Trust to remedy the same.

          6. Lessor, as landlord under the Lease and trustor under the Deed of Trust, agrees for itself and its heirs, successors and assigns, that: (a) this Agreement does not (i) constitute a waiver by Beneficiary of any of its rights under the Deed of Trust, and/or (ii) in any way release Lessor from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust; (b) the provisions of the Deed of Trust remain in full force and effect and must be complied with by Lessor; and (c) in the event of a default under the Deed of Trust, Lessee may pay all rent and all other sums due under the Lease to beneficiary as provided in this Agreement.

          7. Lessee acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Deed of Trust. In the event that Beneficiary notifies Lessee in writing of a default under the Deed of Trust and demands that Lessee pay its rent and all other sums due under the Lease to Beneficiary, Lessee agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to the Beneficiary or as otherwise required pursuant to such notice.

          8. Any provision of this Agreement to the contrary notwithstanding, beneficiary shall have no obligation or incur any liability with respect to the erection and completion of the building in which the Premises are located or for completion of the Premises or any improvements for Lessee's use and occupancy.

          9. Lessee from and after the date hereof shall send a copy of any notice or statement under the Lease to Beneficiary at the same time such notice or statement is sent to the Lessor under the Lease.

          10. All notices hereunder shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid to beneficiary at the following address (or at such other address as shall be given in writing by Beneficiary to the Lessee) and shall be deemed complete upon any such mailing:

          THE EQUITABLE LIFE ASSURANCE
            SOCIETY OF THE UNITED STATES
          c/o Equitable Real Estate Management, Inc.
          1 Market Plaza, 1900 Steuart Street Tower
          San Francisco, CA  94105


          Attention:  Senior Vice President


          with a copy to:   Mr. Richard Dolson, Senior Vice President
                            EQUITABLE REAL ESTATE INVESTMENT MANAGEMENT, INC.
                            3414 PEACHTREE ROAD NE, SUITE 1405
                            ATLANTA, GEORGIA  30326-1162

          11. This Agreement supersedes any inconsistent provisions of the Lease.

          12. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien and charge or provisions of the Deed of Trust, except as specifically set forth herein.

          13. This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns; provided however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom beneficiary's interest is assigned or transferred; and provided further that the interest of Lessee under this Agreement may not be assigned or transferred without the prior written consent of Beneficiary.

          14. Lessee agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first set forth above.

NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON THE LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

THE EQUITABLE LIFE ASSURANCE
     SOCIETY OF THE UNITED STATES
     a New York corporation
     "Beneficiary"


By
  ------------------------------
Printed
Name:     Richard B. Duffy
     ----------------------------

Title     Assistant Secretary
     ----------------------------


TELEDYNE INDUSTRIES, INC.
     a California corporation
     "Lessee"


By
  -------------------------------
Printed
Name
    -----------------------------

Title
     ----------------------------


AIRPORT TECHNOLOGY PARK ASSOCIATES,
     a California general partnership
     "Lessor"



By   Birstaf II,
     a California partnership,
     General Partner

     By
       ------------------------------
          Hudson R. Staffield,
          a general partner of
          Birstaf II

     By   Birtcher Pacific II
          a California general partnership,
          a general partner of
          Birstaf  II


     By
       --------------------------------
     Printed
     Name:
          -----------------------------

     Title
          -----------------------------


By  The Equitable Life Assurance
     Society of the United States,
     a New York corporation,
     General Partner


     By
        --------------------------------
     Printed
     Name       Richard B. Duffy
          ------------------------------

     Title      Assistant Secretary
          ------------------------------




               IT IS RECOMMENDED THAT PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT THERETO.

STATE OF            )
                    )ss.
COUNTY OF           )



     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard B. Duffy, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as Assistant Secretary, on behalf of The Equitable Life Assurance Society of the United States, a New York corporation, the corporation therein named, and acknowledge to me that such corporation executed the within instrument pursuant to its by-laws or to a resolution of its board of directors.

     WITNESS my hand and official seal.





                                   -------------------------------------------
                                   NOTARY PUBLIC



STATE OF            )
                    )ss.
COUNTY OF           )


     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as _____________________, on behalf of Teledyne Industries, Inc., a California corporation, the corporation therein named, and acknowledge to me that such corporation executed the within instrument pursuant to its by-laws or to a resolution of its board of directors.

     WITNESS my hand and official seal.





                                   -------------------------------------------
                                   NOTARY PUBLIC

STATE OF            )
                    )ss.
COUNTY OF           )


     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Hudson R. Staffield, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as a general partner of Birstaf II, a California partnership, and acknowledged to me that Birstaf II is a general partner of Airport Technology Park Associates, the California general partnership that executed the within instrument, and that Birstaf II executed the same as a general partner of Airport Technology Park Associates.

     WITNESS my hand and official seal.





                                   -------------------------------------------
                                   NOTARY PUBLIC




STATE OF            )
                    )ss.
COUNTY OF           )


     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the __________________ of Birtcher Pacific II, a California general partnership, and acknowledged to me that Birtcher Pacific II is a general partner of Birstaf II, a California partnership, that Birstaf II is a general partner of Airport Technology Park Associates, the California general partnership that executed the within instrument, that Birtcher Pacific II executed the same as a general partner of Birstaf II, that Birstaf II executed the same as a general partner of Airport Technology Park Associates, and that Airport Technology Park Associates executed the same.

     WITNESS my hand and official seal.





                                   -------------------------------------------
                                   NOTARY PUBLIC

STATE OF            )
                    )ss.
COUNTY OF           )



     On this ____ day of ____________, in the year 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard B. Duffy, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the Assistant Secretary of The Equitable Life Assurance Society of the United States, a New York corporation, and acknowledge to me that The Equitable Life Assurance Society of the United States is a general partner of Airport Technology Park Associates, the California general partnership that executed the within instrument, and that The Equitable Life Assurance Society of the United States executed the same as a general partner of Airport Technology Park Associates.

     WITNESS my hand and official seal.





                                   -------------------------------------------
                                   NOTARY PUBLIC






                                       -3-